THE
                            FLIPPIN, BRUCE & PORTER
                                     FUNDS


                                 ANNUAL REPORT
                                 MARCH 31, 1997


                           FBP Contrarion Equity Fund
                           FBP Contrarion Balanced Fund

LETTER TO SHAREHOLDERS                                            MAY 22, 1997
==============================================================================
   We are pleased to report on the progress of your Fund and its investments for the fiscal year ending March 31, 1997. The following table displays the total return (capital change plus income) of the Funds for the past six months and one year.
                                      Six     Twelve
                                    Months    Months

FBP Contrarian Equity Fund           9.9%      17.7%
FBP Contrarian Balanced Fund         7.6%      13.2%

REVIEW AND OUTLOOK

   The past year has been a very favorable period to be invested in financial assets. Economic growth in the U. S. has provided the environment for healthy corporate profit growth with low inflation. Consumer confidence remained high and unemployment remained low by historical standards. Mutual funds continued to receive record inflows of funds throughout the year.

   However, the financial markets displayed a bit of uneasiness as the first quarter of 1997 came to an end. The S&P 500 stock index was up only 2.7% after rising as much as 10% earlier in the period. The NASDAQ index, heavily weighted with technology issues, was down 5.1%. Bond returns, except for the shortest maturities, were negative as interest rates rose approximately .50% across most maturities. The yield curve flattened as 2 to 5 year issues saw the largest increase in yield.

   A combination of factors triggered the decline in stocks. Alan Greenspan, Chairman of the Federal Reserve, began cautioning investors last December of his belief that stock prices had risen ahead of earnings gains. Increased personal income and spending, high consumer confidence, strong economic growth, a somewhat overvalued stock market and concern over future wage gains prompted the Federal Reserve's decision to raise the Federal Funds rate .25% on March 25th. This was a pre-emptive measure to head off inflation not only in wages and producer prices, but also in stock prices.

   Despite these concerns, the S&P 500 index returned 19.8% and the Lipper Balanced Fund index returned 11.0% for the year ending March 1997. However, there was quite a divergence in returns depending on the companies chosen for investment. The equity market was led by large capitalization companies displaying consistent and growing earnings, whereas the average stock performance was much lower. For example, the Valueline Composite, a much broader but equal weighted index, was up only 7.5% for the same time period.

   We expect economic growth to moderate later this year and inflation to stay under control. As ten year U.S. Treasury issues approach 7%, longer term bonds are attractive and our focus for the Balanced Fund will be noncallable issues in the 7 to 10 year maturity range. This is a shift from our previous successful strategy, which was very defensive and focused on short to intermediate issues and high coupon, callable corporate bonds.

   After strong equity returns in 1995, 1996 and through May of this year, stocks are susceptible to further corrections and continued volatility. We are using periods of strength to reduce weightings in stocks that are approaching our full value targets and are in vogue with Wall Street. We are constantly searching for new investment opportunities, and the divergence discussed previously is providing many potential candidates. Also, market selloffs, such as occurred during April, provided the opportunity for the Equity Fund to invest new cash received.

COMPARATIVE CHARTS

   Performance for each Fund is compared on the next page to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has outpaced the FBP Contrarian Balanced Fund which maintains at least 25% bonds. Balanced funds have the growth potential to outpace inflation, but they will typically be outperformed by a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

   Thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.

/s/ John T. Bruce

John T. Bruce, CFA
Vice President - Portfolio Manager

[line chart]

FBP Contrarian Equity Fund

Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian
Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index


              FBP         Standard &    Consumer
          Contrarion       Poor's        Price
             Fund        500 Index       Index


Jul 93       10000         10000         10000
             10305         10299         10040
             10510         10538         10110
Mar 94       10308         10139         10161
             10379         10181         10222
             11141         10678         10314
             10996         10676         10376
Mar 95       11702         11716         10460
             12798         12834         10554
             13890         13854         10596
             14340         14688         10649
Mar 96       15158         15477         10735
             15846         16171         10853
             16229         16671         10901
             17604         18061         10991
Mar 97       17833         18545         11067

Past performance is not predictive of future performance.

FBP Contrarian Equity Fund Average Annual Total Returns

1 Year         Since Inception*
17.65%         17.06%

* Initial public offering of shares was July 30, 1993.

[line chart]

FBP Contrarian Balanced Fund

Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian
Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index

               FBP        Standard &     Consumer
           Contrarion       Poor's        Price
          Balanced Fund   500 Index       Index


Jul 89        10000         10000         10000
               9892         11071         10075
               9897         11299         10176
Mar 90         9867         10960         10380
              10059         11648         10474
               8749         10047         10653
               9118         10948         10835
Mar 91        10555         12539         10933
              10683         12510         10977
              11130         13179         11043
              11607         14284         11142
Mar 92        12214         13922         11221
              12434         14187         11311
              12545         14634         11390
              13275         15370         11481
Mar 93        13772         16040         11585
              13875         16117         11654
              14448         16533         11701
              14598         16916         11783
Mar 94        14306         16275         11842
              14324         16343         11913
              15015         17141         12020
              14870         17138         12093
Mar 95        15814         18807         12190
              17031         20602         12300
              18126         22240         12349
              18689         23579         12411
Mar 96        19429         24844         12510
              20089         25959         12649
              20431         26762         12704
              21784         28992         12809
Mar 97        21983         29769         12897

Past Performance is not predictive of future performance.

FBP Contrarian Balanced Fund Average Annual Total Returns

1 Year         5 Years        Since Inception*
13.15%         12.47%         10.71%

* Initial public offering of shares was July 3, 1989.


FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997
=============================================================================================================
     SHARES      COMMON STOCKS -- 82.7%                                                             VALUE
-------------------------------------------------------------------------------------------------------------


                 BUSINESS INFORMATION SERVICES -- 1.4%
          4,200  Cognizant Corporation......................................................   $     122,325
          4,200  Dun & Bradstreet Corporation...............................................         106,575
                                                                                              ---------------
                                                                                                     228,900
                                                                                              ---------------
                 CHEMICALS -- 3.8%
          4,100  Dow Chemical Company.......................................................         328,000
         11,500  Ethyl Corporation..........................................................          99,188
          4,000  Great Lakes Chemical Corporation...........................................         184,000
                                                                                              ---------------
                                                                                                     611,188
                                                                                              ---------------
                 COMMERCIAL BANKING -- 12.0%
          8,400  Banc One Corporation.......................................................         333,900
          4,200  Chase Manhattan Corporation................................................         393,225
          4,600  Citicorp...................................................................         497,950
          5,090  First Chicago NBD Corporation..............................................         275,496
          8,400  NationsBank Corporation....................................................         465,150
                                                                                              ---------------

                                                                                                   1,965,721
                                                                                              ---------------
                 COMMUNICATIONS -- 4.3%
          7,600  GTE Corporation............................................................         354,350
          2,700  Harris Corporation.........................................................         207,563
         16,600  Paging Network, Inc.(b) ...................................................         134,875
                                                                                              ---------------

                                                                                                     696,788
                                                                                              ---------------
                 COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 6.1%
          2,600  Hewlett-Packard Company....................................................         138,450
          4,800  International Business Machines(c)  .......................................         659,400
         16,100  Tandem Computers, Inc.(b) .................................................         191,187
                                                                                              ---------------

                                                                                                     989,037
                                                                                              ---------------
                 CONSUMER GOODS & SERVICES -- 6.2%
          7,500  Dean Foods Company.........................................................         259,687
          5,400  Philip Morris Companies, Inc...............................................         616,275
          5,000  UST, Inc...................................................................         139,375
                                                                                              ---------------

                                                                                                   1,015,337
                                                                                              ---------------
                 DRUGS/MEDICAL EQUIPMENT -- 8.3%
         11,100  Allergan, Inc..............................................................         323,288
          6,800  Bristol-Myers Squibb Company(c) ...........................................         401,200
          3,400  Johnson & Johnson  ........................................................         179,775
          2,500  Merck & Company, Inc.......................................................         210,625
          6,700  Pharmacia & Upjohn, Inc....................................................         245,387
                                                                                              ---------------

                                                                                                   1,360,275
                                                                                              ---------------
                 DURABLE GOODS -- 5.4%
         11,000  Digital Equipment Corporation(b)  .........................................         301,125
          1,200  General Electric Company...................................................         119,100
          4,600  Genuine Parts Company......................................................         214,475
          8,300  WMX Technologies, Inc......................................................         254,187
                                                                                              ---------------

                                                                                                     888,887
                                                                                              ---------------


FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
==============================================================================================================
     SHARES      COMMON STOCKS -- 82.7%                                                             VALUE
--------------------------------------------------------------------------------------------------------------


                 ELECTRICITY -- 1.9%
         16,000  Unicom Corporation ........................................................   $     312,000
                                                                                              ---------------

                 FINANCE -- 2.8%
          4,800  Student Loan Marketing Association.........................................         457,200
                                                                                              ---------------

                 INSURANCE -- 3.7%
          4,100  Aetna Life & Casualty Company(c) ..........................................         352,088
          2,200  Marsh & McLennan Companies, Inc............................................         249,150
                                                                                              ---------------

                                                                                           .         601,238
                                                                                              ---------------
                 MANAGEMENT SERVICES -- 1.2%
          4,000  PHH Corporation............................................................         184,500
                                                                                              ---------------

                 OIL & OIL DRILLING -- 6.4%
          8,000  Equitable Resources, Inc...................................................         245,000
         17,000  Oryx Energy Company(b) ....................................................         327,250
          6,400  Pennzoil Company...........................................................         331,200
          1,400  Schlumberger Limited  .....................................................         150,150
                                                                                              ---------------

                                                                                                   1,053,600
                                                                                              ---------------
                 PAPER & FOREST PRODUCTS -- .8%
          3,000  Weyerhaeuser Company.......................................................         133,875
                                                                                              ---------------

                 PHOTOGRAPHICAL PRODUCTS -- 1.2%
          2,500  Eastman Kodak Company......................................................         189,688
                                                                                              ---------------

                 PRINTING -- 2.3%
         11,000  R. R. Donnelley & Sons Company.............................................         383,625
                                                                                              ---------------

                 RETAIL STORES -- 11.8%
         20,900  Apple South, Inc...........................................................         274,312
          6,900  Circuit City Stores, Inc...................................................         230,288
         12,000  Cracker Barrel Old Country Store, Inc......................................         313,500
         27,000  K-Mart Corporation(b) .....................................................         327,375
         11,000  The Limited, Inc. .........................................................         202,125
          8,900  Toys R Us, Inc.(b) ........................................................         249,200
         11,800  Wal-Mart Stores, Inc.......................................................         328,925
                                                                                              ---------------

                                                                                                   1,925,725
                                                                                              ---------------
                 TRANSPORTATION -- 2.4%
          4,800  Alexander & Baldwin, Inc...................................................         124,200
          5,000  Federal Express Corporation(b)  ...........................................         260,625
                                                                                              ---------------

                                                                                                     384,825
                                                                                              ---------------
                 TRAVEL & INVESTMENT SERVICES -- .7%
          2,000  American Express Company...................................................         119,750
                                                                                              ---------------

                 TOTAL COMMON STOCKS  (COST $10,351,893) ...................................   $  13,502,159
                                                                                              ---------------


FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
==============================================================================================================
      FACE
     AMOUNT      REPURCHASE AGREEMENTS(A) -- 19.1%                                                  VALUE
--------------------------------------------------------------------------------------------------------------


 $    3,126,000  Star Bank N.A., 5.25%, dated 03/31/97, due 04/01/97,
                 repurchase proceeds $3,126,456 (Cost $3,126,000)...........................   $   3,126,000
                                                                                              ---------------

                 TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 101.8% .............   $  16,628,159


                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.8)% ............................        (287,891)
                                                                                              ---------------


                 NET ASSETS-- 100.0% .......................................................   $  16,340,268
                                                                                              ===============

(a) Joint repurchase agreement is fully collateralized by $20,650,000 GNMA II, Pool #8373, 6.50%, due 02/20/24. The aggregate market value of the collateral at March 31, 1997 was $20,897,370. The Fund's pro-rata interest in the collateral at March 31, 1997 was $3,393,868.

(b) Non-income producing security.

(c) Security covers a call option.

See accompanying notes to the financial statements.


FBP CONTRARIAN EQUITY FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
MARCH 31, 1997
=============================================================================================================
                                                                                 MARKET
                                                                                VALUE OF          PREMIUMS
     SHARES      COVERED CALL OPTIONS                                            OPTION           RECEIVED
--------------------------------------------------------------------------------------------------------------


                 Aetna Life & Casualty Company,
          1,000     07/19/97 at $95......................................     $      1,625     $       4,960
                 Bristol-Myers Squibb Company,
          2,200     06/21/97 at $67.50...................................            1,788             8,691
                 International Business Machines,
            500     04/19/97 at $170.....................................               31             4,522
                                                                             --------------   ---------------
                                                                              $      3,444     $      18,173
                                                                             ==============   ===============

See accompanying notes to the financial statements.


FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997
================================================================================================================
     SHARES      COMMON STOCKS -- 64.6%                                                             VALUE
----------------------------------------------------------------------------------------------------------------


                 BUSINESS INFORMATION SERVICES -- 1.2%
          9,000  Cognizant Corporation......................................................   $     262,125
          9,000  Dun & Bradstreet Corporation...............................................         228,375
                                                                                              ---------------
                                                                                                     490,500
                                                                                              ---------------

                 CHEMICALS -- 2.8%
          8,000  Dow Chemical Company.......................................................         640,000
         20,000  Ethyl Corporation..........................................................         172,500
          7,000  Great Lakes Chemical Corporation...........................................         322,000
                                                                                              ---------------

                                                                                                   1,134,500
                                                                                              ---------------
                 COMMERCIAL BANKING -- 7.4%
         13,590  Banc One Corporation.......................................................         540,202
          7,500  Chase Manhattan Corporation................................................         702,188
          6,000  Citicorp ..................................................................         649,500
          5,430  First Chicago NBD Corporation..............................................         293,899
         14,800  NationsBank Corporation....................................................         819,550
                                                                                              ---------------

                                                                                                   3,005,339
                                                                                              ---------------
                 COMMUNICATIONS -- 3.7%
         15,000  GTE Corporation............................................................         699,375
          8,500  Harris Corporation.........................................................         653,437
         22,000  Paging Network, Inc.(b) ...................................................         178,750
                                                                                              ---------------
                                                                                                   1,531,562
                                                                                              ---------------
                 COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 5.2%
          6,000  Hewlett-Packard Company....................................................         319,500
         10,000  International Business Machines(c)  .......................................       1,373,750
         37,000  Tandem Computers, Inc.(b) .................................................         439,375
                                                                                              ---------------

                                                                                                   2,132,625
                                                                                              ---------------
                 CONSUMER GOODS & SERVICES -- 4.2%
         10,000  Dean Foods Company.........................................................         346,250
         10,000  Philip Morris Companies, Inc.(c) ..........................................       1,141,250
          8,500  UST, Inc. .................................................................         236,938
                                                                                              ---------------

                                                                                                   1,724,438
                                                                                              ---------------

                 DRUGS/MEDICAL EQUIPMENT -- 6.9%
         19,000  Allergan, Inc..............................................................         553,375
          9,400  Bristol-Myers Squibb Company(c) ...........................................         554,600
         14,400  Johnson & Johnson .........................................................         761,400
          4,000  Merck & Company, Inc.......................................................         337,000
         16,400  Pharmacia & Upjohn, Inc....................................................         600,650
                                                                                              ---------------
                                                                                                   2,807,025
                                                                                              ---------------
                 DURABLE GOODS -- 4.4%
         20,000  Digital Equipment Corporation(b) ..........................................         547,500
          5,600  General Electric Company...................................................         555,800
          4,300  Genuine Parts Company......................................................         200,487
         16,000  WMX Technologies, Inc......................................................         490,000
                                                                                              ---------------
                                                                                                   1,793,787
                                                                                              ---------------


FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===============================================================================================================
     SHARES      COMMON STOCKS -- 64.6%                                                             VALUE
---------------------------------------------------------------------------------------------------------------


                 ELECTRICITY -- 1.3%
         27,000  Unicom Corporation.........................................................   $     526,500
                                                                                              ---------------

                 FINANCE -- 2.3%
         10,000  Student Loan Marketing Association(c) .....................................         952,500
                                                                                              ---------------

                 INSURANCE -- 4.4%
          8,300  Aetna Life & Casualty Company(c) ..........................................         712,763
          4,275  American International Group(c) ...........................................         501,778
          5,000  Marsh & McLennan Companies, Inc............................................         566,250
                                                                                              ---------------
                                                                                                   1,780,791
                                                                                              ---------------
                 MANAGEMENT SERVICES -- 1.0%
          9,000  PHH Corporation............................................................         415,125
                                                                                              ---------------

                 OIL & OIL DRILLING -- 3.7%
          6,800  Equitable Resources, Inc...................................................         208,250
         25,000  Oryx Energy Company(b) ....................................................         481,250
          9,600  Pennzoil Company...........................................................         496,800
          3,000  Schlumberger Limited ......................................................         321,750
                                                                                              ---------------
                                                                                                   1,508,050
                                                                                              ---------------
                 PAPER & FOREST PRODUCTS -- 1.1%
         10,000  Weyerhaeuser Company.......................................................         446,250
                                                                                              ---------------


                 PHOTOGRAPHICAL PRODUCTS -- .9%
          5,200  Eastman Kodak Company .....................................................         394,550
                                                                                              ---------------

                 PRINTING -- 1.5%
         17,000  R. R. Donnelley & Sons Company.............................................         592,875
                                                                                              ---------------

                 RETAIL STORES -- 9.2%
         33,300  Apple South, Inc...........................................................         437,062
         10,400  Circuit City Stores, Inc...................................................         347,100
         25,200  Cracker Barrel Old Country Store, Inc......................................         658,350
         68,000  K-Mart Corporation(b) .....................................................         824,500
         20,000  The Limited, Inc. .........................................................         367,500
         19,000  Toys R Us, Inc.(b) ........................................................         532,000
         21,500  Wal-Mart Stores, Inc.......................................................         599,313
                                                                                              ---------------
                                                                                                   3,765,825
                                                                                              ---------------
                 TRANSPORTATION -- 2.2%
         8,600   Alexander & Baldwin, Inc...................................................         222,525
         13,000  Federal Express Corporation(b) ............................................         677,625
                                                                                              ---------------
                                                                                                     900,150
                                                                                              ---------------
                 TRAVEL & INVESTMENT SERVICES -- 1.2%
          8,000  American Express Company(c) ...............................................         479,000
                                                                                              ---------------


                 TOTAL COMMON STOCKS  (COST $16,811,073) ...................................   $  26,381,392
                                                                                              ---------------


FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===============================================================================================================
    PAR VALUE    U.S. GOVERNMENT AND AGENCY OBLIGATIONS-- 20.0%                                    VALUE
---------------------------------------------------------------------------------------------------------------


                 U.S. TREASURY NOTES -- 16.3%
$       500,000     5.625%, due 06/30/97....................................................   $     500,157
        200,000     5.50%, due 09/30/97.....................................................         199,688
        500,000     5.375%, due 05/31/98....................................................         495,156
        500,000     5.875%, due 08/15/98....................................................         497,031
        500,000     5.50%, due 02/28/99.....................................................         491,719
        500,000     6.75%, due 06/30/99.....................................................         502,656
        500,000     7.75%, due 01/31/00.....................................................         514,375
        500,000     5.625%, due 02/28/01....................................................         481,563
        750,000     6.125%, due 12/31/01....................................................         730,547
        500,000     6.375%, due 08/15/02....................................................         490,782
        500,000     6.25%, due 02/15/03.....................................................         486,250
        500,000     7.25%, due 05/15/04.....................................................         509,844
        750,000     7.00%, due 07/15/06.....................................................         751,406
                                                                                              ---------------
                                                                                                   6,651,174
                                                                                              ---------------
                 FEDERAL HOME LOAN BANK -- 1.8%
        750,000     8.00%, due 01/10/12.....................................................         733,060
                                                                                              ---------------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.9%
        750,000     8.625%, due 10/18/21....................................................         782,349
                                                                                              ---------------

                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $8,219,688) ............   $   8,166,583
                                                                                              ---------------


===============================================================================================================
    PAR VALUE    CORPORATE BONDS -- 6.6%                                                            VALUE
---------------------------------------------------------------------------------------------------------------


                 FINANCE -- 2.9%
                 Bankers Trust New York Corporation,
 $      750,000     7.375%, due 05/01/08....................................................   $     733,686
                 Signet Banking Corporation,
        150,000     9.625%, due 06/01/99....................................................         157,347
                 United Dominion Realty,
        300,000     7.25%, due 04/01/99.....................................................         301,150
                                                                                              ---------------

                                                                                                   1,192,183
                                                                                              ---------------

                 INDUSTRIAL -- 2.5%
                 Baxter International, Inc.,
         75,000     9.25%, due 12/15/99.....................................................          79,245
                 Boise Cascade Corporation,
        175,000     10.125%, due 12/15/97...................................................         179,462
                 Dayton Hudson Corporation,
         27,000     9.25%, due 11/15/16.....................................................          27,583
        113,000     9.875%, due 06/01/17....................................................         119,446


FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===============================================================================================================
    PAR VALUE    CORPORATE BONDS -- 6.6%                                                            VALUE
---------------------------------------------------------------------------------------------------------------


                 Georgia Pacific Corporation,
 $      300,000     9.75%, due 01/15/18.....................................................   $     313,186
                 Hilton Hotels,
        300,000     7.70%, due 07/15/02.....................................................         300,472
                                                                                              ---------------
                                                                                                   1,019,394
                                                                                              ---------------
                 UTILITIES -- 1.2%
                 Niagara Mohawk Power,
        500,000     9.50%, due 03/01/21.....................................................         505,693
                                                                                              ---------------

                 TOTAL CORPORATE BONDS  (COST $2,664,540) ..................................   $   2,717,270
                                                                                              ---------------


                 TOTAL INVESTMENTS AT VALUE (COST $27,695,301)-- 91.2%  ....................   $  37,265,245
                                                                                              ---------------


===============================================================================================================
      FACE
     AMOUNT      REPURCHASE AGREEMENTS(A) -- 8.3%                                                   VALUE
---------------------------------------------------------------------------------------------------------------


 $    3,371,000  Star Bank N.A., 5.25%, dated 03/31/97, due 04/01/97,
                    repurchase proceeds $3,371,492 (Cost $3,371,000)........................   $   3,371,000
                                                                                              ---------------

                 TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 99.5% ..............   $  40,636,245

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.5% ..............................         218,107
                                                                                              ---------------


                 NET ASSETS-- 100.0% .......................................................   $  40,854,352
                                                                                              ===============

(a) Joint repurchase agreement is fully collateralized by $20,650,000 GNMA II, Pool #8373, 6.50%, due 02/20/24. The aggregate market value of the collateral at March 31, 1997 was $20,897,370. The Fund's pro-rata interest in the collateral at March 31, 1997 was $3,659,863.

(b) Non-income producing security.

(c) Security covers a call option.

See accompanying notes to the financial statements.


FBP CONTRARIAN BALANCED FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
MARCH 31, 1997
===============================================================================================================
                                                                                  MARKET
                                                                                 VALUE OF           PREMIUMS
     SHARES      COVERED CALL OPTIONS                                             OPTION            RECEIVED
---------------------------------------------------------------------------------------------------------------


                 Aetna Life & Casualty Company,
          2,000     07/19/97 at $95......................................     $      3,250     $       9,920
                 American Express Company,
          2,000     04/19/97 at $70......................................                0             4,920
                 American International Group,
          1,500     05/17/97 at $130.....................................              844             6,690
                 Bristol-Myers Squibb,
          3,400     06/21/97 at $67.50...................................            2,762            13,106
                 International Business Machines,
          1,000     04/19/97 at $170.....................................               63             9,085
                 Phillip Morris Companies, Inc.,
          2,000     06/21/97 at $135.....................................            2,750            15,919
                 Student Loan Marketing Association,
          2,500     07/19/97 at $115.....................................            3,750            18,649
                                                                             --------------   ---------------
                                                                             $      13,419     $      78,289
                                                                             ==============   ===============

See accompanying notes to the financial statements.


THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1997
===============================================================================================================
                                                                                   FBP               FBP
                                                                               CONTRARIAN        CONTRARIAN
                                                                                 EQUITY           BALANCED
                                                                                  FUND              FUND
---------------------------------------------------------------------------------------------------------------


ASSETS
   Investments in securities:
     At acquisition cost.................................................    $  10,351,893     $  27,695,301
                                                                             ==============   ===============

     At value (Note 1)...................................................    $  13,502,159     $  37,265,245
   Investments in repurchase agreements (Note 1).........................        3,126,000         3,371,000
   Cash..................................................................              874                 2
   Receivable for securities sold........................................           21,251            45,538
   Interest receivable...................................................              456           192,587
   Dividends receivable..................................................           31,233            56,220
   Receivable for capital shares sold....................................          133,450             8,842
   Other assets..........................................................               --             1,808
                                                                             --------------   ---------------

     TOTAL ASSETS........................................................       16,815,423        40,941,242
                                                                             --------------   ---------------

LIABILITIES
   Payable for securities purchased......................................          440,501                --
   Payable for capital shares redeemed...................................            1,500             7,568
   Dividends payable.....................................................            8,998            19,891
   Accrued advisory fees (Note 3)........................................           10,582            27,614
   Accrued administration fees (Note 3)..................................            2,800             6,900
   Other accrued expenses................................................            7,330            11,498
   Covered call options, at value (Notes 1 and 4)
     (premiums received $18,173 and $78,289, respectively) ..............            3,444            13,419
                                                                             --------------   ---------------

     TOTAL LIABILITIES...................................................          475,155            86,890
                                                                             --------------   ---------------

NET ASSETS ..............................................................    $  16,340,268     $  40,854,352
                                                                             ==============   ===============

Net assets consist of:
   Paid-in capital.......................................................    $  13,012,026     $  30,527,779
   Undistributed net investment income...................................            1,308             7,701
   Accumulated net realized gains from security transactions.............          161,939           684,058
   Net unrealized appreciation on investments............................        3,164,995         9,634,814
                                                                             --------------   ---------------

Net assets...............................................................    $  16,340,268     $  40,854,352
                                                                             ==============   ===============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value).............................................        1,016,083         2,573,969
                                                                             ==============   ===============

Net asset value, offering price and redemption price per share (Note 1)..    $       16.08     $       15.87
                                                                             ==============   ===============

See accompanying notes to the financial statements.


THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 1997
===============================================================================================================
                                                                                   FBP               FBP
                                                                               CONTRARIAN        CONTRARIAN
                                                                                 EQUITY           BALANCED
                                                                                  FUND              FUND
---------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
   Interest..............................................................    $     128,149     $     977,544
   Dividends.............................................................          215,221           488,130
                                                                             --------------   ---------------

     TOTAL INVESTMENT INCOME.............................................          343,370         1,465,674
                                                                             --------------   ---------------

EXPENSES
   Investment advisory fees (Note 3).....................................           94,590           293,819
   Administration fees (Note 3)..........................................           26,614            75,049
   Custodian fees........................................................            8,103            12,316
   Professional fees.....................................................            7,295            10,795
   Registration fees.....................................................            5,924             6,574
   Trustees' fees and expenses...........................................            5,002             5,002
   Printing of shareholder reports.......................................            4,346             5,189
   Postage and supplies..................................................            3,302             4,725
   Pricing costs.........................................................            1,233             4,747
   Other expenses........................................................            1,997             4,947
                                                                             --------------   ---------------

     TOTAL EXPENSES......................................................          158,406           423,163
   Fees waived by the Adviser (Note 3)...................................           (5,300)              --
                                                                             --------------   ---------------

     NET EXPENSES........................................................          153,106           423,163
                                                                             --------------   ---------------

NET INVESTMENT INCOME ...................................................          190,264         1,042,511
                                                                             --------------   ---------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions.........................          309,235         1,386,944
   Net realized gains on option contracts written........................           11,061            41,494
   Net change in unrealized appreciation/depreciation on investments.....        1,419,505         2,379,725
                                                                             --------------   ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ........................        1,739,801         3,808,163
                                                                             --------------   ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..............................    $   1,930,065     $   4,850,674
                                                                             ==============   ===============

See accompanying notes to the financial statements.


THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED MARCH 31, 1997 AND 1996
===============================================================================================================
                                                         FBP CONTRARIAN                  FBP CONTRARIAN
                                                           EQUITY FUND                    BALANCED FUND

                                                       YEAR           YEAR            YEAR           YEAR
                                                       ENDED          ENDED           ENDED          ENDED
                                                     MARCH 31,      MARCH 31,       MARCH 31,      MARCH 31,
                                                       1997           1996            1997           1996
---------------------------------------------------------------------------------------------------------------


FROM OPERATIONS
   Net investment income.......................   $    190,264    $    124,921    $ 1,042,511    $   959,151
   Net realized gains on:
     Security transactions.....................        309,235         162,612      1,386,944      1,151,459
     Option contracts written..................         11,061           5,145         41,494         17,162
   Net change in unrealized appreciation/
     depreciation on investments...............      1,419,505       1,328,851      2,379,725      4,142,023
                                                  ------------   --------------  -------------  --------------

Net increase in net assets from operations.....      1,930,065       1,621,529      4,850,674      6,269,795
                                                  ------------   --------------  -------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income..................       (190,839)       (124,493)    (1,041,994)      (958,803)
   From net realized gains.....................       (303,199)        (22,509)    (1,212,659)      (863,702)
                                                  ------------   --------------  -------------  --------------

Decrease in net assets from
   distributions to shareholders...............       (494,038)       (147,002)    (2,254,653)    (1,822,505)
                                                  ------------   --------------  -------------  --------------

FROM CAPITAL SHARE TRANSACTIONS(a)
   Proceeds from shares sold...................      7,247,789       3,064,694      5,369,393      6,203,415
   Net asset value of shares issued in reinvestment
     of distributions to shareholders..........        415,382         105,309      2,148,852      1,739,955
   Payments for shares redeemed................     (1,848,844)       (877,596)    (4,900,645)    (2,725,615)
                                                  ------------   --------------  -------------  --------------

Net increase in net assets from
   capital share transactions..................      5,814,327       2,292,407      2,617,600      5,217,755
                                                  ------------   --------------  -------------  --------------

TOTAL INCREASE IN NET ASSETS ..................      7,250,354       3,766,934      5,213,621      9,665,045

NET ASSETS
   Beginning of year...........................      9,089,914       5,322,980     35,640,731     25,975,686
                                                  ------------   --------------  -------------  --------------
   End of year - (including undistributed net
     investment income of $1,308, $1,883,
     $7,701 and $7,184, respectively)..........   $ 16,340,268    $  9,089,914    $40,854,352    $35,640,731
                                                  ============   ==============  =============  ==============

(a)  Summary of capital share activity:
   Shares sold.................................        467,711         227,338        346,188        437,108
   Shares issued in reinvestment of distributions
     to shareholders...........................         27,437           7,962        140,100        122,643
   Shares redeemed.............................       (118,787)        (70,241)      (310,312)      (191,450)
                                                  ------------   --------------  -------------  --------------

   Net increase in shares outstanding..........        376,361         165,059        175,976        368,301
   Shares outstanding, beginning of year.......        639,722         474,663      2,397,993      2,029,692
                                                  ------------   --------------  -------------  --------------

   Shares outstanding, end of year.............      1,016,083         639,722      2,573,969      2,397,993
                                                  ============   ==============  =============  ==============

See accompanying notes to the financial statements.


FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================
                                                       YEAR           YEAR            YEAR         JULY 30,
                                                       ENDED          ENDED           ENDED       1993(A) TO
                                                     MARCH 31,      MARCH 31,       MARCH 31,      MARCH 31,
                                                       1997           1996            1995           1994
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.........   $      14.21    $      11.21    $     10.15    $     10.00
                                                  ------------   --------------  -------------  --------------

Income from investment operations:
   Net investment income.......................           0.22            0.24           0.21           0.12
   Net realized and unrealized gains on investments       2.24            3.05           1.14           0.19
                                                  ------------   --------------  -------------  --------------

Total from investment operations...............           2.46            3.29           1.35           0.31
                                                  ------------   --------------  -------------  --------------

Less distributions:
   Dividends from net investment income........          (0.22)          (0.24)         (0.23)         (0.10)
   Distributions from net realized gains.......          (0.37)          (0.05)         (0.06)         (0.06)
                                                  ------------   --------------  -------------  --------------

Total distributions............................          (0.59)          (0.29)         (0.29)         (0.16)
                                                  ------------   --------------  -------------  --------------

Net asset value at end of period...............   $      16.08    $      14.21    $     11.21    $     10.15
                                                  ============   ==============  =============  ==============

Total return...................................         17.65%          29.54%         13.52%          4.59%(c)
                                                  ============   ==============  =============  ==============

Net assets at end of period (000's)............   $     16,340    $      9,090    $     5,323    $     3,135
                                                  ============   ==============  =============  ==============

Ratio of expenses to average net assets(b) ....          1.21%           1.25%          1.25%          1.25%(c)

Ratio of net investment income to average
 net assets....................................          1.50%           1.89%          2.15%          1.98%(c)

Portfolio turnover rate........................             9%             12%             9%             7%

Average commission rate per share..............   $     0.0925    $         --    $        --    $        --

(a)  Commencement of operations.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.25%, 1.67%, 2.27% and 3.10%(c) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively (Note 3).

(c)  Annualized.

See accompanying notes to the financial statements.


FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                    SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================================

                                                                      YEARS ENDED MARCH 31,

                                                      1997        1996        1995        1994        1993
-------------------------------------------------------------------------------------------------------------------


Net asset value at beginning of year............    $  14.86    $   12.80   $   12.19   $   12.10  $   11.10
                                                  -----------  ----------  ----------   ---------  ----------

Income from investment operations:
   Net investment income........................        0.42         0.43        0.38        0.33       0.34
   Net realized and unrealized gains
     on investments.............................        1.49         2.44        0.87        0.15       1.06
                                                  -----------  ----------  ----------   ---------  ----------

Total from investment operations................        1.91         2.87        1.25        0.48       1.40
                                                  -----------  ----------  ----------   ---------  ----------

Less distributions:
   Dividends from net investment income.........       (0.42)       (0.43)      (0.39)      (0.32)     (0.35)
   Distributions from net realized gains........       (0.48)       (0.38)      (0.25)      (0.07)     (0.05)
                                                  -----------  ----------  ----------   ---------  ----------

Total distributions.............................       (0.90)       (0.81)      (0.64)      (0.39)     (0.40)
                                                  -----------  ----------  ----------   ---------  ----------

Net asset value at end of year..................    $  15.87    $   14.86   $   12.80   $   12.19  $   12.10
                                                  ===========  ==========  ==========   =========  ==========

Total return....................................      13.15%       22.86%      10.54%       3.88%     12.76%
                                                  ===========  ==========  ==========   =========  ==========

Net assets at end of year (000's)...............    $ 40,854    $  35,641   $  25,976   $  21,969  $  16,435
                                                  ===========  ==========  ==========   =========  ==========

Ratio of expenses to average net assets.........       1.08%        1.17%       1.17%(a)    1.25%(b)    1.31%(b)

Ratio of net investment income
   to average net assets........................       2.65%        3.04%       3.10%       2.64%      3.09%

Portfolio turnover rate.........................         24%          17%         14%         28%        27%

Average commission rate per share...............    $ 0.0779    $      --   $      --   $      --  $      --

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's custodian fees for the year ended March 31, 1995 was paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratio of expenses to average net assets would have been 1.20% for the year ended March 31, 1995.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.36% and 1.43% and for the years ended March 31, 1994 and 1993, respectively (Note 3).

See accompanying notes to the financial statements.


THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997
==============================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long-term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long-term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities of the FBP Contrarian Balanced Fund will ordinarily be traded on the over-the-counter market, and common stocks of each Fund will ordinarily be traded on a national securities exchange, but may also be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 1997:


-----------------------------------------------------------------------------------
                                                FBP CONTRARIAN    FBP CONTRARIAN
                                                  EQUITY FUND      BALANCED FUND
-----------------------------------------------------------------------------------


Gross unrealized appreciation...............    $   3,507,323     $  10,377,445
Gross unrealized depreciation...............         (342,328)         (742,631)
                                                --------------   ---------------

Net unrealized appreciation.................    $   3,164,995     $   9,634,814
                                                ==============   ===============

-----------------------------------------------------------------------------------


The tax basis of investments for each Fund is equal to the acquisition cost as shown on the Statements of Assets and Liabilities.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $5,429,535 and $915,391, respectively, for the FBP Contrarian Equity Fund and $9,799,373 and $8,122,848, respectively, for the FBP Contrarian Balanced Fund.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .75% of its average daily net assets up to $250 million; .65% of the next $250 million of such net assets; and .50% of such net assets in excess of $500 million.

The Adviser currently intends to limit the total operating expenses of the FBP Contrarian Equity Fund to 1.25% of average daily net assets. Accordingly, the Adviser voluntarily waived $5,300 of its investment advisory fees from the FBP Contrarian Equity Fund for the year ended March 31, 1997.

Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Funds Services, Inc. (CFS), formerly MGF Service Corp., CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from each Fund at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and
 .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of CFS.

4.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 1997 is as follows:


---------------------------------------------------------------------------------------------------------------
                                                          FBP CONTRARIAN                 FBP CONTRARIAN
                                                            EQUITY FUND                   BALANCED FUND

                                                    NUMBER OF        OPTION        NUMBER OF        OPTION
                                                     OPTIONS        PREMIUMS         OPTIONS        PREMIUMS
---------------------------------------------------------------------------------------------------------------


Options outstanding at beginning of year.......              21    $     13,224            100    $    56,127
Options written................................              37          18,173            194         96,274
Options cancelled in closing purchase
   transactions................................             (3)          (1,573)           (22)       (11,549)
Options expired................................            (14)          (9,791)           (75)       (38,413)
Options exercised..............................             (4)          (1,860)           (53)       (24,150)
                                                  ------------   --------------  -------------  --------------

Options outstanding at end of year.............             37    $      18,173            144    $    78,289
                                                  ============   ==============  =============  ==============
---------------------------------------------------------------------------------------------------------------


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
==============================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statements of assets and liabilities of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund as of March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.



                                               Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 1997

THE FLIPPIN, BRUCE & PORTER FUNDS

INVESTMENT ADVISER
Flippin, Bruce & Porter, Inc.
800 Main Street, Suite 202
P.O. Box 6138
Lynchburg, Virginia 24505
800-FBP-9375

TRANSFER AGENT AND
SHAREHOLDER SERVICING AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
800-443-4249

OFFICERS
John M. Flippin, President
John T. Bruce, Vice President
     and Portfolio Manager
R. Gregory Porter, III, Vice President

TRUSTEES
Jack E. Brinson
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Samuel B. Witt, III

                           THE GOVERNMENT STREET FUNDS
                         THE ALABAMA TAX FREE BOND FUND

                              No Load Mutual Funds




                                  Annual Report
                                 March 31, 1997






                               Investment Adviser
                          T. Leavell & Associates, Inc.
                                  Founded 1979

LETTER FROM THE PRESIDENT
==============================================================================
                                                                  May 22, 1997
Dear Fellow Shareholders:

We are pleased to enclose for your review the audited annual report of The Government Street Funds and of The Alabama Tax Free Bond Fund for the year ending March 31, 1997.

THE GOVERNMENT STREET EQUITY FUND

With a nearly ideal environment of moderate economic growth, rising corporate profits and continued low inflation, the U.S. stock market continued its advance through the end of 1996 and into 1997's first quarter. Despite falling stock prices in March, the Standard & Poor's 500 Index turned in a total return of 19.8% for the twelve month period ending March 31, 1997. For its fiscal year ending March 31, 1997, The Government Street Equity Fund achieved a total return of 16.9%.

Due to the decline in the stock market in March, the average fund investing in diversified U.S. stocks lost 2.0% in 1997's first quarter; during this same period, however, The Government Street Equity Fund achieved a positive return of 1.6%.

                                               12/31/96-        3/31/96-
                                               3/31/97         3/31/97

   The Government Street Equity Fund             1.6%            16.9%
   General Equity Funds Average                 -2.0%            10.8%
     (source: Lipper Analytical Services)

Historically, the return of common stocks for shorter periods depends to a large degree on prevailing interest rates. The Federal Reserve Board currently appears poised to tighten credit further; yet, economic indicators continue to suggest a continuing low rate of inflation. This uncertainty regarding the direction of interest rates is likely to create an environment of stock market volatility.

Regardless of what the U.S. stock market may experience in the short term, though, investors in The Government Street Equity Fund - with its broad diversification of quality stocks, its low expenses and its tax efficiency will be rewarded over extended periods.

As of March 31, 1997, the net assets of the Fund were $49,628,951; net asset value was $32.59. The ratio of expenses to average net assets was 0.89%. The Fund's portfolio consisted of 79 individual equity issues divided almost equally between growth and value stocks. No single investment in the portfolio exceeded 3% of the total value of the Fund.

THE GOVERNMENT STREET BOND FUND

As the expansion of the U.S. economy reached its seventh year, most economists were predicting a slow down during the first calendar quarter of 1997. And though bond prices did rise during the first six weeks of the quarter, the economy continued to grow. The anticipation of renewed inflation concerned bond investors, and, in March, bond prices began to fall as a result. When the Federal Reserve Board raised the federal funds rate to 5.5% from 5.25% on March 25, interest rates rose to their highest level in more than a year.

Fortunately, this year-end decline in bond prices did not completely undermine what had been achieved in the bond market earlier in the year.

For the fiscal year ending March 31, 1997, the total return of The Government Street Bond Fund was 4.6%. This compares favorably both with the 4.5% return of the average intermediate corporate debt fund (source: Lipper Analytical Services) and with the 4.8% return of the Lehman Government Corporate Intermediate Bond Index achieved during the same twelve month period. The ratio of net investment income to average net assets was 6.44%.

On March 31, 1997, the Fund had a weighted average maturity of 5.1 years. The portfolio consisted of 89 individual issues with no single investment exceeding 4% of the total value of the Fund. U.S. Treasury obligations and securities issued or guaranteed by agencies of the U.S. Government represented approximately 40.5% of the Fund's total net assets; high quality corporate bonds comprised 53.7% of the portfolio. The net assets of the Fund were $29,442,465; net asset value was $20.47. The ratio of expenses to average net assets was 0.75%.

THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund continues to provide a tax free option for those investors seeking current income exempt from both Federal and Alabama income tax. It remains the only no-load Alabama municipal bond fund.

For its fiscal year ending March 31, 1997, the ratio of net investment income to average net assets was 4.24%. To an Alabama investor in the maximum combined federal and state tax brackets (42.6%), the taxable equivalent of this ratio was 7.39%.

The total return of the Fund for the year ending March 31, 1997 was 3.82%. This return compares favorably with the 4.27% return of the Lehman 3-Year Municipal Bond Index and with the 4.61% return of the Lehman 7-Year Municipal Bond Index over the same period.

On March 31, 1997, the net assets of the Fund were $16,800,658; net asset value was $10.18. The weighted average maturity of the Fund's portfolio was 6.9 years. All bonds were rated A or better by Standard & Poor's or Moody's Investors Service; more than 60% of the Fund's assets were rated AAA.

Thank you for your continued confidence in The Government Street Funds and in The Alabama Tax Free Bond Fund. Please call us if we can be of further service to you.

                                       Very truly yours,

                                       /s/ Thomas W. Leavell

                                       Thomas W. Leavell
                                       President
                                       T. Leavell & Associates, Inc.

                                       /s/ Richard Mitchell

                                       Richard Mitchell
                                       President
                                       The Government Street Funds
                                       The Alabama Tax Free Bond Fund

[line chart]

The Government Street Equity Fund

Comparison of the Change in Value of a $10,000 Investment in The Government
Street Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

           The Government  Standard &     Consumer
           Street Equity   Poor's 500      Price
               Fund          Index         Index


Jun 91         10000         10000         10000
                9795          9813         10030
               10297         10337         10090
               11147         11203         10181
Mar 92         10812         10920         10253
               10822         11127         10335
               11214         11478         10407
               11821         12056         10491
Mar 93         11857         12582         10586
               11682         12642         10649
               11971         12968         10692
               12194         13269         10767
Mar 94         11825         12766         10821
               11471         12820         10886
               12086         13446         10984
               11855         13443         11050
Mar 95         12655         14752         11138
               13564         16161         11239
               14385         17445         11284
               15106         18495         11340
Mar 96         15941         19488         11431
               16399         20363         11558
               17247         20992         11609
               18351         22742         11704
Mar 97         18642         23352         11785

Past performance is not predictive of future performance.

The Government Street Equity Fund Average Annual Total Return

1 Year         5 Years        Since Inception*
16.94%         11.50%         11.36%

*Initial public offering of shares was June 3, 1991.

[line chart]

The Government Steet Bond Fund

Comparison of the Change in Value of a $10,000 Investment in the Government
Street Bond Fund, the Lehman Government/Corporate Intermediate Bond Index and the 90-Day Treasury Bill Index

                                    Lehman
                             Government/Corporate     90-Day
            The Government       Intermediate        Treasury
            Street Bond              Bond              Bill
                Fund                 Index             Index


Jun 91          10000                10000             10000
                10045                10007             10039
                10444                10488             10193
                10931                10992             10342
Mar 92          10813                10892             10445
                11218                11323             10559
                11706                11822             10666
                11627                11780             10748
Mar 93          12125                12249             10832
                12366                12513             10916
                12673                12796             11005
                12650                12818             11091
Mar 94          12350                12558             11176
                12261                12452             11283
                12347                12585             11405
                12310                12571             11556
Mar 95          12859                13123             11729
                13533                13778             11905
                13727                14006             12075
                14213                14499             12253
Mar 96          14072                14378             12404
                14158                14469             12563
                14403                14726             12737
                14731                15087             12903
Mar 97          14719                15070             13067

Past performance is not predictive of future performance.

The Government Street Bond Fund Average Annual Total Return

1 Year         5 Years        Since Inception*
4.60%          6.36%          6.87%

* Initial public offering of shares was June 3, 1991.

[line chart]

The Alabama Tax Free Bond Fund

Comparison of the Change in Value of a $10,000 Investment in The Alabama
Tax Free Bond Fund, the Lehman 7-Year G.O. Municipal Bond Index and the Lehman
3-Year Municipal Bond Index

            The Alabama   Lehman 7-Year   Lehman 3-Year
              Tax Free    G.O. Municipal   Municipal
             Bond Fund      Bond Index     Bond Index


                10000         10000         10000
Mar 93          10096         10255         10168
                10380         10547         10321
                10670         10856         10467
                10781         11004         10585
Mar 94          10440         10527         10445
                10506         10673         10558
                10562         10755         10657
                10439         10647         10658
Mar 95          10927         11224         10957
                11219         11526         11189
                11459         11905         11428
                11735         12198         11603
Mar 96          11693         12172         11668
                11724         12208         11763
                11921         12437         11918
                12178         12757         12118
Mar 97          12140         12738         12168

Past performance is not predictive of future performance.

The Alabama Tax Free Bond Fund Average Total Return

1 Year         Since Inception*
3.82%          4.71%

* Initial public offering of shares was January 15, 1993.


THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
March 31,1997
==============================================================================================================
                                                              Government        Government         Alabama
                                                                Street            Street          Tax Free
                                                                Equity             Bond             Bond
                                                                 Fund              Fund             Fund
--------------------------------------------------------------------------------------------------------------


ASSETS
Investments in securities:
   At acquisition cost...................................   $   32,714,617   $   28,448,442    $  16,395,277
                                                            ===============  ===============  ===============

   At value (Note 1).....................................   $   46,966,682   $   27,928,563    $  16,579,721
Investments in repurchase agreements (Note 1)............        2,618,000        1,064,000              --
Cash ....................................................              197              618               20
Receivable for securities sold...........................          126,626               --               --
Receivable for capital shares sold.......................            7,530            1,039           28,660
Interest receivable......................................              382          529,039          220,629
Dividends receivable.....................................           78,841               --               --
Other assets.............................................            1,609            1,270              444
                                                            ---------------  ---------------  ---------------
   TOTAL ASSETS..........................................       49,799,867       29,524,529       16,829,474
                                                            ---------------  ---------------  ---------------

LIABILITIES
Payable for securities purchased.........................           79,705               --              --
Payable for capital shares redeemed......................           47,325           46,398            2,500
Dividends payable........................................            7,274           17,530           16,623
Accrued advisory fees (Note 3)...........................           26,325           12,598            5,093
Accrued administration fees (Note 3).....................            8,000            2,000            2,100
Other accrued expenses and liabilities...................            2,287            3,538            2,500
                                                            ---------------  ---------------  ---------------
   TOTAL LIABILITIES.....................................          170,916           82,064           28,816
                                                            ---------------  ---------------  ---------------

NET ASSETS ..............................................   $   49,628,951   $   29,442,465    $  16,800,658
                                                            ===============  ===============  ===============

Net assets consist of:
Paid-in capital .........................................   $   34,220,612   $   30,348,441    $  16,816,229
Accumulated net realized gains (losses)
   from security transactions............................        1,144,252         (397,824)        (200,015)
Undistributed net investment income......................           12,022           11,727              --
Net unrealized appreciation (depreciation)
   on investments........................................       14,252,065         (519,879)         184,444
                                                            ---------------  ---------------  ---------------
Net assets...............................................   $   49,628,951   $   29,442,465    $  16,800,658
                                                            ===============  ===============  ===============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)............        1,523,001        1,438,620        1,649,601
                                                            ===============  ===============  ===============

Net asset value, offering price and
   redemption price per share (Note 1)...................   $        32.59   $        20.47    $       10.18
                                                            ===============  ===============  ===============

See accompanying notes to the financial statements.


THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
Year Ended March 31, 1997
==============================================================================================================
                                                              Government        Government         Alabama
                                                                Street            Street          Tax Free
                                                                Equity             Bond             Bond
                                                                 Fund              Fund             Fund
--------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
   Interest..............................................   $      125,441   $    2,123,021    $     795,132
   Dividends.............................................          820,461               --               --
                                                            ---------------  ---------------  ---------------

     TOTAL INVESTMENT INCOME.............................          945,902        2,123,021          795,132
                                                            ---------------  ---------------  ---------------

EXPENSES
   Investment advisory fees (Note 3).....................          275,299          147,268           56,628
   Administrative fees (Note 3)..........................           86,708           24,000           24,513
   Professional fees.....................................           10,295           10,295            7,258
   Pricing costs.........................................            1,881           10,848           13,653
   Custodian fees........................................           12,087            6,801            5,456
   Printing of shareholder reports.......................            6,801            6,309            6,507
   Trustees' fees and expenses...........................            5,002            5,002            5,002
   Postage and supplies..................................            4,242            4,150            2,762
   Registration fees.....................................            3,448            3,885            2,521
   Other expenses........................................            3,717            3,234            2,288
                                                            ---------------  ---------------  ---------------

     TOTAL EXPENSES......................................          409,480          221,792          126,588
   Fees waived by the Adviser (Note 3)...................               --               --          (19,812)
                                                            ---------------  ---------------  ---------------

     NET EXPENSES........................................          409,480          221,792          106,776
                                                            ---------------  ---------------  ---------------

NET INVESTMENT INCOME ...................................          536,422        1,901,229          688,356
                                                            ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
   Net realized gains (losses)
     from security transactions..........................        2,262,399         (201,643)          6,155
   Net change in unrealized appreciation/depreciation
     on investments......................................        4,313,961         (362,072)        (76,770)
                                                            ---------------  ---------------  ---------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS .......................................        6,576,360         (563,715)        (70,615)
                                                            ---------------  ---------------  ---------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS ......................................   $    7,112,782   $    1,337,514    $     617,741
                                                            ===============  ===============  ===============

See accompanying notes to the financial statements.


THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended March 31, 1997 and 1996
==================================================================================================================================
                                              Government Street             Government Street             Alabama Tax Free
                                                 Equity Fund                   Bond Fund                     Bond Fund

                                              Year           Year           Year           Year           Year          Year
                                              Ended          Ended          Ended          Ended          Ended         Ended
                                             March 31,      March 31,      March 31,      March 31,      March 31,     March 31,
                                               1997           1996           1997           1996           1997          1996
----------------------------------------------------------------------------------------------------------------------------------


FROM OPERATIONS:
  Net investment income.................     $ 536,422      $ 553,483     $1,901,229      $1,830,191     $ 688,356     $583,437
  Net realized gains (losses)
    from security transactions..........     2,262,399      1,093,838       (201,643)        (43,990)        6,155       (3,107)
  Net change in unrealized appreciation/
   depreciation on investments..........     4,313,961      6,795,880       (362,072)        791,184       (76,770)     340,163
                                           -----------    -----------    -----------     -----------   -----------  -----------

Net increase in net assets from operations   7,112,782      8,443,201      1,337,514       2,577,385       617,741      920,493
                                           -----------    -----------    -----------     -----------   -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............      (526,528)      (552,981)    (1,892,341)     (1,829,817)     (688,356)    (583,437)
  From net realized gains...............    (1,910,988)     ( 280,943)            --              --            --           --
                                           -----------    -----------    -----------     -----------   -----------  -----------
  Decrease in net assets from
   distributions to shareholders........    (2,437,516)      (833,924)    (1,892,341)     (1,829,817)     (688,356)    (583,437)
                                           -----------    -----------    -----------     -----------   -----------  -----------

FROM CAPITAL SHARE TRANSACTIONS(A):
  Proceeds from shares sold.............     5,118,742      7,310,859      3,531,544       2,484,795     2,068,564    2,543,833
  Net asset value of shares issued in
   reinvestment of distributions
   to shareholders......................     2,347,971        798,493      1,663,544       1,597,448       480,364      410,869
  Payments for shares redeemed..........    (3,933,851)    (5,771,194)    (3,915,554)     (3,891,999)   (1,158,134)    (627,496)
                                           -----------    -----------    -----------     -----------   -----------  -----------
Net increase in net assets from
  capital share transactions............     3,532,862      2,338,158      1,279,534         190,244     1,390,794    2,327,206
                                           -----------    -----------    -----------     -----------   -----------  -----------

TOTAL INCREASE IN NET ASSETS ...........     8,208,128      9,947,435        724,707         937,812     1,320,179    2,664,262

NET ASSETS:
  Beginning of year.....................    41,420,823     31,473,388     28,717,758      27,779,946    15,480,479   12,816,217
                                           -----------    -----------    -----------     -----------   -----------  -----------

  End of year...........................   $49,628,951   $ 41,420,823  $  29,442,465   $  28,717,758  $ 16,800,658  $15,480,479
                                           ===========    ===========   ============   =============   ===========  ===========

UNDISTRIBUTED NET
  INVESTMENT INCOME ....................   $    12,022   $      2,128  $      11,727   $       2,839  $         --  $        --
                                           ===========    ===========   ============   =============  ============  ===========

(a) Summary of capital share activity:
   Shares sold..........................       162,325        273,855        170,003         117,710       202,023      247,956
   Shares issued in reinvestment of
        distributions to shareholders           76,331         29,243         80,355          75,860        46,910       40,072
   Shares redeemed......................      (124,086)      (213,229)      (188,067)       (183,993)     (112,871)     (61,341)
                                           -----------    -----------    -----------     -----------   -----------  -----------

   Net increase in shares outstanding          114,570         89,869         62,291           9,577       136,062      226,687
   Shares outstanding, beginning of year     1,408,431      1,318,562      1,376,329       1,366,752     1,513,539    1,286,852
                                           -----------    -----------    -----------     -----------   -----------  -----------

   Shares outstanding, end of year......     1,523,001      1,408,431      1,438,620       1,376,329     1,649,601    1,513,539
                                           ===========    ===========    ===========     ===========   ===========  ===========

See accompanying notes to the financial statements.


THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
==========================================================================================================================
                                    Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
==========================================================================================================================

                                                                           Years Ended March 31,

                                                     1997            1996           1995             1994          1993
--------------------------------------------------------------------------------------------------------------------------


Net asset value at beginning of year......        $   29.41       $   23.87       $   22.69       $   23.06      $   21.37
                                                -----------     -----------      ----------      ----------    -----------

Income from investment operations:
   Net investment income..................             0.37            0.40            0.38            0.30           0.34
   Net realized and unrealized
     gains (losses) on investments........             4.50            5.75            1.19           (0.37)          1.71
                                                -----------     -----------      ----------      ----------    -----------

Total from investment operations..........             4.87            6.15            1.57           (0.07)          2.05
                                                -----------     -----------      ----------      ----------    -----------

Less distributions:
   Dividends from net investment income...            (0.36)          (0.40)          (0.39)          (0.30)         (0.36)

   Distributions from net realized gains..            (1.33)          (0.21)             --              --             --
                                                -----------     -----------      ----------      ----------    -----------

Total distributions.......................            (1.69)          (0.61)          (0.39)          (0.30)         (0.36)
                                                -----------     -----------      ----------      ----------    -----------

Net asset value at end of year............        $   32.59       $   29.41       $   23.87       $   22.69      $   23.06
                                                ===========     ===========      ==========      ==========    ===========

Total return..............................           16.94%          25.96%           7.02%          (0.31%)         9.66%
                                                ===========     ===========      ==========      ==========    ===========

Net assets at end of year (000's).........        $  49,629       $  41,421       $  31,473       $  27,101      $  21,735
                                                ===========     ===========      ==========      ==========    ===========

Ratio of expenses to average net assets (a)           0.89%           0.94%           0.91%           1.00%          1.00%

Ratio of net investment income
   to average net assets..................            1.17%           1.50%           1.71%           1.33%          1.55%

Portfolio turnover rate...................              20%             31%             55%             63%            59%

Average commission rate per share.........        $  0.0410      $      --       $      --       $      --      $      --

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's administrative and custodian fees for periods ended prior to March 31, 1996 were paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratios of expenses to average net assets would have been 1.00%, 1.16% and 1.20% for the years ended March 31, 1995, 1994 and 1993, respectively.

See accompanying notes to the financial statements.


THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                    Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
===================================================================================================================

                                                                   Years Ended March 31,

                                                1997          1996         1995          1994         1993
-------------------------------------------------------------------------------------------------------------------


Net asset value at beginning of year......    $   20.87      $   20.33       $   20.87      $   21.77    $   20.67
                                             -----------    -----------     ----------     ----------  -----------

Income from investment operations:
   Net investment income..................         1.34           1.35            1.35           1.32         1.34
   Net realized and unrealized
     gains (losses) on investments........        (0.40)          0.54           (0.53)         (0.90)        1.10
                                             -----------   -----------      ----------     ----------  -----------

Total from investment operations..........         0.94           1.89            0.82           0.42         2.44
                                             -----------   -----------      ----------     ----------  -----------

Less distributions:
   Dividends from net investment income...        (1.34)         (1.35)          (1.36)         (1.32)       (1.33)
   Distributions from net realized gains..           --             --              --             --        (0.01)
                                             -----------   -----------      ----------     ----------  -----------

Total distributions.......................        (1.34)         (1.35)          (1.36)         (1.32)       (1.34)
                                             -----------   -----------      ----------     ----------  -----------

Net asset value at end of year............    $   20.47      $   20.87       $   20.33      $   20.87    $   21.77
                                             ===========   ===========      ==========     ==========  ===========

Total return..............................         4.60%         9.43%           4.12%          1.85%       12.14%
                                             ===========   ===========      ==========     ==========  ===========

Net assets at end of year (000's).........    $   29,442    $   28,718       $  27,780      $  22,633    $  15,955
                                             ===========   ===========      ==========     ==========  ===========

Ratio of expenses to average net assets(a)         0.75%         0.76%           0.85%          0.86%        0.88%

Ratio of net investment income
   to average net assets..................         6.44%         6.38%           6.68%          6.15%        6.44%

Portfolio turnover rate...................           20%           10%             11%            10%          17%

(a) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 1.03% and 1.09% for the years ended March 31, 1994 and 1993, respectively (Note 3).

See accompanying notes to the financial statements.


THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                  Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
===================================================================================================================
                                                                                         Seven
                                                                                        Months     January 15,
                                                      Years Ended March 31,              Ended     1993(b) to
                                                                                       March 31,   August 31,
                                                1997          1996         1995         1994(a)       1993
-------------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period....     $   10.23       $    9.96      $    9.96      $   10.30       $   10.00
                                             -----------     -----------     ----------     ----------     -----------

Income from investment operations:
   Net investment income..................          0.43            0.42           0.45           0.26            0.23
   Net realized and unrealized
     gains (losses) on investments........         (0.05)           0.27             --          (0.34)           0.30
                                             -----------     -----------     ----------     ----------     -----------

Total from investment operations..........          0.38            0.69           0.45          (0.08)           0.53
                                             -----------     -----------     ----------     ----------     -----------

Less distributions:
   Dividends from net investment income...         (0.43)          (0.42)         (0.45)         (0.26)          (0.23)
                                             -----------     -----------     ----------     ----------     -----------

Net asset value at end of period..........    $    10.18      $    10.23      $    9.96      $    9.96       $   10.30
                                             ===========     ===========     ==========     ==========     ===========

Total return..............................         3.82%           7.02%          4.66%         (1.50%)(d)       8.79%(d)
                                             ===========     ===========     ==========     ==========     ===========

Net assets at end of period (000's).......    $   16,801     $    15,480      $  12,816      $   9,716      $    3,429
                                             ===========     ===========     ==========     ==========     ===========

Ratio of expenses to average net assets(c)         0.66%           0.75%          0.75%          0.75%(d)        0.75%(d)

Ratio of net investment income
   to average net assets..................         4.24%           4.11%          4.56%          4.46%(d)        4.01%(d)

Portfolio turnover rate...................            6%              4%            36%             3%              2%

(a) Effective April 1, 1994, the Fund was reorganized and changed its fiscal year end from August 31 to March 31.

(b) Commencement of operations.

(c) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.86%, 1.05%, 1.76%(d) and 2.75%(d) for the periods ended March 31, 1997,
    1996, 1995, 1994 and August 31, 1993, respectively (Note 3).

(d) Annualized.

See accompanying notes to the financial statements.


THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1997
===================================================================================================================
     Shares       COMMON STOCKS -- 94.5%                                                              Value
-------------------------------------------------------------------------------------------------------------------


                  CHEMICALS AND DRUGS -- 16.5%
        20,000      Becton Dickinson & Company.................................................  $    900,000
        13,000      Biomet, Inc.(a) ...........................................................       219,375
        20,000      Cardinal Health, Inc.......................................................     1,087,527
        20,000      ChemFirst, Inc.............................................................       425,000
        13,200      duPont (E.I.) de Nemours & Company.........................................     1,399,200
         6,500      Eli Lilly & Company........................................................       534,625
        18,000      Goodrich (B.F.) Company....................................................       659,250
        15,000      Johnson & Johnson..........................................................       793,125
         3,500      Merck & Company, Inc.......................................................       294,875
         6,679      Mississippi Chemical Corporation...........................................       159,484
        10,000      Schering-Plough Corporation................................................       727,500
        16,000      Schulman (A.), Inc.........................................................       304,000
        22,000      Sigma-Aldrich..............................................................       679,250
                                                                                                --------------

                                                                                                    8,183,211
                                                                                                --------------
                  CONSTRUCTION -- 5.6%
        12,750      Blount, Inc. - Class A.....................................................       525,937
        12,000      Caterpiller, Inc...........................................................       963,000
        20,312      Clayton Homes, Inc.........................................................       258,984
         5,000      Florida Rock Industries, Inc...............................................       163,750
         4,000      Lowe's Companies, Inc......................................................       149,500
        25,600      Valspar Corporation........................................................       736,000
                                                                                                --------------

                                                                                                    2,797,171
                                                                                                --------------
                  CONSUMER PRODUCTS -- 11.7%
        20,632      Archer-Daniels-Midland Company.............................................       368,797
        13,500      Belo (A.H.) Corporation - Class A..........................................       499,500
        12,000      General Motors Corporation.................................................       664,500
        15,000      Gillette Company...........................................................     1,089,375
        10,000      Kimberly-Clark Corporation.................................................       993,750
        10,000      Motorola, Inc..............................................................       603,750
        12,000      Polygram NV................................................................       591,000
         8,500      Procter & Gamble Company...................................................       977,500
                                                                                                --------------

                                                                                                    5,788,172
                                                                                                --------------
                  DURABLE GOODS -- 15.0%
        10,000      AMP, Inc...................................................................       343,750
        12,000      Cabletron Systems, Inc.(a) ................................................       351,000
        26,000      Cisco Systems, Inc.(a) ....................................................     1,251,250
         4,000      Compaq Computer Corp.(a) ..................................................       306,500
         7,000      Cummins Engine Company, Inc. ..............................................       358,750
         7,000      Deere & Company............................................................       304,500
        11,500      General Electric Company ..................................................     1,141,375
         2,500      Intel Corporation..........................................................       347,812
         4,600      International Business Machines Corporation................................       631,925
        10,000      Loral Space & Communications(a) ...........................................       141,250
        14,000      McDonnell Douglas Corporation..............................................       854,000
        16,000      Philips Electronics NV.....................................................       712,000
        11,500      Raytheon Company...........................................................       518,938
         4,000      Shared Medical Systems, Inc................................................       186,000
                                                                                                --------------

                                                                                                    7,449,050
                                                                                                --------------


THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
     Shares       COMMON STOCKS -- 94.5%                                                              Value
-------------------------------------------------------------------------------------------------------------------


                  FINANCIAL -- 12.0%
         9,195      Aetna, Inc.................................................................  $    789,621
        15,000      AFLAC, Inc.................................................................       562,500
        10,000      American Express Company...................................................       598,750
         3,000      Citicorp...................................................................       324,750
        22,000      Federal Home Loan Mortgage Corporation.....................................       599,500
         8,000      Fleet Financial Group, Inc.................................................       458,000
        14,000      Mellon Bank Corporation....................................................     1,018,500
        35,000      Star Banc Corporation......................................................     1,395,625
         4,000      Travelers, Inc.............................................................       191,500
                                                                                                --------------

                                                                                                    5,938,746
                                                                                                --------------
                  FOOD/BEVERAGES -- 2.9%
        20,000      Coca-Cola Enterprises......................................................     1,147,500
        20,000      Hudson Foods, Inc. - Class A...............................................       312,500
                                                                                                --------------

                                                                                                    1,460,000
                                                                                                --------------
                  METAL AND MINING -- 2.7%
         9,000      Aluminum Company of America................................................       612,000
        17,400      Broken Hill Proprietary Company, LTD.......................................       461,100
         9,543      Freeport McMoran Copper & Gold, Inc. - Class B.............................       289,869
                                                                                                --------------
                                                                                                    1,362,969
                                                                                                --------------
                  OIL/ENERGY -- 10.7%
        12,500      Amoco Corporation..........................................................     1,082,812
        13,000      Chevron Corporation........................................................       905,125
         7,325      Exxon Corporation..........................................................       789,269
         3,000      Halliburton Company........................................................       203,250
        12,500      Kerr McGee Corporation.....................................................       773,437
         9,500      Shell Transport & Trading PLC..............................................       992,750
        10,000      Sonat, Inc.................................................................       545,000
                                                                                                --------------

                                                                                                    5,291,643
                                                                                                --------------
                  PAPER AND FOREST PRODUCTS -- 1.3%
         9,000      Georgia Pacific Corporation................................................       652,500
                                                                                                --------------

                  RETAIL -- 6.0%
         6,000      American Stores Company....................................................       267,000
        11,800      Home Depot, Inc............................................................       631,300
        15,000      Nike, Inc. - Class B.......................................................       930,000
        12,000      Pep Boys - Manny, Moe & Jack...............................................       360,000
         5,000      Wal-Mart Stores, Inc.......................................................       139,375
        15,000      Walgreen Company...........................................................       628,125
                                                                                                --------------


                                                                                                    2,955,800
                                                                                                --------------
                  SERVICES - COMPUTER -- 1.7%
        11,100      Automatic Data Processing, Inc.............................................       464,813
         6,000      Computer Sciences Corporation(a) ..........................................       370,500
                                                                                                --------------


                                                                                                      835,313
                                                                                                --------------
                  TELECOMMUNICATION EQUIPMENT -- .8%
         6,000      Corning, Inc...............................................................       266,250
        10,000      Scientific - Atlanta, Inc..................................................       152,500
                                                                                                --------------


                                                                                                      418,750
                                                                                                --------------
                  TRANSPORTATION -- 1.7%
        16,000      Federal Express Corporation(a) ............................................       834,000
                                                                                                --------------


THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
     Shares       COMMON STOCKS -- 94.5%                                                              Value
-------------------------------------------------------------------------------------------------------------------


                  UTILITIES -- 5.9%
        14,500      Ameritech Corporation......................................................  $    891,750
        20,000      DPL, Inc...................................................................       482,500
        15,490      Duke Power Company.........................................................       683,496
         8,000      Hong Kong Telecommunications, LTD..........................................       131,000
        14,000      SBC Communications, Inc....................................................       736,750
                                                                                                --------------

                                                                                                    2,925,496
                                                                                                --------------


                  TOTAL COMMON STOCKS (COST $32,661,488) ......................................   $46,892,821
                                                                                                --------------


===================================================================================================================
     Shares       PREFERRED STOCKS -- .1%                                                             Value
-------------------------------------------------------------------------------------------------------------------


                  FINANCIAL -- .1%
           898      Aetna Inc., Convertible....................................................  $     73,861
                                                                                                --------------

                  TOTAL PREFERRED STOCKS (COST $53,129)........................................  $     73,861
                                                                                                --------------


                  TOTAL INVESTMENTS AT VALUE (COST $32,714,617) - 94.6%........................  $ 46,966,682
                                                                                                --------------


===================================================================================================================
      Face
     Amount       REPURCHASE AGREEMENTS(b) -- 5.3%                                                    Value
-------------------------------------------------------------------------------------------------------------------


                    Star Bank,
$    2,618,000        5.25%, dated 03/31/1997, due 04/01/1997,
                      repurchase proceeds $2,618,382 (Cost $2,618,000).........................  $  2,618,000
                                                                                                --------------

                  TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE 99.9%  .................  $ 49,584,682

                  OTHER ASSETS IN EXCESS OF LIABILITIES-- .1% .................................        44,269
                                                                                                --------------

                  NET ASSETS-- 100.0% .........................................................  $ 49,628,951
                                                                                                ==============

(a)  Non-income producing security.

(b)  Joint repurchase agreement is fully collateralized by $20,650,000 GNMA
     II, Pool #8373, 6.50%, due 02/20/2024. The aggregate market value of the collateral at March 31, 1997 was $20,897,370. The Fund's pro-rata interest in the collateral at March 31, 1997 was $2,842,338.

See accompanying notes to the financial statements.


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
March 31, 1997
===================================================================================================================
    Par Value     U.S. TREASURY AND AGENCY OBLIGATIONS-- 39.7%                                       Value
-------------------------------------------------------------------------------------------------------------------


                  U.S. TREASURY NOTES -- 12.0%
$      975,000      6.75%, due 05/31/1997......................................................  $    976,524
        40,000      8.50%, due 07/15/1997......................................................        40,325
        65,000      8.75%, due 10/15/1997......................................................        65,975
        10,000      7.875%, due 01/15/1998.....................................................        10,137
        70,000      7.875%, due 04/15/1998.....................................................        71,203
        50,000      8.25%, due 07/15/1998......................................................        51,219
       855,000      7.125%, due 10/15/1998.....................................................       864,619
       225,000      7.00%, due 04/15/1999......................................................       227,320
       150,000      6.375%, due 07/15/1999.....................................................       149,672
       100,000      8.00%, due 08/15/1999......................................................       103,187
       200,000      6.00%, due 10/15/1999......................................................       197,688
       250,000      7.50%, due 10/31/1999......................................................       255,391
        50,000      7.875%, due 11/15/1999.....................................................        51,547
       100,000      8.50%, due 02/15/2000......................................................       104,875
        20,000      8.75%, due 08/15/2000......................................................        21,244
        50,000      8.50%, due 11/15/2000......................................................        52,875
       140,000      8.00%, due 05/15/2001......................................................       146,300
       125,000      7.875%, due 08/15/2001.....................................................       130,234
                                                                                                --------------

                                                                                                    3,520,335
                                                                                                --------------
                  U.S. TREASURY STRIPS -- .1%
                    Coupon Treasury Investment Growth Security,
        11,000        due 08/15/1998...........................................................        10,103
                                                                                                --------------

                  FEDERAL HOME LOAN BANK BONDS -- 1.7%
       500,000      7.57%, due 08/19/2004......................................................       513,600
                                                                                                --------------

                  FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- 8.8%
       240,000      7.12%, due 09/30/2005......................................................       232,825
       200,000      6.73%, due 01/05/2006......................................................       191,458
       300,000      7.52%, due 04/21/2006......................................................       298,351
       500,000      7.55%, due 04/26/2006......................................................       494,646
       800,000      7.44%, due 09/20/2006......................................................       792,443
       600,000      7.04%, due 01/09/2007......................................................       582,475
                                                                                                --------------

                                                                                                    2,592,198
                                                                                                --------------

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- 10.3%
       750,000      7.85%, due 09/10/1998......................................................       764,785
       100,000      8.45%, due 07/12/1999......................................................       103,850
       100,000      5.98%, due 03/22/2000......................................................        98,138
       650,000      6.85%, due 05/04/2001......................................................       647,204
       175,000      7.90%, due 04/10/2002......................................................       175,000
       250,000      7.00%, due 08/12/2002......................................................       245,219
       500,000      8.00%, due 06/15/2006......................................................       506,462
       500,000      7.36%, due 02/07/2007......................................................       489,737
                                                                                                --------------

                                                                                                    3,030,395
                                                                                                --------------
                  PRIVATE EXPORT FUNDING BONDS -- 1.6%
       470,000      7.90%, due 03/31/2000......................................................       484,854
                                                                                                --------------

                  TENNESSEE VALLEY AUTHORITY BONDS -- 5.2%
       799,000      7.45%, due 10/15/2001......................................................       807,963
       745,000      6.875%, due 01/15/2002.....................................................       740,396
                                                                                                --------------

                                                                                                    1,548,359
                                                                                                --------------

                  TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS (COST $11,906,301) ...............  $ 11,699,844
                                                                                                --------------


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
    Par Value     MORTGAGE-BACKED SECURITIES -- 1.5%                                                  Value
-------------------------------------------------------------------------------------------------------------------


                  FEDERAL NATIONAL MORTGAGE ASSOCIATION -- .3%
$      100,000      Series #G92-40, Class G, 7.00%, due 07/25/2002.............................  $     99,916
                                                                                                --------------

                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- .5%
        32,247      Pool #15032, 7.50%, due 02/15/2007.........................................        31,592
        22,855      Pool #176413, 7.50%, due 09/15/2016........................................        22,392
        43,908      Pool #170784, 8.00%, due 12/15/2016........................................        44,115
        32,518      Pool #181540, 8.00%, due 02/15/2017........................................        32,671
                                                                                                --------------

                                                                                                      130,770
                                                                                                --------------
                  OTHER MORTGAGE-BACKED SECURITIES -- .7%
                    Collateralized Mortgage Securities Corporation,
       200,000           Series 1991-8PF, 7.30%, due 08/20/2020................................       200,902
                                                                                                --------------

                  TOTAL MORTGAGE-BACKED SECURITIES (COST $437,575) ............................  $    431,588
                                                                                                --------------


===================================================================================================================
    Par Value     CORPORATE BONDS -- 53.7%                                                            Value
-------------------------------------------------------------------------------------------------------------------

                  FINANCE -- 26.6%
                    American Express Company,
$      350,000        8.50%, due 08/15/2001....................................................  $    367,987
                                                                                                --------------

                    AmSouth Bancorp,
       425,000        9.375%, due 05/01/1999...................................................       445,200
       300,000        7.75%, due 05/15/2004....................................................       302,356
                                                                                                --------------

                                                                                                      747,556
                                                                                                --------------
                    Associates Corporation, N.A.,
       300,000        8.80%, due 08/01/1998....................................................       308,546
                                                                                                --------------


                    Banc One Corporation,
       600,000        7.00%, due 07/15/2005....................................................       585,532
                                                                                                --------------

                    BankAmerica Corporation,
       496,000        8.375%, due 03/15/2002...................................................       518,319
                                                                                                --------------


                    Bear Stearns Company,
       170,000        9.375%, due 06/01/2001...................................................       183,246
                                                                                                --------------

                    Chevron Capital Corporation,
       500,000        7.45%, due 08/15/2004....................................................       498,056
                                                                                                --------------

                    General Electric Capital Corporation,
       100,000        7.24%, due 01/15/2002....................................................       101,071
       150,000        7.50%, due 03/15/2002....................................................       153,182
                                                                                                --------------
                                                                                                      254,253
                                                                                                --------------
                    Merrill Lynch & Company, Inc.,
       745,000        7.375%, due 08/17/2002...................................................       751,566
                                                                                                --------------

                    J.P. Morgan & Company,
       500,000        7.25%, due 01/15/2002....................................................       502,630
                                                                                                --------------

                    NationsBank,
       550,000        7.625%, due 04/15/2005...................................................       555,208
                                                                                                --------------

                    Regions Financial Corporation,
       350,000        7.80%, due 12/01/2002....................................................       353,102
                                                                                                --------------


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
    Par Value     CORPORATE BONDS -- 53.7%                                                            Value
-------------------------------------------------------------------------------------------------------------------


                    Salomon, Inc.,
$      400,000        7.25%, due 01/15/2000....................................................  $    401,993
       480,000        7.50%, due 02/01/2003....................................................       479,841
                                                                                                --------------

                                                                                                      881,834
                                                                                                --------------
                    Transamerica Financial Corporation,
       785,000        7.50%, due 03/15/2004....................................................       787,846
                                                                                                --------------

                    Wachovia Corporation,
       535,000        7.00%, due 12/15/1999....................................................       537,047
                                                                                                --------------


                  TOTAL FINANCE CORPORATE BONDS ...............................................     7,832,728
                                                                                                --------------

                  INDUSTRIAL -- 23.2%
                    BP America Inc.,
       265,000        8.50%,  due 04/15/2001...................................................       278,731
                                                                                                --------------

                    Campbell Soup Company,
       500,000        6.90%, due 10/15/2006....................................................       487,866
                                                                                                --------------

                    Coca-Cola Company,
       401,000        7.875%,  due 09/15/1998..................................................       408,274
                                                                                                --------------

                    duPont (E.I.) de Nemours & Company,
       150,000        9.15%, due 04/15/2000....................................................       159,201
       300,000        6.75%, due 10/15/2002....................................................       295,334
                                                                                                --------------
                                                                                                      454,535
                                                                                                --------------
                    Hanson Overseas,
     1,100,000        7.375%, due 01/15/2003...................................................     1,100,075
                                                                                                --------------

                    International Business Machines Corporation,
     1,000,000        7.25%, due 11/01/2002....................................................     1,005,990
                                                                                                --------------

                    Kimberly-Clark Corporation,
       240,000        8.625%, due 05/01/2001...................................................       253,824
                                                                                                --------------

                    Limited, Inc.,
       150,000        8.875%, due 08/15/1999...................................................       154,742
                                                                                                --------------

                    Mobil Corporation,
       100,000        8.375%, due 02/12/2001...................................................       104,691
                                                                                                --------------

                    Philip Morris Companies, Inc.,
       150,000        8.75%, due 06/15/1997....................................................       150,856
       305,000        7.375%, due 02/15/1999...................................................       307,605
       175,000        7.75%, due 05/01/1999....................................................       177,660
                                                                                                --------------

                                                                                                      636,121
                                                                                                --------------
                    Procter & Gamble Company,
       150,000        8.70%, due 08/01/2001....................................................       159,232
                                                                                                --------------



                    Raytheon Company,
       800,000        6.50%, due 07/15/2005....................................................       749,411
                                                                                                --------------


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
    Par Value     CORPORATE BONDS -- 53.7%                                                            Value
-------------------------------------------------------------------------------------------------------------------


                    Wal-Mart Stores, Inc.,
$      170,000        9.10%, due 07/15/2000....................................................  $    180,863
       100,000        8.625%, due 04/01/2001...................................................       105,545
       745,000        7.50%, due 05/15/2004....................................................       755,890
                                                                                                --------------

                                                                                                    1,042,298
                                                                                                --------------


                  TOTAL INDUSTRIAL CORPORATE BONDS ............................................     6,835,790
                                                                                                --------------

                  UTILITY -- 3.9%
                    Consolidated Edison,
       785,000        7.60%, due 01/15/2000....................................................       797,871
                                                                                                --------------

                    Emerson Electric Company,
       352,000        6.30%, due 11/01/2005....................................................       330,742
                                                                                                --------------

                  TOTAL UTILITY CORPORATE BONDS ...............................................     1,128,613
                                                                                                --------------

                  TOTAL CORPORATE BONDS (COST $16,104,566) ....................................  $ 15,797,131
                                                                                                --------------

                  TOTAL INVESTMENTS AT VALUE (COST $28,448,442)-- 94.9% ......................   $ 27,928,563
                                                                                                --------------


===================================================================================================================
      Face
     Amount       REPURCHASE AGREEMENTS(a) -- 3.6%                                                    Value
-------------------------------------------------------------------------------------------------------------------


                    Star Bank,
$    1,064,000        5.25%, dated 03/31/1997, due 04/01/1997,
                      repurchase proceeds $1,064,155 (Cost $1,064,000).........................  $  1,064,000
                                                                                                --------------

                  TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 98.5% ................  $ 28,992,563

                  OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.5% ................................       449,902
                                                                                                --------------

                  NET ASSETS-- 100.0% .........................................................  $ 29,442,465
                                                                                                ==============

(a) Joint repurchase agreement is fully collateralized by $20,650,000 GNMA II, Pool #8373, 6.50%, due 02/20/2004. The aggregate market value of the collateral at March 31, 1997 was $20,897,370. The Fund's pro-rata interest in the collateral at March 31, 1997 was $1,155,175.

See accompanying notes to the financial statements.


THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS
March 31, 1997
===================================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 96.3%                                                      Value
-------------------------------------------------------------------------------------------------------------------


                  Alabama Housing Finance Auth. Rev.,
$       15,000      6.00%, due 10/01/1997......................................................  $     15,091
       245,000      4.90%, due 10/01/1998......................................................       247,553
                                                                                                --------------

                                                                                                      262,644
                                                                                                --------------
                  Alabama Mental Health Finance Auth. Special Tax,
       300,000      5.00%, due 05/01/2006......................................................       296,541
                                                                                                --------------
                  Alabama State GO,
       200,000      5.90%, due 03/01/1999......................................................       205,700
       100,000      5.70%, due 12/01/2002......................................................       104,563
                                                                                                --------------

                                                                                                      310,263
                                                                                                --------------
                  Alabama State Corrections Institutions Rev.,
       100,000      4.20%, due 04/01/1998......................................................       100,369
                                                                                                --------------


                  Alabama State Industrial Access Road & Bridge Corp. GO,
       100,000      4.00%, due 06/01/1998......................................................        99,893
        85,000      5.25%, due 06/01/2003......................................................        85,885
                                                                                                --------------

                                                                                                      185,778
                                                                                                --------------
                  Alabama State Mun. Elec. Auth. Power Supply Rev.,
       150,000      5.625%, due 09/01/2000.....................................................       154,661
       340,000      5.75%, due 09/01/2001......................................................       353,661
       400,000      6.50%, due 09/01/2005, prerefunded 09/01/2001 at 101.......................       431,156
                                                                                                --------------

                                                                                                      939,478
                                                                                                --------------
                  Alabama State Public School & College Auth. Rev.,
       100,000      4.40%, due 12/01/2000......................................................        99,300
       250,000      5.25%, due 11/01/2005......................................................       252,915
        50,000      5.00%, due 12/01/2005......................................................        49,753
                                                                                                --------------

                                                                                                      401,968
                                                                                                --------------
                  Alabama Water Pollution Control Rev.,
       160,000      3.75%, due 08/15/1997......................................................       159,974
        25,000      7.00%, due 08/15/2001......................................................        26,223
       200,000      6.25%, due 08/15/2004......................................................       215,244
                                                                                                --------------

                                                                                                      401,441
                                                                                                --------------
                  Anniston, AL, GO,
       250,000      5.50%, due 01/01/2004......................................................       258,948
                                                                                                --------------

                  Anniston, AL, Regional Medical Center Board Hospital Rev.,
        30,000      7.375%, due 07/01/2006, ETM................................................        32,438
                                                                                                --------------

                  Auburn University, Alabama Rev.,
        25,000      6.10%, due 06/01/1999......................................................        25,820
        50,000      4.90%, due 06/01/2001......................................................        50,427
       150,000      5.20%, due 06/01/2004......................................................       151,868
       325,000      5.25%, due 04/01/2005......................................................       328,595
                                                                                                --------------

                                                                                                      556,710
                                                                                                --------------
                  Baldwin Co., AL, GO,
       200,000      5.85%, due 08/01/2003......................................................       210,668
       400,000      5.00%, due 02/01/2007......................................................       393,572
                                                                                                --------------

                                                                                                      604,240
                                                                                                --------------
                  Baldwin Co., AL, Board of Education Rev.,
        50,000      5.40%, due 12/01/1998......................................................        50,880
       300,000      5.90%, due 12/01/2001......................................................       309,087
                                                                                                --------------

                                                                                                      359,967
                                                                                                --------------


THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 96.3%                                                      Value
-------------------------------------------------------------------------------------------------------------------


                  Birmingham, AL, GO,
$      100,000      5.80%, due 04/01/2002......................................................  $    104,038
       200,000      5.90%, due 04/01/2003......................................................       209,548
                                                                                                --------------

                                                                                                      313,586
                                                                                                --------------
                  Birmingham, AL, Special Facilities Rev.,
       100,000      4.45%, due 06/01/1999......................................................       100,015
                                                                                                --------------

                  Birmingham, AL, Industrial Water Board Rev.,
       100,000      5.00%, due 03/01/2001......................................................       100,987
       100,000      6.00%, due 07/01/2007......................................................       106,449
                                                                                                --------------

                                                                                                      207,436
                                                                                                --------------
                  Birmingham, AL, Medical Clinic Board Rev.,
        60,000      7.30%, due 07/01/2005, ETM.................................................        65,339
                                                                                                --------------


                  Birmingham, AL, Waterworks & Sewer Board Rev.,
        50,000      5.90%, due 01/01/2003......................................................        52,424
       400,000      6.15%, due 01/01/2006......................................................       422,152
                                                                                                --------------

                                                                                                      474,576
                                                                                                --------------
                  DCH Health Care Auth. of Alabama Rev.,
        55,000      5.00%, due 06/01/2004......................................................        54,800
                                                                                                --------------


                  Fairhope, AL, Utility, Rev.,
       200,000      5.10%, due 12/01/2008......................................................       195,348
                                                                                                --------------


                  Greenville, AL, GO,
       300,000      5.10%, due 12/01/2009......................................................       290,727
                                                                                                --------------


                  Hoover, AL, Board of Education GO,
       400,000      6.00%, due 02/15/2006......................................................       423,652
                                                                                                --------------

                  Hoover, AL, Board of Education Special Tax,
       200,000      6.625%, due 02/01/2010, prerefunded 02/01/2001 at 102......................       216,804
                                                                                                --------------

                  Houston Co., AL, GO,
       100,000      4.20%, due 10/01/1998......................................................       100,052
       250,000      5.00%, due 07/01/2002......................................................       251,585
                                                                                                --------------

                                                                                                      351,637
                                                                                                --------------
                  Huntsville, AL, GO,
       115,000      5.15%, due 08/01/2000......................................................       116,891
       100,000      5.20%, due 11/01/2000......................................................       101,924
       500,000      5.50%, due 11/01/2002......................................................       516,695
       100,000      5.90%, due 11/01/2005......................................................       105,231
                                                                                                --------------

                                                                                                      840,741
                                                                                                --------------
                  Huntsville, AL, Electric Systems Rev.,
       150,000      6.10%, due 12/01/2000......................................................       157,089
       150,000      5.00%, due 12/01/2003......................................................       150,243
                                                                                                --------------

                                                                                                      307,332
                                                                                                --------------
                  Huntsville, AL, Water Systems Rev.,
       150,000      5.15%, due 05/01/2004......................................................       151,410
       150,000      5.25%, due 05/01/2005......................................................       151,494
                                                                                                --------------

                                                                                                      302,904
                                                                                                --------------


THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 96.3%                                                      Value
-------------------------------------------------------------------------------------------------------------------


                  Jefferson Co., AL, GO,
$      150,000      5.55%, due 04/01/2002......................................................  $    154,278
       100,000      5.00%, due 04/01/2004......................................................        99,650
                                                                                                --------------
                                                                                                      253,928
                                                                                                --------------

                  Jefferson Co., AL, Board of Education Capital Outlay Warrants,
       300,000      5.70%, due 02/15/2011......................................................       302,727
                                                                                                --------------

                  Jefferson Co., AL, Sewer Rev
       140,000      5.15%, due 09/01/2002......................................................       142,227
        50,000      5.50%, due 09/01/2003......................................................        51,800
       300,000      5.75%, due 09/01/2005......................................................       314,730
                                                                                                --------------
                                                                                                      508,757
                                                                                                --------------

                  Lee Co., AL, GO,
       300,000      5.50%, due 02/01/2007......................................................       306,606
                                                                                                --------------

                  Madison, AL, Board of Education School Warrants,
       100,000      5.00%, due 02/01/1999......................................................       101,210
                                                                                                --------------


                  Madison, AL, Warrants,
       325,000      5.55%, due 04/01/2007......................................................       335,062
                                                                                                --------------


                  Madison Co., AL, Board of Education Capital Outlay Tax Antic. Warrants,
       175,000      5.20%, due 09/01/2004......................................................       177,898
                                                                                                --------------


                  Mobile, AL, GO,
       200,000      5.00%, due 08/15/1998......................................................       202,662
       150,000      5.20%, due 02/15/1999......................................................       152,347
       200,000      5.40%, due 08/15/2000......................................................       205,122
        25,000      6.25%, due 08/01/2001......................................................        26,295
        25,000      6.30%, due 08/01/2001......................................................        26,520
       275,000      6.20%, due 02/15/2007, ETM.................................................       294,687
                                                                                                --------------
                                                                                                      907,633
                                                                                                --------------

                  Mobile, AL, Water & Sewer Commissioners Rev.,
        55,000      6.30%, due 01/01/2003......................................................        58,580
                                                                                                --------------


                  Mobile Co., AL, GO,
        50,000      6.10%, due 02/01/2002, prerefunded 02/01/2000 at 102.......................        52,852
       160,000      6.70%, due 02/01/2011, prerefunded 02/01/2000 at 102.......................       171,816
                                                                                                --------------
                                                                                                      224,668
                                                                                                --------------

                  Mobile Co., AL., Board of Education Capital Outlay Warrants,
       400,000      5.00%, due 03/01/2008......................................................       389,808
                                                                                                --------------

                  Mobile Co., AL, Gas Tax Antic. Warrants Rev.,
       100,000      3.80%, due 02/01/1998......................................................        99,980
       100,000      4.50%, due 02/01/2003......................................................        97,540
                                                                                                --------------

                                                                                                      197,520
                                                                                                --------------


THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 96.3%                                                      Value
-------------------------------------------------------------------------------------------------------------------


                  Montgomery, AL, GO,
$      200,000      4.25%, due 05/01/1999, ETM.................................................  $    199,128
       200,000      4.70%, due 05/01/2002......................................................       198,478
                                                                                                --------------

                                                                                                      397,606
                                                                                                --------------
                  Montgomery, AL, Waterworks & Sanitation Rev.,
       200,000      5.85%, due 03/01/2003......................................................       208,564
       400,000      5.60%, due 09/01/2009......................................................       405,524
                                                                                                --------------

                                                                                                      614,088
                                                                                                --------------


                  Montgomery Co., AL, GO,
       100,000      5.20%, due 11/01/2006......................................................       100,306
                                                                                                --------------

                  Muscle Shoals, AL, GO,
       400,000      5.60%, due 08/01/2010......................................................       402,548
                                                                                                --------------

                  Opelika, AL, GO,
       100,000      4.60%, due 03/01/2003......................................................        98,552
       100,000      5.30%, due 07/01/2003......................................................       102,339
                                                                                                --------------

                                                                                                      200,891
                                                                                                --------------

                  Shelby Co., AL, GO,
       205,000      5.20%, due 08/01/2000......................................................       208,938
        50,000      5.35%, due 08/01/2001......................................................        51,316
                                                                                                --------------

                                                                                                      260,254
                                                                                                --------------
                  Shelby Co., AL, Hospital Board Rev.,
        35,000      6.60%, due 02/01/2001, ETM.................................................        37,212
        25,000      6.60%, due 02/01/2002, ETM.................................................        26,814
        40,000      6.60%, due 02/01/2003, ETM.................................................        43,263
                                                                                                --------------

                                                                                                      107,289
                                                                                                --------------
                  Shelby Co., AL, Board of Education Capital Outlay Special Tax Warrants,
       100,000      4.80%, due 02/01/1998......................................................       100,791
                                                                                                --------------


                  Tuscaloosa, AL, Board of Education GO,
       100,000      5.10%, due 02/01/2004......................................................       100,623
                                                                                                --------------


                  Tuscaloosa, AL, Board of Education Special Tax Warrants,
        75,000      5.70%, due 02/15/2005......................................................        77,981
       125,000      6.00%, due 02/15/2009......................................................       130,259
                                                                                                --------------
                                                                                                      208,240
                                                                                                --------------

                  University of Alabama General Fee Series A Rev.,
       250,000      4.15%, due 10/01/1999......................................................       248,197
        50,000      5.00%, due 11/01/2000......................................................        50,586
       200,000      5.10%, due 10/01/2002......................................................       202,484
       400,000      5.25%, due 06/01/2010......................................................       391,052
                                                                                                --------------

                                                                                                      892,319
                                                                                                --------------
                  Vestavia Hills, AL, Board of Education Capital Outlay Rev.,
        55,000      5.25%, due 02/01/2004......................................................        55,816
                                                                                                --------------


                  Vestavia Hills, AL, Warrants,
       125,000      4.90%, due 04/01/2005......................................................       123,004
                                                                                                --------------


                  TOTAL ALABAMA (COST $15,999,410) ............................................  $ 16,183,854
                                                                                                --------------


THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
     Shares       MONEY MARKETS -- 2.4%                                                               Value
-------------------------------------------------------------------------------------------------------------------


$      395,867    Star Tax-Free Money Market Fund (Cost $395,867)..............................  $    395,867
                                                                                                -------------

                  TOTAL INVESTMENTS AT VALUE (COST $16,395,277)-- 98.7%  ......................  $ 16,579,721


                  OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.3% ................................       220,937
                                                                                                --------------

                  NET ASSETS-- 100.0% .........................................................  $ 16,800,658
                                                                                                ==============

ETM - Escrowed to maturity.

See accompanying notes to the financial statements.


NOTES TO FINANCIAL STATEMENTS
March 31, 1997
==============================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of The Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, on its investments in common stocks. Current income is of secondary importance.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation by limiting investments to fixed income securities in the four highest quality ratings. Capital appreciation is of secondary importance.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from both federal income taxes and the personal income taxes of Alabama and to preserve capital. Capital appreciation is of secondary importance.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded on the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 1997:


-------------------------------------------------------------------------------------------------------------------
                                                               Government        Government         Alabama
                                                                 Street            Street          Tax Free
                                                               Equity Fund        Bond Fund        Bond Fund
-------------------------------------------------------------------------------------------------------------------


Gross unrealized appreciation............................   $   14,593,143   $      206,157    $     256,957
Gross unrealized depreciation............................         (341,078)        (726,036)         (72,513)
                                                            ---------------  ---------------  ---------------

Net unrealized appreciation (depreciation)...............   $   14,252,065   $     (519,879)  $      184,444
                                                            ===============  ===============  ===============
-------------------------------------------------------------------------------------------------------------------


The tax basis of investments for each Fund is equal to the acquisition cost as shown on the Statements of Assets and Liabilities.

As of March 31, 1997, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had capital loss carryforwards for federal income tax purposes of $307,540, and $200,015, respectively, which expire through the year 2005. In addition, The Government Street Bond Fund realized net capital losses of $90,284 during the period from November 1, 1996 through March 31, 1997, which are treated for federal income tax purposes as arising in the tax year ending March 31, 1998. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $9,860,380 and $8,804,209, respectively, for The Government Street Equity Fund, $6,894,444 and $5,758,302, respectively, for The Government Street Bond Fund, and $2,372,120 and $1,008,079, respectively, for The Alabama Tax Free Bond Fund.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of the Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $19,812 of its investment advisory fees from the Fund during the year ended March 31, 1997.

Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), formerly MGF Service Corp., CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from The Government Street Equity Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such assets; and .15% of such net assets in excess of $50 million. From The Government Street Bond Fund, CFS receives a monthly fee of .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. From The Alabama Tax Free Bond Fund, CFS receives a monthly fee of .15% of its average daily net assets up to $200 million and .10% of such assets in excess of $200 million. The fee for each Fund is subject to a $2,000 monthly minimum. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of CFS.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
==============================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, as of March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


                                          Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 1997

                           THE GOVERNMENT STREET FUNDS
                         THE ALABAMA TAX FREE BOND FUND

                              No Load Mutual Funds


    INVESTMENT ADVISER
    T. Leavell & Associates, Inc.
    150 Government Street
    Post Office Box 1307
    Mobile, AL 36633

    ADMINISTRATOR
    Countrywide Fund Services, Inc.
    312 Walnut Street
    P.O. Box 5354
    Cincinnati, OH 45201-5354
    1-800-443-4249

    LEGAL COUNSEL
    Sullivan & Worcester LLP
    One Post Office Square
    Boston, MA 02109

    BOARD OF TRUSTEES
    Richard Mitchell, President
    Jack E. Brinson
    Austin Brockenbrough, III
    John T. Bruce
    Charles M. Caravati, Jr. M.D.
    J. Finley Lee, Jr.
    Richard L. Morrill
    Harris V. Morrissette
    Fred T. Tattersall
    Samuel B. Witt, III

    PORTFOLIO MANAGERS
    Thomas W. Leavell,
      The Government Street Funds
    Timothy S. Healey,
      The Alabama Tax Free Bond Fund

                          THE JAMESTOWN BALANCED FUND
                              No Load Mutual Fund

                                 ANNUAL REPORT
                                 March 31, 1997

Investment Adviser                              Administrator
LOWE, BROCKENBROUGH & TATTERSALL, INC.          COUNTRYWIDE FUND SERVICES, INC.
6620 West Broad Street                          312 Walnut Street
Suite 300                                       P.O. Box 5354
Richmond, Virginia 23230                        Cincinnati, Ohio 45201-5354
1.804.288.0404                                  1.800.443.4249

                           THE JAMESTOWN BALANCED FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1997


PERFORMANCE OF THE JAMESTOWN BALANCED FUND

The fiscal year ended March 31, 1997, has been another good year for The Jamestown Balanced Fund. For the 12 month period, the total return for the Balanced Fund was 12.29% after expenses. This compared quite favorably to the Lipper Balanced Fund Index which was up 11.02% for the same time period. The Standard & Poor's 500 Index, which of course is 100% in common stocks, had a return of 19.82%. Since only 70% of your fund is normally invested in stocks and the remaining 30% is allocated to bonds and cash equivalents, we are pleased with the comparative total return results.

Our equity sector allocations were mostly in line with those of the S&P 500 with only slight underweightings and overweightings. The two exceptions to this are the utility and transportation sectors, in which we were not invested during the year. During the 12 month period, the outstanding sector was technology (+35.7%), followed by finance (+30.4%). Other sectors outperforming the S&P 500 were staples, energy, and health care, in that order. Sectors underperforming the market were transportation, consumer cyclicals, basic industries, and utilities. The capital goods sector fell just 100 basis points short of matching the S&P.

The bond portion of the Fund provided positive returns for the year, although less so than did stocks. The Lehman Intermediate Bond Index was up 4.8% during our fiscal year.

Looking forward to the following year, we are somewhat cautious on both the stock and bond markets. The increase in the Federal Funds rate instituted on March 25 has caused consternation in both stock and bond markets. The good new is that inflation appears to be well contained at this point in time, although the wage component of the CPI has been creeping up for the last two years. This slow but steady increase in wages has been offset, so far, by lower benefit costs, so that overall compensation has remained stable.

For a comparison of the Fund's performance from inception versus the Standard and Poor's 500 Index and the Consumer Price Index, please refer to the chart below:


The Jamestown Balanced Fund

Comparison of the Change in Value of a $10,000 Investment in The Jamestown
Balanced Fund, the Standard & Poor's 500 Index and the Consumer price Index

THE JAMESTOWN BALANCED FUND


         STANDARD & POOR'S 500 INDEX:                                        THE JAMESTOWN BALANCED FUND:

                         QTRLY                                                          QTRLY
     DATE               RETURN            BALANCE                   DATE                RETURN              BALANCE


     07/03/89                              10,000                07/03/89                                   10,000
     09/30/89            10.71%            11,071                09/30/89                0.00%              10,000
     12/31/89             2.06%            11,299                12/31/89                6.25%              10,625
     03/31/90            -3.00%            10,960                03/31/90               -2.62%              10,347
     06/30/90             6.28%            11,648                06/30/90                4.90%              10,853
     09/30/90           -13.75%            10,047                09/30/90               -9.33%               9,841
     12/31/90             8.97%            10,948                12/31/90                5.17%              10,350
     03/31/91            14.53%            12,539                03/31/91                9.96%              11,380
     06/30/91            -0.23%            12,510                06/30/91               -0.91%              11,277
     09/30/91             5.35%            13,179                09/30/91                5.12%              11,854
     12/31/91             8.38%            14,284                12/31/91                6.97%              12,681
     03/31/92            -2.53%            13,922                03/31/92               -2.03%              12,423
     06/30/92             1.90%            14,187                06/30/92                2.03%              12,675
     09/30/92             3.15%            14,634                09/30/92                4.46%              13,241
     12/31/92             5.03%            15,370                12/31/92                3.74%              13,736
     03/31/93             4.36%            16,040                03/31/93                1.75%              13,976
     06/30/93             0.48%            16,117                06/30/93               -0.26%              13,941
     09/30/93             2.58%            16,533                09/30/93                2.49%              14,287
     12/31/93             2.32%            16,916                12/31/93                0.32%              14,333
     03/31/94            -3.79%            16,275                03/31/94               -1.58%              14,107
     06/30/94             0.42%            16,343                06/30/94                0.91%              14,235
     09/30/94             4.88%            17,141                09/30/94                1.64%              14,469
     12/31/94            -0.02%            17,137                12/31/94               -0.83%              14,349
     03/31/95             9.74%            18,807                03/31/95                8.67%              15,594
     06/30/95             9.55%            20,602                06/30/95                7.60%              16,779
     09/30/95             7.95%            22,239                09/30/95                5.50%              17,702
     12/31/95             6.02%            23,578                12/31/95                4.75%              18,542
     03/31/96             5.37%            24,844                03/31/96                3.27%              19,148
     06/30/96             4.49%            25,959                06/30/96                3.05%              19,731
     09/30/96             3.09%            26,761                09/30/96                2.41%              20,207
     12/31/96             8.34%            28,992                12/31/96                6.21%              21,462
     03/31/97             2.68%            29,769                03/31/97                0.18%              21,501


                 CONSUMER PRICE INDEX:

                         QTRLY
     DATE                RETURN            BALANCE


     07/03/89                              10,000
     09/30/89             0.75%            10,075
     12/31/89             1.00%            10,176
     03/31/90             2.01%            10,380
     06/30/90             0.90%            10,474
     09/30/90             1.71%            10,653
     12/31/90             1.71%            10,835
     03/31/91             0.90%            10,933
     06/30/91             0.40%            10,977
     09/30/91             0.60%            11,043
     12/31/91             0.90%            11,142
     03/31/92             0.70%            11,221
     06/30/92             0.80%            11,311
     09/30/92             0.70%            11,390
     12/31/92             0.80%            11,481
     03/31/93             0.90%            11,585
     06/30/93             0.60%            11,654
     09/30/93             0.40%            11,701
     12/31/93             0.70%            11,783
     03/31/94             0.50%            11,842
     06/30/94             0.60%            11,913
     09/30/94             0.90%            12,020
     12/31/94             0.60%            12,093
     03/31/95             0.80%            12,190
     06/30/95             0.90%            12,300
     09/30/95             0.40%            12,349
     12/31/95             0.50%            12,411
     03/31/96             0.80%            12,510
     06/30/96             1.10%            12,649
     09/30/96             0.44%            12,704
     12/31/96             0.82%            12,809
     03/31/97             0.69%            12,897


The Jamestown Balanced Fund Average Annual Total Returns

1 Year         5 Years        Since Inception*
12.29%         11.60%         10.39%


* Initial public offering of shares was July 3, 1989.


THE JAMESTOWN BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997

ASSETS
   Investments in securities:
      At acquisition cost
                                                         $         53,298,520
                                                         ====================
      At value (Note 1)
                                                         $         67,064,552
   Investments in repurchase
      agreements (Note 1)
                                                                    2,396,000
   Cash
                                                                          758
   Receivable for securities sold
                                                                      961,414
   Receivable for capital shares sold
                                                                       10,000
   Interest receivable
                                                                      274,630
   Dividends receivable
                                                                       52,018
   Other assets
                                                                        2,564
                                                         --------------------
      TOTAL ASSETS
                                                                   70,761,936
                                                         --------------------

LIABILITIES
   Payable for capital shares redeemed
                                                                       27,640
   Dividends payable
                                                                       20,483
   Accrued advisory fees (Note 3)
                                                                       40,324
   Accrued administration fees (Note 3)
                                                                       10,700
   Other accrued expenses
                                                                        9,218
                                                          -------------------

      TOTAL LIABILITIES
                                                                      108,365
                                                          -------------------


NET ASSETS
                                                          $        70,653,571
                                                          ===================

Net assets consist of:
Paid-in capital
                                                          $        55,607,351
Accumulated net realized gains from
   security transactions
                                                                    1,254,624
Undistributed net investment income



                                                                       25,564
Net unrealized appreciation on investments                         13,766,032
                                                         --------------------
   Net assets                                            $         70,653,571
                                                         ====================

Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
   no par value)                                                    4,658,602
                                                         ====================

Net asset value, offering price and
   redemption price per share (Note 1)                   $              15.17
                                                         ====================



See accompanying notes to the financial statements.


THE JAMESTOWN BALANCED FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 1997


INVESTMENT INCOME
     Interest                                               $      1,383,876
     Dividends                                                       727,002
                                                              --------------
            TOTAL INVESTMENT INCOME                                2,110,878
                                                              --------------

EXPENSES
     Investment advisory fees (Note 3)                               430,381
     Administrative fees (Note 3)                                    118,380
     Custodian fees                                                   15,658
     Professional fees                                                12,288
     Pricing costs                                                     5,382
     Trustees' fees and expenses                                       5,002
     Insurance expense                                                 4,256
     Registration fees                                                 3,594
     Other expenses                                                    6,332
                                                               -------------
            TOTAL EXPENSES                                           601,273

     Expenses reimbursed through a directed
      brokerage arrangement (Note 4)                                 (23,361)
                                                               -------------
            NET EXPENSES                                             577,912
                                                               -------------
NET INVESTMENT INCOME                                              1,532,966
                                                               -------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
     Net realized gains from security transactions                 3,339,264
     Net change in unrealized appreciation/depreciation
       on investments                                              2,746,030
                                                               -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                   6,085,294
                                                               -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                  $      7,618,260
                                                                 ===========

See accompanying notes to the financial statements.




THE JAMESTOWN BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

Years Ended March 31, 1997 and 1996



                                                                                       Year                Year
                                                                                      Ended               Ended
                                                                                   March 31,           March 31,
                                                                                       1997                1996
                                                                           ----------------       -------------
FROM OPERATIONS:
        Net investment income                                              $      1,532,966       $   1,446,610
        Net realized gains from security transactions                             3,339,264           4,448,919
        Net change in unrealized appreciation/depreciation
                 on investments                                                   2,746,030           5,730,142
                                                                           ----------------       -------------
Net increase in net assets from operations                                        7,618,260          11,625,671
                                                                           ----------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income                                               (1,518,758)         (1,451,395)
        From net realized gains from security transactions                       (4,545,144)         (1,982,339)
                                                                           ----------------       -------------
Decrease in net assets from distributions to shareholders                        (6,063,902)         (3,433,734)
                                                                           ----------------       -------------

FROM CAPITAL SHARE TRANSACTIONS (a):
        Proceeds from shares sold                                                 9,763,400           5,197,403
        Net asset value of shares issued in reinvestment
                 of distributions to shareholders                                 5,853,635           3,265,651
        Payments for shares redeemed                                             (8,094,099)         (7,140,816)
                                                                           ----------------       -------------
Net increase in net assets from capital share transactions                        7,522,936           1,322,238

TOTAL INCREASE IN NET ASSETS                                                      9,077,294           9,514,175

ASSETS:
        Beginning of year                                                        61,576,277          52,062,102
                                                                           ----------------       -------------
        End of year - (including undistributed net investment
                 income of $25,564 and $11,356, respectively)              $     70,653,571       $  61,576,277
                                                                           ================       =============


(a)     Number of shares:
        Sold                                                                        631,119             370,290
        Reinvested                                                                  383,386             229,365
        Redeemed                                                                   (526,294)           (510,212)
                                                                           ----------------       -------------
        Net increase in shares outstanding                                          488,211              89,443
        Shares outstanding, beginning of year                                     4,170,391           4,080,948
                                                                           ----------------       -------------
        Shares outstanding, end of year                                           4,658,602           4,170,391
                                                                           ================       =============


See accompanying notes to the financial statements.


THE JAMESTOWN BALANCED FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year


                                                                                        Years Ended March 31,
                                                             --------------------------------------------------------------------


                                                                1997          1996            1995           1994            1993
                                                             -------        ------          ------         ------          ------

Net asset value at beginning of year                          $14.77        $12.76          $12.15         $12.49          $11.52
                                                             -------        ------          ------         ------          ------

Income from investment operations:
       Net investment income                                    0.35          0.36            0.33           0.30            0.31
       Net realized and unrealized gains (losses)
            on investments                                      1.45          2.50            0.90          (0.18)           1.11
                                                             -------        ------          ------          ------          -----
Total from investment operations                                1.80          2.86            1.23           0.12            1.42
                                                             -------        ------          ------          ------          -----

Less distributions:
       Dividends from net investment income                    (0.35)        (0.36)          (0.33)         (0.30)          (0.31)
       Distributions from net realized gains                   (1.05)        (0.49)          (0.29)         (0.16)          (0.14)
                                                             -------        ------          ------         ------           ------
Total distributions                                            (1.40)        (0.85)          (0.62)         (0.46)          (0.45)
                                                             -------        ------          ------         ------           ------

Net asset value at end of year                                $15.17        $14.77          $12.76         $12.15          $12.49
                                                             =======        ======          ======         ======          ======

Total return                                                   12.29%       22.79%          10.54%          0.94%          12.50%
                                                             =======        ======          ======         ======          ======

Net assets at end of year (000's)                            $70,654       $61,576         $52,062        $46,928         $40,512
                                                             =======        ======          ======         ======          ======

Ratio of gross expenses to average net assets                   0.91%         0.93%          0.99%           1.01%          1.07%

Ratio of net expenses to average net assets (a)                 0.87%         0.88%          0.96%           0.98%          0.99%

Ratio of net investment income to average net assets            2.31%         2.52%          2.72%           2.47%          2.59%

Portfolio turnover rate                                           58%           72%            95%            123%           134%

Average commission rate per share                             $0.0667            --             --              --             --


(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).


See accompanying notes to the financial statements.


  THE JAMESTOWN BALANCED FUND

  PORTFOLIO OF INVESTMENTS

    March 31, 1997


        Shares                                                                                      Value
                         COMMON STOCKS - 65.3%
                         Advertising - 2.1%
             28,000            Interpublic Group of Companies, Inc.                       $      1,477,000
                                                                                           ---------------

                         Building and Construction - 1.1%
             22,000            Foster Wheeler Corporation                                          778,250
                                                                                           ---------------

                          Chemicals - 1.2%
             12,000            Air Products & Chemicals, Inc.                                      814,500
                                                                                           ---------------

                         Commercial Banking - 4.4%
             24,000            Federal National Mortgage Association                               867,000
             15,000            First Union Corporation                                           1,216,875
             19,000            NationsBank Corporation                                           1,052,125
                                                                                           ---------------
                                                                                                 3,136,000
                                                                                           ---------------
                         Communications - 5.3%
             46,000            Alltel Corporation                                                1,495,000
             37,000            Equifax, Inc.                                                     1,008,250
             34,000            MCI Communications Corporation                                    1,211,250
                                                                                           ---------------
                                                                                                 3,714,500
                                                                                           ---------------

                         Computers/Computer Technology Services - 6.8%
             29,000            Cabletron Systems (b)                                               848,250
             14,000            Cisco Systems, Inc. (b)                                             673,750
             25,000            Computer Sciences Corporation (b)                                 1,543,750
             12,300            Intel Corporation                                                 1,711,237
                                                                                           ---------------

                                                                                                 4,776,987
                                                                                           ---------------

                         Consumer Products - 10.7%
             21,000            Avon Products, Inc.                                               1,102,500
             16,000            General Electric Company                                          1,588,000
              7,000            Gillette Company                                                    508,375
             14,000            Kimberly-Clark Corporation                                        1,391,250
              5,000            Procter & Gamble Company                                            575,000
             46,000            Sysco Corporation                                                 1,569,750
             35,000            Whitman Corporation                                                 857,500
                                                                                           ---------------
                                                                                                 7,592,375
                                                                                           ---------------


        Shares                                                                                       Value

                         COMMON STOCKS - Continued
                         Drugs/Medical Equipment - 6.3%
             27,000            Abbott Laboratories                                        $      1,515,375
             17,000            Merck and Company, Inc.                                           1,432,250
             21,000            Schering-Plough Corporation                                       1,527,750
                                                                                           ---------------
                                                                                                 4,475,375
                                                                                           ---------------

                         Durable Goods - 2.1%
             26,000            Avnet, Inc.                                                       1,465,750
                                                                                           ---------------

                         Electronics - 1.5%
             20,000            Hewlett-Packard Company                                           1,065,000
                                                                                           ---------------

                         Entertainment - 1.9%
             18,270            Walt Disney Company                                               1,333,710
                                                                                           ---------------

                         Fast Food Restaurants - 1.8%
             27,000            McDonald's Corporation                                            1,275,750
                                                                                           ---------------

                         Fire Systems - 2.3%
             29,000            Tyco International Ltd.                                           1,595,000
                                                                                           ---------------

                         Food Productions - 1.5%
             20,000            Conagra, Inc.                                                     1,085,000
                                                                                           ---------------

                         Health Care Centers - 2.8%
             45,000            Columbia/HCA Healthcare Corporation                               1,513,125
             20,000            Manor Care, Inc.                                                    487,500
                                                                                           ---------------
                                                                                                 2,000,625
                                                                                           ---------------

                         Hotels - 1.3%
             70,100            Choice Hotel International, Inc. (b)                                946,350
                                                                                           ---------------

                         Insurance - 3.2%
             12,000            American International Group                                      1,408,500
             16,000            Jefferson-Pilot Corporation                                         870,000
                                                                                           ---------------
                                                                                                 2,278,500
                                                                                           ---------------

                         Oil and Gas Drilling - 4.9%
             12,500            Amoco Corporation                                                 1,082,813
             28,000            Coastal Corporation                                               1,344,000
              9,200            Texaco, Inc.                                                      1,007,400
                                                                                           ---------------
                                                                                                 3,434,213
                                                                                           ---------------


        Shares                                                                                       Value

                         COMMON STOCKS - Continued
                         Real Estate - 1.5%
             72,000            United Dominion Realty Trust                               $      1,053,000
                                                                                           ---------------

                         Retail Stores - 2.6%
             53,400            AutoZone, Inc. (b)                                                1,201,500
             20,000            Circuit City Stores, Inc.                                           667,500
                                                                                          ----------------
                                                                                                 1,869,000
                                                                                          ----------------

                         Total Common Stocks (Cost $32,248,573)                           $     46,166,885
                                                                                          ----------------
      Par Value
                         U.S. TREASURY NOTES - 16.7%
$         1,000,000            5.125%, due 04/30/1998                                     $        989,690
          3,275,000            7.75%, due 11/30/1999                                             3,366,602
          2,065,000            6.25%, due 02/15/2003                                             2,008,853
          5,350,000            7.25%, due 08/15/2004                                             5,456,144
                                                                                          ----------------

                         Total U.S. Treasury Notes (Cost $11,899,361)                     $     11,821,289
                                                                                          ----------------

                         MORTGAGE-BACKED SECURITIES - 5.3%
                         Federal Home Loan Mortgage Corporation - 2.3%
$           336,945            Pool #G50153, 4.50%, due 05/01/1999                        $        325,152
            500,000            Pool #1490-PE, 5.75%, due 07/15/2006                                490,000
            167,668            Pool #162-E, 7.00%, due  02/15/2020                                 167,668
            124,963            Pool #D69139, 6.50%, due 03/01/2026                                 116,605
            538,354            Pool #D70284, 6.50%, due 04/01/2026                                 501,509
                                                                                          ----------------
                                                                                                 1,600,934
                                                                                          ----------------

                         Federal National Mortgage Association - 1.8%
            400,000            Series #1993-63-PE, 6.25%, due 06/25/2005                           394,500
            243,942            Series #70, 8.50%, due 01/01/2012                                   252,336
            231,368            Series #88-29-B, 9.50%, due 12/25/2018                              239,320
            395,203            Series #1990-35-E, 9.50%, due 04/25/2020                            414,097
                                                                                          ----------------
                                                                                                 1,300,253
                                                                                          ----------------

                         Government National Mortgage Association - 1.0%
             88,288            Series #327273, 7.5%, due 08/15/2022                                 87,127
            590,177            Series #343536, 7.5%, due 02/15/2023                                581,856
                                                                                          ----------------
                                                                                                   668,983
                                                                                          ----------------

                         Other Mortgage-Backed Securities - .2%
                               Lehman Brothers Mortgage Trust #91-2-A1,
            151,925                  8.00%, due 03/20/1999                                         154,014
                                                                                          ----------------


                         Total Mortgage-Backed Securities (Cost $3,758,959)               $      3,724,184
                                                                                          ----------------


      Par Value                                                                                      Value
                         ASSET-BACKED SECURITIES - 2.1%
                         Advanta Mortgage Loan Trust #92-2-A2,
$           365,000            7.03%, due 03/25/2011                                      $        364,927
                         AFG Receivables Trust #95-A-A,
            225,209            6.15%, due 09/15/2000                                               224,150
                         Fleetwood Credit Corporation Grantor Trust #95-A-A,
            509,683            8.45%, due 11/15/2010                                               522,583
                         Nationscredit Grantor Trust #96-1-A,
            377,776            5.85%, due 09/15/2011                                               364,818
                                                                                          ----------------
                         Total Asset-Backed Securities (Cost $1,498,341)                  $      1,476,478
                                                                                          ----------------

                         CORPORATE BONDS - 5.5%
                         Beneficial Corporation Medium Term Notes,
$           275,000            8.05%, due 11/16/1998                                      $        281,091
                         Caterpillar Financial Services Medium Term Notes,
            450,000            6.80%, due 06/15/1999                                               450,230
                         Fleet Mortgage Group Medium Term Notes,
            400,000            7.25%, due 01/15/1998                                               402,724
                         Ford Motor Credit Medium Term Notes,
            225,000            7.55%, due 07/19/1999                                               228,679
                         Ford Motor Credit,
            200,000            8.00%, due 12/01/1997                                               202,216
                         GMAC Medium Term Notes,
            525,000            6.65%, due 05/24/2000                                               520,285
                         International Lease Finance Corporation,
            425,000            6.42%, due 09/11/2000                                               417,371
                         Merrill Lynch and Company Medium Term Notes,
            410,000            7.26%, due 03/25/2002                                               406,630
                         NationsBank Medium Term Notes,
            500,000            5.80%, due 01/31/2001                                               477,775
                         Northern Trust Corporation,
            100,000            9.00%, due 05/15/1998                                               102,811
                         Pacific Bell,
            400,000            6.875%, due 08/15/2006                                              385,904
                                                                                          ----------------
                         Total Corporate Bonds (Cost $3,893,286)                          $      3,875,716
                                                                                          ----------------

                         Total Investments at Value (Cost $53,298,520) - 94.9%            $     67,064,552
                                                                                          ----------------


         Face
         Value                                                                                        Value
                         REPURCHASE AGREEMENTS (a) - 3.4%
                         Star Bank, N.A., 5.25%, dated 03/31/1997, due 04/01/1997
$         2,396,000            repurchase proceeds $2,396,349 (Cost $2,396,000            $      2,396,000
                                                                                          ----------------

                         Total Investments and Repurchase Agreements
                               at Value - 98.3%                                           $     69,460,552

                         Other Assets in Excess of Liabilities - 1.7%                            1,193,019
                                                                                          ----------------

                         Net Assets - 100.0%                                              $     70,653,571
                                                                                          ================


(a) Joint repurchase agreement is fully collateralized by $20,650,000 GNMA II, Pool #8373, 6.50%, due 02/20/2024. The aggregate market value of the collateral at March 31, 1997 was $20,897,370. The Fund's pro-rata interest in the collateral at March 31, 1997 was $2,601,314.

(b) Non-income producing security.

  See accompanying notes to the financial statements.


                           THE JAMESTOWN BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on July 3, 1989.

The Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities of the Fund will ordinarily be traded on the over-the-counter market, and common stocks of the Fund will ordinarily be traded on a national securities exchange, but may also be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with tax regulations. Dividend income is recorded on the ex-dividend date. Discounts arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

                           THE JAMESTOWN BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilites at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $53,418,457 as of March 31, 1997:

           Gross unrealized appreciation.............   $14,492,285
           Gross unrealized depreciation.............      (846,190)
                                                        -----------
           Net unrealized appreciation...............   $13,646,095
                                                        ===========

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $39,882,224 and $36,790,471, respectively.

                           THE JAMESTOWN BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Lowe, Brockenbrough & Tattersall, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .65% of its average daily net assets up to $250 million; .60% of the next $250 million of such net assets; and .55% of such net assets in excess of $500 million. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS), formerly MGF Service Corp., provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and
 .15% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.


4.  DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of the Fund, the Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $23,361 for the year ended March 31, 1997.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Balanced Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Balanced Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                 Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 1997

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                              No Load Mutual Fund

                                 ANNUAL REPORT
                                 March 31, 1997

Investment Adviser                              Administrator
LOWE, BROCKENBROUGH & TATTERSALL, INC.          COUNTRYWIDE FUND SERVICES, INC.
6620 West Broad Street                          312 Walnut Street
Suite 300                                       P.O. Box 5354
Richmond, Virginia 23230                        Cincinnati, Ohio 45201-5354
1.804.288.0404                                  1.800.443.4249

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1997


PERFORMANCE OF THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 1997, The Jamestown Tax Exempt Virginia Fund had a total return of 4.39% after operating expenses. This compared favorably to the Lipper Intermediate Municipal Fund Index which was up 4.17%. The Lehman Municipal Bond Index advanced 5.45% during this same period. The Fund maintained an average maturity of approximately seven years, while the Lehman Municipal Bond Index had an average maturity of fourteen years. With our conservative style of management and neutral view of the bond market, we believed it was prudent to be shorter than this Index, which resulted in our relative underperformance.

We were experiencing similar interest rates just nine months ago, right before municipal yields dropped between 40 and 45 basis points. What is different this time around is that economic growth is clearly stronger, the fears of impending inflation are clearly stronger, the dollar is stronger, and the Federal Reserve has already raised interest rates. What is similar is that by most popular measures, inflation still has not appeared and pricing power is most likely limited now as it was then. It remains to be seen if the Federal Reserve is as convinced as the markets that the best of all possible worlds of strong growth, full employment, minimal inflation and balanced budgets has been achieved.

The Jamestown Tax Exempt Virginia Fund

Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund and the Lehman Municipal Bond Index

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND


                 LEHMAN MUNICIPAL BOND INDEX:                                   THE JAMESTOWN TAX EXEMPT
                                                                                    VIRGINIA FUND:

                             QTRLY                                                            QTRLY
       DATE                  RETURN            BALANCE                   DATE                 RETURN            BALANCE

       09/01/93                                10,000                    09/01/93                               10,000
       09/30/93              1.14%             10,114                    09/30/93              1.20%            10,120
       12/31/93              1.41%             10,256                    12/31/93              1.54%            10,275
       03/31/94             -5.49%              9,693                    03/31/94             -4.35%             9,828
       06/30/94              1.11%              9,801                    06/30/94              0.79%             9,906
       09/30/94              0.68%              9,868                    09/30/94              0.72%             9,978
       12/31/94             -1.44%              9,726                    12/31/94             -0.80%             9,898
       03/31/95              7.07%             10,414                    03/31/95              4.73%            10,366
       06/30/95              2.41%             10,665                    06/30/95              2.21%            10,596
       09/30/95              2.87%             10,971                    09/30/95              1.98%            10,806
       12/31/95              4.13%             11,424                    12/31/95              2.78%            11,106
       03/31/96             -1.20%             11,287                    03/31/96             -0.59%            11,041
       06/30/96              0.76%             11,372                    06/30/96              0.63%            11,110
       09/30/96              2.29%             11,633                    09/30/96              1.65%            11,293
       12/31/96              2.55%             11,929                    12/31/96              2.15%            11,536
       03/31/97             -0.24%             11,901                    03/31/97             -0.10%            11,525


LIPPER INTERMEDIATE MUNICIPAL FUND INDEX


                            QTRLY
       DATE                 RETURN            BALANCE
       09/01/93                                10,000
       09/30/93              1.14%             10,114
       12/31/93              1.18%             10,233
       03/31/94             -3.89%              9,835
       06/30/94              0.92%              9,926
       09/30/94              0.59%              9,984
       12/31/94             -3.54%              9,631
       03/31/95              4.94%             10,107
       06/30/95              1.66%             10,274
       09/30/95              2.26%             10,507
       12/31/95              2.58%             10,778
       03/31/96             -0.66%             10,707
       06/30/96              0.49%             10,759
       09/30/96              1.63%             10,934
       12/31/96              2.09%             11,163
       03/31/97             -0.09%             11,153


Past performance is not predictive of future performance.

The Jamestown Tax Exempt Virginia Fund Average Annual Total Returns

1 Year         Since Inception*
4.39%          4.04%


* Initial public offering of shares was September 1, 1993.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997


ASSETS
   Investments in securities:
      At acquisition cost                                                          $             11,173,093
                                                                                    ========================
      At value (Note 1)                                                            $             11,355,378
   Cash                                                                                                  13
   Interest receivable                                                                              169,652
   Other assets                                                                                         266
      TOTAL ASSETS                                                                               11,525,309
                                                                                   ------------------------

LIABILITIES
   Dividends payable                                                                                 20,246
   Payable for investment securities purchased                                                      300,862
   Payable for capital shares redeemed                                                                  419
   Accrued advisory fees (Note 3)                                                                     3,456
   Accrued administration fees (Note 3)                                                               2,000
   Other accrued expenses                                                                             1,200
                                                                                   ------------------------
      TOTAL LIABILITIES                                                                             328,183
                                                                                   ------------------------

NET ASSETS                                                                         $             11,197,126
                                                                                   ========================

Net assets consist of:
Paid-in capital                                                                    $             11,071,961
Accumulated net realized losses from security transactions                                          (57,120)
Net unrealized appreciation on investments                                                          182,285
                                                                                   ------------------------
   Net assets                                                                      $             11,197,126
                                                                                   ========================

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)                                                                      1,139,442
                                                                                   ========================

Net asset value, offering price and redemption price per share (Note 1)            $                   9.83
                                                                                   ========================



See accompanying notes to the financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 1997

INVESTMENT INCOME
   Interest                                                             $      546,299
                                                                          ------------

EXPENSES
   Investment advisory fees (Note 3)                                            41,488
   Administration fees (Note 3)                                                 24,000
   Professional fees                                                             7,258
   Pricing costs                                                                 5,202
   Trustees' fees and expenses                                                   5,002
   Custodian fees                                                                4,724
   Printing of shareholder reports                                               1,862
   Postage and supplies                                                          1,102
   Other expenses                                                                1,247
                                                                          ------------
      TOTAL EXPENSES                                                            91,885
   Fees waived by the Adviser (Note 3)                                         (14,090)
                                                                          ------------
      NET EXPENSES                                                              77,795
                                                                          ------------

NET INVESTMENT INCOME                                                          468,504
                                                                          ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions                                16,747
   Net change in unrealized appreciation/depreciation on investments           (32,780)
                                                                          ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                              (16,033)
                                                                          ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                     452,471
                                                                          ============


See accompanying notes to the financial statements.


THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

STATEMENT OF CHANGES IN NET ASSETS

Years Ended March 31, 1997 and 1996


                                                                                  Year              Year
                                                                                 Ended             Ended
                                                                              March 31,         March 31,
                                                                                  1997              1996
                                                                        ---------------   ----------------
FROM OPERATIONS:
   Net investment income                                                $       468,504   $       378,620
   Net realized gains from security transactions                                 16,747            44,594
   Net change in unrealized appreciation/depreciation
      on investments                                                            (32,780)           87,707
                                                                        ---------------   ---------------
Net increase in net assets from operations                                      452,471           510,921
                                                                        ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                                  (468,504)         (378,620)
                                                                        ---------------   ---------------

FROM CAPITAL SHARE TRANSACTIONS (a):
   Proceeds from shares sold                                                  3,430,016         1,576,152
   Net asset value of shares issued in reinvestment
      of distributions to shareholders                                          251,004           242,402
   Payments for shares redeemed                                              (1,247,016)         (883,247)
                                                                        ---------------   ---------------
Net increase in net assets from capital share transactions                    2,434,004           935,307
                                                                        ---------------   ---------------

TOTAL INCREASE IN NET ASSETS                                                  2,417,971         1,067,608

NET ASSETS:
   Beginning of year                                                          8,779,155         7,711,547
                                                                        ---------------   ---------------
   End of year                                                          $    11,197,126   $     8,779,155
                                                                        ===============   ===============


(a)Number of shares:

   Sold                                                                         349,394           159,428
   Reinvested                                                                    25,420            24,511
   Redeemed                                                                    (126,290)          (89,606)
                                                                        ---------------   ---------------
   Net increase in shares outstanding                                           248,524            94,333
   Shares outstanding, beginning of year                                        890,918           796,585
                                                                        ---------------   ---------------
   Shares outstanding, end of year                                            1,139,442           890,918
                                                                        ===============   ===============


See accompanying notes to the financial statements.


THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                                                                        Period
                                                                  Years ended March 31,                 Ended
                                                                                                       March 31,
                                                              1997           1996           1995       1994 (a)
                                                           ---------       -------         ------     ----------
Net asset value at beginning of period                       $9.85           $9.68          $9.61       $10.00
                                                           ---------       -------         ------     ----------

Income from investment operations:
   Net investment income                                      0.45            0.45           0.44        0.23
   Net realized and unrealized gains
     (losses) on investments                                 (0.02)           0.17           0.07        (0.39)
                                                           --------         ------        -------     ----------
Total from investment operations                              0.43            0.62           0.51        (0.16)
                                                           --------         ------        -------     ----------

Less distributions:
   Dividends from net investment income                      (0.45)          (0.45)         (0.44)       (0.23)
                                                           --------         ------        -------     ----------

Net asset value at end of period                             $9.83           $9.85          $9.68        $9.61
                                                           ========        =======        =======     ==========

Total return                                                 4.39%           6.51%          5.47%        (2.96)%(c)
                                                           ========        =======        =======     ==========

Net assets at end of period (000's)                        $11,197         $8,779          $7,712        $2,056
                                                           ========        ======         =======     ==========

Ratio of expenses to average net assets (b)                  0.75%          0.75%           0.75%          0.75%(c)

Ratio of net investment income to average net assets         4.51%          4.57%           4.64%          4.07%(c)

Portfolio turnover rate                                        24%            14%             97%            33%


(a)Represents the period from the commencement of operations
   (September 1, 1993) through March 31, 1994.

(b)Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assests would have been 0.88%, 1.04%, 1.62% and 4.83%(c) for the periods ended March 31, 1997,
   1996, 1995 and 1994, respectively (Note 3).

(c)Annualized.

See accompanying notes to the financial statements.


THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                                    PORTFOLIO OF INVESTMENTS

                                                        March 31, 1997



        Par
       Amount                                                                                      Value
      -------                                                                                     -------
                    FIXED RATE REVENUE AND GENERAL
                       OBLIGATION (GO) BONDS - 93.6%
                    Virginia - 92.2%
                    Arlington Co., Virginia, GO,
$         300,000      5.60%, due 08/01/2006                                                       $       312,591
                                                                                                    --------------

                    Brunswick Co., Virginia, Industrial Dev. Authority, Revenue,
          300,000      5.45%, due 07/01/2006                                                              306,309
                                                                                                    --------------

                    Cheasapeake, Virginia, GO,
          200,000      5.60%, due 05/01/2000                                                              205,912
                                                                                                    --------------

                    Chesterfield Co., Virginia, GO,
          350,000      6.25%, due 07/15/2005                                                              372,893
                                                                                                    --------------

                    Fairfax Co., Virginia, GO,
          350,000      5.60%, due 05/01/2003                                                              359,551
                                                                                                    --------------

                    Fairfax Co., Virginia, Park Authority, Revenue,
          300,000      6.25%, due 07/15/2005                                                              312,759
                                                                                                    --------------

                    Fairfax Co., Virginia, Sewer, Revenue,
          350,000      5.625%, due 07/15/2008                                                             359,838
                                                                                                    --------------

                    Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
          225,000      6.25%, due 10/01/2011                                                              232,754
                                                                                                    --------------

                    Harrisonburg, Virginia, GO,
          250,000      5.50%, due 07/15/2000                                                              256,700
                                                                                                    --------------

                    Loudoun Co., Virginia, GO,
          300,000      5.50%, due 06/01/2009                                                              302,967
                                                                                                    --------------

                    Martinsville, Virginia, Industrial Dev. Authority, Hospital Facility, Revenue,
          150,000      6.50%, due 01/01/1999                                                              154,803
                                                                                                    --------------

                    Newport News, Virginia, GO,
          400,000      5.40%, due 07/01/2002                                                              407,640
                                                                                                    --------------

                    Norfolk, Virginia, GO,
          300,000      5.75%, due 06/01/2011                                                              306,618
                                                                                                    --------------

                    Norfolk, Virginia, Industrial Dev. Authority, Hospital, Revenue,
          350,000      6.80%, due 06/01/2005                                                              386,109
                                                                                                    --------------

                    Peumansend Creek, Virginia, Regional Jail Authority, Revenue,
          300,000      5.75%, due 06/01/2017                                                              297,498
                                                                                                    --------------

        Par
       Amount                                                                                          Value
     --------                                                                                       -----------
                    Virginia - Continued
                    Pittsylvania Co., Virginia, GO,
$         300,000      5.65%, due 07/01/2006                                                      $       309,564
                                                                                                    --------------

                    Portsmouth, Virginia, GO,
          200,000      5.90%, due 11/01/2001                                                              209,700
                                                                                                    --------------

                    Prince William Co., Virginia, Park Authority, Revenue,
          250,000      6.10%, due 10/15/2004                                                              263,275
                                                                                                    --------------

                    Prince William Co., Virginia, Service Auth. Water & Sewer, Revenue,
          150,000      6.40%, due 07/01/2004                                                              160,392
                                                                                                    --------------

                    Richmond, Virginia, GO,
          400,000      6.25%, due 01/15/2018                                                              411,272
                                                                                                    --------------

                    Richmond, Virginia, Metropolitan Authority, Revenue,
          250,000      6.00%, due 07/15/2004                                                              265,405
                                                                                                    --------------

                    Richmond, Virginia, Public Utility, Revenue,
          150,000      7.10%, due 01/15/2000                                                              155,837
                                                                                                    --------------

                    Riverside, Virginia, Regional Jail Authority, Revenue,
          300,000      5.30%, due 07/01/2002                                                              306,585
                                                                                                    --------------

                    Roanoke, Virginia, GO,
          300,000      6.40%, due 08/01/2012                                                              316,254
                                                                                                    --------------

                    Suffolk, Virginia, GO,
          350,000      5.80%, due 06/01/2011                                                              357,179
                                                                                                    --------------

                    Virginia Beach, Virginia, GO,
          325,000      6.20%, due 09/01/2013                                                              339,827
                                                                                                    --------------

                    Virginia State, GO,
          300,000      5.90%, due 06/01/2005                                                              312,831
                                                                                                    --------------

                    Virginia State Housing Dev. Authority, Revenue,
          150,000      5.60%, due 01/01/2002                                                              153,078
          150,000      6.60%, due 11/01/2012                                                              157,230
          150,000      6.30%, due 11/01/2015                                                              154,272
                                                                                                    --------------
                                                                                                          464,580
                                                                                                    --------------

                    Virginia State Public Building Authority, Revenue,
          250,000      5.30%, due 08/01/1998                                                              254,035
                                                                                                    --------------


        Par
       Amount                                                                                             Value
    ----------                                                                                          ---------
                    Virginia - Continued
                    Virginia State Public School Authority, Revenue,
$         150,000      6.50%, due 08/01/2005                                                      $       161,382
          250,000      5.90%, due 08/01/2006                                                              261,155
                                                                                                    --------------
                                                                                                          422,537
                                                                                                    --------------

                    Virginia State Transportation Board, Revenue,
          350,000      6.25%, due 05/15/2012                                                              366,383
                                                                                                    --------------

                    Virginia Commonwealth University, Revenue,
          250,000      5.75%, due 05/01/2006                                                              260,393
                                                                                                    --------------

                    Winchester, Virginia, Industrial Dev. Authority, Revenue
          280,000      7.25%, due 01/01/2000, prerefunded at 102                                          303,951
                                                                                                    --------------

                    York Co., Virginia, Certificates of Participation, Revenue,
          250,000      6.625%, due 03/01/2012                                                             263,955
                                                                                                    --------------

                    Total Virginia                                                                     10,318,897
                                                                                                    --------------

                    Puerto Rico - 1.4%
                    Puerto Rico Commonwealth, Highway and Transp. Authority, Revenue,
          150,000      6.375%, due 07/01/2007                                                             158,859
                                                                                                    --------------

                    Total Puerto Rico                                                                     158,859
                                                                                                    --------------

                    Total Fixed Rate Revenue and General Obligation Bonds
                       (Cost $10,295,471)                                                        $     10,477,756
                                                                                                    --------------

       Shares
                    MONEY MARKETS - 7.8%
          877,622      Star Tax Free Fund (Cost $877,622)                                        $        877,622
                                                                                                    --------------

                    Total Investments at Value (Cost $11,173,093) - 101.4%                       $     11,355,378

                    Liabilities in Excess of Other Assets - (1.4)%                                       (158,252)
                                                                                                    --------------

                    Net Assets - 100.0%                                                          $     11,197,126
                                                                                                    ==============



  See accompanying notes to the financial statements.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Tax Exempt Virginia Fund (the Fund) is a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on September 1, 1993.

The Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations may be affected by certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations, voter initiatives and other political and economic developments. If any such developments arise, they could adversely affect the ability of various Virginia issuers to meet their financial obligations and could impact the Fund's portfolio.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. The Fund's securities will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations. Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of the Fund as of March 31, 1997:

       Gross unrealized appreciation....................  $ 201,865
       Gross unrealized depreciation.....................   (19,580)
                                                          ---------
       Net unrealized appreciation .....................  $ 182,285
                                                          =========

The tax basis of investments of the Fund is equal to the acquisition cost as shown on the Statement of Assets and Liabilities. As of March 31, 1997, the Fund had capital loss carryforwards for federal income tax purposes of $57,120 which expire on March 31, 2004. These capital loss carryforwards may be utilized in current and future years to offset net realized capital gains prior to distributing such gains to shareholders.


2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $4,524,334 and $2,355,813, respectively.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Lowe, Brockenbrough & Tattersall, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .40% of its average daily net assets up to $250 million; .35% of the next $250 million of such net assets; and .30% of such net assets in excess of $500 million. The Adviser currently intends to limit the total operating expenses of the Fund to
 .75% of average daily net assets. Accordingly, the Adviser voluntarily waived $14,090 of its investment advisory fee for the year ended March 31, 1997. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc., (CFS), formerly MGF Service Corp., provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .15% of its average daily net assets up to $200 million and .10% of such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Tax Exempt Virginia Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Tax Exempt Virginia Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.





                                                    Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 1997

                             THE JAMESTOWN BOND FUND
                               No Load Mutual Fund

                                  ANNUAL REPORT
                                 March 31, 1997

Investment Adviser                              Administrator
LB&T STRATEGIC ADVISORS. INC.                   COUNTRYWIDE FUND SERVICES, INC.
6620 West Broad Street                          312 Walnut Street
Suite 300                                       P.O. Box 5354
Richmond, Virginia 23230                        Cincinnati, Ohio 45201-5354
1.804.288.0404                                  1.800.443.4249

                             THE JAMESTOWN BOND FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1997


PERFORMANCE OF THE JAMESTOWN BOND FUND

FIRST QUARTER 1997
Chairman Greenspan was clearly in the spotlight this quarter - and with good reason! The economy started the year on a roll and gained momentum throughout the quarter, defying all expectations for a slowdown. With each monthly release of statistics came fresh revisions of economists' forecasts for GDP growth and renewed concerns about expectations for inflation. This did not go unnoticed by Mr. Greenspan, who, in uncharacteristically clear text, took every opportunity to warn the financial markets that a change in Federal Reserve policy was imminent. Despite the warning, markets, both here and abroad, reacted negatively to the 25 basis point increase that was announced as a result of the March 25th FOMC meeting and investors sent both bond and stock prices tumbling just as the quarter was ending. This was not an unusual event for bonds since yields had generally been rising each month since the year began, causing the total return of the Lehman Aggregate Index to be -0.56% and the return of the Govt/Corp Index to be -0.86% for the quarter. Falling prices were quite unusual for stocks, however, and the S&P 500 fell over 4% in March to end the quarter up only 2.7%.

Our interest rate disciplines kept us close to neutral during the quarter as yields remained range bound. We started the year in the mid-point of the 6.35% to 7.20% range and finished March toward the upper end of it, with little opportunity for significant outperformance. Sectors also provided little opportunity for outperformance as yield spreads versus Treasuries remained narrow all quarter. Your portfolio did benefit from owning closed end funds, however, as discounts narrowed and NAVs outperformed. Security selection, especially in mortgages and asset-backed securities, was also a contributing factor to outperformance.

FISCAL YEAR ENDED MARCH 31, 1997
The optimism that characterized the bond market at the beginning of the year quickly faded as reports of strong economic growth and a declining unemployment rate fueled concerns over rising inflation. As a result, bond prices fell and yields rose dramatically. While most of this move occurred between mid-February and mid-April, long Treasury yields, which began the year under 6%, peaked at over 7% in early July. Inflation concerns proved unwarranted, however, as growth moderated and wage gains remained subdued. A shrinking budget deficit and inflows from foreign investors seeking higher yields than what was available in their countries, also supported the U.S. bond market as yields fell about 60 basis points from their July peak by year-end. The domestic investment grade market thus posted rather anemic returns for the year as the Lehman Brothers Aggregate Index rose 3.6% and the Government/Corprate Index rose 2.9%. Investors willing to assume high levels of risk were rewarded as junk bonds returned over 13% and emerging markets debt surged almost 40%.

During most of 1996, our interest rate disciplines kept portfolio durations near neutral. Except for a brief time early in the year, there was little opportunity for us or for any manager to impact performance significantly from duration strategies. Corporates began the year with historically tight spreads and ended the year with historically tight spreads. We maintained a cautious approach all year, focusing on short maturities and a few special situations. We are pleased that, despite underweighting the sector, we are able to capture essentially all of the excess return in corporates with about one-half of the duration risk.

LOOKING AHEAD
We have been here before. In fact, we were experiencing similar rates just nine months ago, right before the market dropped between 50 and 75 basis points. What is different this time around is that economic growth is clearly stronger, the fears of impending inflation are clearly stronger, the dollar is stronger and the Federal Reserve has already raised interest rates. What is similar is that by most popular measures, inflation still has not appeared and pricing power is most likely as limited now as it was then. We believe that the most recent rate hike will be one of a few instead of one of many, and that there is an opportunity developing in which having a duration longer than the Index will result in outperformance. Our conviction in this belief is limited, however, until we see evidence that the economy is cooling off or inflation is dormant.

As for sectors, we are somewhat frustrated by what we perceive as a lack of opportunity in them right now, although we realize that this is only a temporary condition. With the backup in interest rates and weakness in the stock market, there has been some spread widening, or underperformance from corporates, especially long maturing, weak credits; but not nearly enough to peak our interest in them so late in this economic cycle. Mortgages appear to be only fair value, but we have concentrated our holdings in discount coupons with the added benefit of increased convexity. Within the asset-backed market, we have identified manufactured housing as an attractive area. Credit quality is high with these securities, and liquidity is increasing. They are also structured to provide prepayment and average life stability, and we anticipate outperformance from our overweighting in them. Closed end bond funds should continue to do well, although we are lowering our expectations as their discounts narrow.

Although the bond market has not performed particularly well so far this year, we do get excited about yields in excess of 7.00%. In our continual quest for situations in which we believe reward outweighs risk, we see more value building from maturity strategies than we do from sectors. We will look to our disciplines to indicate when to buy the market.


The Jamestown Bond Fund

Comparison of the Change in Value of a $10,000 Investment in The Jamestown Bond Fund, the Lehman Government/Corporate Index, the Lehman Aggregate Index and the Consumer Price Index

THE JAMESTOWN BOND FUND

LEHMAN BROTHERS GOVERNMENT                            THE JAMESTOWN BOND FUND:
 CORPORATE INDEX:

                         QTRLY                                                  QTRLY
     DATE               RETURN            BALANCE               DATE           RETURN            BALANCE
     12/31/90                             10,000           12/31/90                               10,000
     03/31/91            2.52%            10,252           03/31/91             1.63%             10,163
     06/30/91            1.78%            10,434           06/30/91             1.39%             10,305
     09/30/91            4.77%            10,932           09/30/91             5.02%             10,822
     12/31/91            5.33%            11,515           12/31/91             5.18%             11,382
     03/31/92           -1.50%            11,342           03/31/92            -1.49%             11,213
     06/30/92            4.06%            11,803           06/30/92             3.35%             11,588
     09/30/92            4.88%            12,379           09/30/92             3.83%             12,033
     12/31/92            0.07%            12,387           12/31/92             0.27%             12,065
     03/31/93            4.66%            12,965           03/31/93             3.81%             12,524
     06/30/93            3.01%            13,355           06/30/93             2.26%             12,807
     09/30/93            3.32%            13,798           09/30/93             2.22%             13,091
     12/31/93           -0.29%            13,758           12/31/93             0.25%             13,124
     03/31/94           -3.15%            13,325           03/31/94            -2.55%             12,789
     06/30/94           -1.24%            13,160           06/30/94            -1.04%             12,656
     09/30/94            0.50%            13,225           09/30/94             0.51%             12,719
     12/31/94            0.37%            13,274           12/31/94             0.26%             12,752
     03/31/95            4.98%            13,935           03/31/95             4.87%             13,372
     06/30/95            6.49%            14,840           06/30/95             5.87%             14,157
     09/30/95            1.91%            15,123           09/30/95             2.45%             14,505
     12/31/95            4.66%            15,828           12/31/95             4.49%             15,156
     03/31/96           -2.34%            15,458           03/31/96            -1.86%             14,874
     06/30/96            0.47%            15,530           06/30/96             0.82%             14,996
     09/30/96            1.76%            15,804           09/30/96             1.84%             15,272
     12/31/96            3.06%            16,287           12/31/96             3.29%             15,775
     03/31/97           -0.86%            16,147           03/31/97            -0.50%             15,696

LEHMAN BROTHERS AGGREGATE INDEX:                      CONSUMER PRICE INDEX:

                         QTRLY                                                  QTRLY
     DATE               RETURN            BALANCE               DATE           RETURN            BALANCE
     12/31/90                             10,000           12/31/90                               10,000
     03/31/91            2.81%            10,281           03/31/91             0.90%             10,090
     06/30/91            1.62%            10,448           06/30/91             0.40%             10,130
     09/30/91            5.68%            11,041           09/30/91             0.60%             10,191
     12/31/91            5.07%            11,601           12/31/91             0.90%             10,283
     03/31/92           -1.27%            11,453           03/31/92             0.70%             10,355
     06/30/92            4.04%            11,916           06/30/92             0.80%             10,438
     09/30/92            4.30%            12,429           09/30/92             0.70%             10,511
     12/31/92            0.26%            12,461           12/31/92             0.80%             10,595
     03/31/93            4.14%            12,977           03/31/93             0.90%             10,690
     06/30/93            2.66%            13,322           06/30/93             0.60%             10,754
     09/30/93            2.61%            13,670           09/30/93             0.40%             10,797
     12/31/93            0.05%            13,676           12/31/93             0.70%             10,873
     03/31/94           -2.87%            13,284           03/31/94             0.50%             10,927
     06/30/94           -1.03%            13,147           06/30/94             0.60%             10,993
     09/30/94            0.61%            13,227           09/30/94             0.90%             11,092
     12/31/94            0.38%            13,278           12/31/94             0.60%             11,158
     03/31/95            5.04%            13,947           03/31/95             0.80%             11,248
     06/30/95            6.09%            14,796           06/30/95             0.90%             11,349
     09/30/95            1.96%            15,086           09/30/95             0.40%             11,395
     12/31/95            4.26%            15,729           12/31/95             0.50%             11,452
     03/31/96           -1.77%            15,450           03/31/96             0.80%             11,544
     06/30/96            0.57%            15,538           06/30/96             1.10%             11,671
     09/30/96            1.85%            15,826           09/30/96             0.44%             11,723
     12/31/96            3.00%            16,301           12/31/96             0.82%             11,819
     03/31/97           -0.56%            16,209           03/31/97             0.69%             11,901



Past performance is not predictive of future performance.

The Jamestown Bond Fund Average Annual Total Returns

1 Year         5 Years        Since Inception*
5.52%          6.96%          7.43%

* Initial offering of shares was December 13, 1990.



THE JAMESTOWN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997



ASSETS
   Investments in securities:
              At acquisition cost                                 $    73,579,798
                                                                  ===============
              At value (Note 1)                                   $    73,069,249
   Investments in repurchase agreements (Note 1)                        4,033,000
   Cash                                                                        77
   Receivable for securities sold                                       1,587,168
   Interest receivable                                                    743,228
   Dividends receivable                                                     2,683
   Other assets                                                             2,411
                                                                  ---------------
              TOTAL ASSETS                                             79,437,816
                                                                  ---------------

LIABILITIES
   Payable for securities purchased                                     2,868,614
   Dividends payable                                                       32,135
   Accrued advisory fees (Note 3)                                          24,528
   Accrued administration fees (Note 3)                                     4,800
   Other accrued expenses                                                   8,245
                                                                  ---------------
              TOTAL LIABILITIES                                         2,938,322
                                                                  ---------------

NET ASSETS                                                        $    76,499,494
                                                                  ===============

Net assets consist of:
Paid in capital                                                   $    78,515,550
Accumulated net realized losses from security transactions             (1,528,983)
Undistributed net investment income                                        23,476
Net unrealized depreciation on investments                               (510,549)
                                                                  ---------------
   Net assets                                                     $    76,499,494
                                                                  ===============

Shares of beneficial interest outstanding
   (unlimited number of shares
   authorized, no par value)                                            7,454,249
                                                                  ===============

Net asset value, offering price and redemption
   price per share (Note 1)                                       $         10.26
                                                                  ===============


See accompanying notes to the financial statements.

THE JAMESTOWN BOND FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 1997



INVESTMENT INCOME
         Interest
                                                                  $     4,858,959
         Dividends                                                        533,969
                                                                  ---------------
                  TOTAL INVESTMENT INCOME                               5,392,928
                                                                  ---------------

EXPENSES
         Investment advisory fees (Note 3)                                289,094
         Administration fees (Note 3)                                      57,859
         Custodian fees                                                    19,740
         Professional fees                                                 14,287
         Pricing costs                                                      7,667
         Insurance expense                                                  5,485
         Trustees' fees and expenses                                        5,002
         Registration fees                                                  2,704
         Other expenses                                                     8,065
                                                                  ---------------
                  TOTAL EXPENSES                                          409,903
         Expenses reimbursed through a directed brokerage
                  arrangement (Note 4)                                    (22,926)
                                                                  ---------------
                  NET EXPENSES                                            386,977
                                                                  ---------------

NET INVESTMENT INCOME                                                   5,005,951
                                                                  ---------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
          Net realized losses from security transactions                 (391,414)

          Net change in unrealized appreciation/depreciation of
         investments                                                     (405,910)
                                                                  ---------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                        (797,324)
                                                                  ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $     4,208,627
                                                                  ===============

See accompanying notes to the financial statements.


THE JAMESTOWN BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

Years Ended March 31, 1997 and 1997

                                                                                          Year                         Year
                                                                                         Ended                        Ended
                                                                                      March 31,                    March 31,
                                                                                          1997                         1996
                                                                          --------------------          -------------------
FROM OPERATIONS:
             Net investment income                                         $        5,005,951            $        5,309,480
             Net realized gains (losses) from security transactions                  (391,414)                    3,596,533
             Net change in unrealized appreciation/depreciation
                           on investments                                            (405,910)                     (949,624)
                                                                           ------------------            ------------------
Net increase in net assets from operations                                          4,208,627                     7,956,389
                                                                           ------------------            ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
             From net investment income                                            (5,104,234)                   (5,212,243)
                                                                           ------------------            ------------------

FROM CAPITAL SHARE TRANSACTIONS (a):
             Proceeds from shares sold                                              9,262,915                    16,330,832
             Net asset value of shares issued in reinvestment
                           of distributions to shareholders                         4,238,186                     4,066,804
             Payments for shares redeemed                                         (10,880,119)                  (20,396,366)
Net increase in net assets from capital share transactions                          2,620,982                         1,270

TOTAL INCREASE IN NET ASSETS                                                        1,725,375                     2,745,416

NET ASSETS:
             Beginning of year                                                     74,774,119                    72,028,703
                                                                           ------------------            ------------------
             End of year - (including undistributed net investment
                           income of $23,476 and $121,759, respectively)   $       76,499,494            $       74,774,119
                                                                           ------------------            ------------------

 (a)         Number of shares:

             Sold                                                                     892,247                     1,534,918
             Reinvested                                                               409,635                       386,962
             Redeemed                                                              (1,043,163)                   (1,951,756)
                                                                           ------------------            ------------------
             Net increase (decrease) in shares outstanding                            258,719                       (29,876)
             Shares outstanding, beginning of year                                  7,195,530                     7,225,406
                                                                           ------------------            ------------------
             Shares outstanding, end of year                                        7,454,249                     7,195,530
                                                                           ==================            ==================


See accompanying notes to the financial statements.

THE JAMESTOWN BOND FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                                                           Years Ended March 31,
                                                                          --------------------------------------------------------
                                                                              1997        1996        1995        1994        1993
                                                                          --------     -------    --------    --------    --------
Net asset value at beginning of year                                        $10.39       $9.97      $10.15      $10.82      $10.42
                                                                          --------     -------    --------    --------    --------

Income from investment operations:
       Net investment income                                                  0.68        0.70        0.62        0.55        0.64
       Net realized and unrealized gains (losses) on investments             (0.12)       0.41       (0.18)      (0.30)       0.55
                                                                          --------     -------    --------    --------    --------
Total from investment operations                                              0.56        1.11        0.44        0.25        1.19
                                                                          --------     -------    --------    --------    --------

Less distributions:
       Dividends from net investment income                                  (0.69)      (0.69)      (0.62)      (0.55)      (0.64)
       Distributions from net realized gains                                    --          --          --       (0.19)      (0.15)
       Distributions in excess of net realized gains                            --          --          --       (0.18)         --
                                                                          --------     -------    --------    --------    --------
Total distributions                                                          (0.69)      (0.69)      (0.62)      (0.92)      (0.79)

Net asset value at end of year                                              $10.26      $10.39       $9.97      $10.15      $10.82
                                                                          ========     =======    ========    ========    ========

Total return                                                                  5.52%      11.23%       4.56%       2.12%      11.69%
                                                                          ========     =======    ========    ========    ========

Net assets at end of year (000's)                                          $76,499     $74,774     $72,029     $64,029     $55,718
                                                                          ========     =======    ========    ========    ========

Ratio of expenses to average net assets (a)                                   0.53%       0.56%       0.53%       0.60%       0.59%

Ratio of net investment income to average net assets                          6.48%       6.54%       6.28%       5.03%       6.09%

Portfolio turnover rate                                                        207%        268%        381%        381%        454%


   (a) For the years ended March 31, 1997 and 1996, the ratio of expenses to average net assets was determined based on gross expenses prior to expense reimbursements through a directed brokerage arrangement. For periods prior to March 31, 1996, the ratio was determined based on net expenses after expense reimbursements through the directed brokerage arrangement. Absent such expense reimbursements, the ratio of expenses to average net assets would have been 0.57% for the year ended March 31, 1995 (Note 4).


See accompanying notes to the financial statements.


    THE JAMESTOWN BOND FUND

    PORTFOLIO OF INVESTMENTS

    March 31, 1997

      Par Value                                                                                 Value
                     U.S. TREASURY AND AGENCY OBLIGATIONS - 26.0%
                      U.S. Treasury Bonds - 11.7%
  $    7,875,000           8.50%, due 02/15/2020                                       $           8,975,059
                                                                                       ---------------------

                      U.S. Treasury Notes - 14.3%
       6,195,000           7.75%, due 11/30/1999                                                   6,368,274
         165,000           6.50%, due 05/31/2001                                                     163,505
       4,175,000           5.75%, due 08/15/2003                                                   3,940,824
         475,000           3.375%, due 01/15/2007                                                    466,982
                                                                                       ---------------------
                                                                                                  10,939,585
                                                                                       ---------------------

                      Total U.S. Treasury and Agency Obligations
                           (Cost $19,766,671)                                          $          19,914,644
                                                                                       ---------------------

                      MORTGAGE-BACKED SECURITIES - 36.4%
                      Federal Home Loan Mortgage Corporation - 7.9%
  $      825,000           Pool #1655-HB, 6.50%, due 10/15/2008                        $             789,162
       1,187,179           Pool #T-3-B1, 6.375, due 12/25/2010                                     1,143,403
         950,000           Pool #1610-PE, 6.00%, due 04/15/2017                                      931,000
         700,000           Pool #1699-TB, 6.00%, due 07/15/2022                                      614,026
          80,744           Pool #D69139, 6.50%, due 03/01/2026                                        75,344
       2,702,701           Pool #D70628, 6.50%, due 04/01/2026                                     2,521,945
                                                                                       ---------------------
                                                                                                   6,074,880
                                                                                       ---------------------

                      Federal National Mortgage Association - 12.1%
       2,125,000           Series #93-55-E, 6.20%, due 04/25/2005                                  2,097,099
         495,177           Series #92-61-ZB, 7.50%, due 05/25/2007                                   481,248
         804,252           Pool #267412, 5.50%, due 01/01/2009                                       743,990
       1,128,905           Pool #368365, 5.50%, due 05/01/2009                                     1,043,876
         600,000           Series #93-29-PE, 6.00%, due 11/25/2019                                   589,500
         750,000           Series #90-63-H, 9.50%, due 06/25/2020                                    800,857
         689,115           Series #G92-44-Z, 8.00%, due 07/25/2022                                   678,779
         885,000           Series #G93-13-H, 6.00%, due 09/25/2022                                   777,411
         650,000           Series #94-18-B, 6.75%, due 10/25/2022                                    599,417
         761,178           Pool #67694, 6.085%, adjustable rate, due 10/01/2028                      750,240
         695,672           Pool #339016, 6.086%, adjustable rate, due 11/01/2035                     685,676
                                                                                        --------------------
                                                                                                   9,248,093
                                                                                        --------------------

                      Government National Mortgage Association - 10.4%
       1,249,068           Pool #780215, 8.50%, due 10/15/2017                                     1,303,865
         476,755           Pool #327273, 7.50%, due 08/15/2022                                       470,486
         410,996           Pool #325612, 7.50%, due 10/15/2022                                       405,592
         444,154           Pool #333658, 7.50%, due 01/15/2023                                       437,892
         963,569           Pool #342526, 7.50%, due 02/15/2023                                       949,982
       1,128,021           Pool #349314, 7.50%, due 02/15/2023                                     1,112,116
         853,797           Pool #352143, 7.50%, due 07/15/2023                                       841,758
         872,823           Pool #372822, 7.50%, due 11/15/2023                                       860,516
       1,088,626           Pool #359451, 7.50%, due 12/15/2023                                     1,073,276
         469,553           Pool #354831, 7.50%, due 06/15/2024                                       462,492
                                                                                         -------------------
                                                                                                   7,917,975
                                                                                         -------------------


      Par Value                                                                                 Value

                      Other Mortgage-Backed Securities - 6.0%
                           Chase Commercial Mortgage Securities Corporation #96-1-A1,
  $      845,359                  7.60%, due 12/18/2005                                $             857,511
                           FDIC REMIC Trust #96-C1-1A,
         477,457                  6.75%, due 05/25/2026                                              469,998
                           Lehman Brothers Mortgage Trust #91-2-A1,
         753,547                  8.00%, due 03/20/1999                                              763,909
                           Morgan Stanley Capital #97-C1-A1B,
         890,000                  7.46%, due 02/15/2020                                              895,841
                           Multi-Family Capital Access One, Inc. #1-A,
         880,348                  6.65%, due 01/15/2024                                              822,025
                           Resolution Funding Mortgage Security I #94-S12-A2,
         800,000                  6.50%, due 04/25/2009                                              785,744
                                                                                        --------------------
                                                                                                   4,595,028
                                                                                        --------------------

                      Total Mortgage-Backed Securities (Cost $28,328,624)              $          27,835,976
                                                                                       ---------------------

                      ASSET-BACKED SECURITIES - 8.0%
                      BankAmerica Manufactured Housing Contract  #96-1-A6,
  $      650,000           8.00%, due 10/10/2026                                       $             651,300
                      CIT RV Trust #95-B-A1,
         346,391           6.50%, due 04/15/2011                                                     344,971
                      CIT RV Trust #96-A-A1,
         858,697           5.40%, due 12/15/2011                                                     842,726
                      Contimortgage Home Equity Loan Trust #95-4-A3,
       1,061,942           6.20%, due 10/15/2010                                                   1,060,774
                      Fleetwood Credit Corporation Grantor Trust #94-A-A,
         620,491           4.70%, due 07/15/2009                                                     597,607
                      Fleetwood Credit Corporation Grantor Trust #96-A-A,
         626,185           6.75%, due 10/15/2011                                                     623,931
                      Green Tree Financial Corporation, #96-8-A7,
       1,275,000           8.05%, due 10/15/2027                                                   1,295,719
                      Green Tree Financial Corporation, #97-2-A7,
         700,000           7.62%, due 04/15/2028                                                     687,820
                                                                                       ---------------------

                      Total Asset-Backed Securities (Cost $6,188,209)                  $           6,104,848
                                                                                       ---------------------

                      CORPORATE BONDS - 16.6%
                      Allmerica Financial Corporation,
  $      375,000           7.625%, due 10/15/2025                                      $             355,087
                      Associates Corporation,
         700,000           5.75%, due 10/15/2003                                                     644,539
                      Baltimore Gas & Electric Corporation,
       1,000,000           8.90%, due 07/01/1998                                                   1,027,580
                      Beneficial Corporation Medium Term Notes,
         900,000           8.27%, due 11/30/1998                                                     923,139
                      Ford Motor Credit Medium Term Note,
         950,000           7.45%, due 04/13/2000                                                     963,281


      Par Value                                                                                 Value

                      CORPORATE BONDS - Continued
                      General Motors Acceptance Corporation Medium Term Notes,
  $    1,725,000           6.65%, due 05/24/2000                                       $           1,709,510
                      International Lease Finance Medium Term Notes,
       1,315,000           6.42%, due 09/11/2000                                                   1,291,396
                      Lehman Brothers Holdings,
       1,850,000           6.40%, due 12/27/1999                                                   1,821,417
                      May Department Stores Company,
         950,000           7.45%, due 09/15/2011                                                     930,145
                      Mellon Financial Company,
         915,000           7.625%, due 11/15/1999                                                    930,454
                      Morgan Stanley Group,
         690,000           6.875%, due 03/01/2007                                                    658,281
                      Nationwide Financial Services,
         725,000           8.00%, due 03/01/2027                                                     703,127
                      Sears Roebuck & Company,
         750,000           6.86%, due 07/03/2001                                                     743,250
                                                                                       ---------------------

                      Total Corporate Bonds (Cost $12,812,630)                         $          12,701,206
                                                                                       ---------------------
       Shares
                      CLOSED-END MUTUAL FUNDS - 8.5%
          13,400      Blackrock 1999 Term Trust, Inc.                                  $             118,925
         162,200      Blackrock 2001 Term Trust, Inc.                                              1,297,600
           1,500      Blackrock Broad Investment Grade 2009 Term Trust, Inc.                          16,875
          53,900      Blackrock Investment Quality Term Trust, Inc.                                  417,725
         100,300      Blackrock Strategic Term Trust, Inc.                                           789,862
          12,000      Dean Witter Government Inc. Trust                                               97,500
           7,400      Excelsior Income Shares, Inc.                                                  115,625
          16,800      Hyperion 1997 Term Trust, Inc.                                                 119,700
         137,200      Hyperion 1999 Term Trust, Inc.                                                 874,650
         164,200      Hyperion 2002 Term Trust, Inc.                                               1,190,450
          51,300      Hyperion 2005 Investment Grade Opportunity Term Trust, Inc.                    378,338
          36,400      Income Opportunities Fund, Inc. - 1999                                         327,600
           9,900      Kemper Intermediate Government Trust                                            71,775
           3,600      Liberty Term Trust, Inc. - 1999                                                 28,350
          28,900      MFS Government Markets Income Trust                                            187,850
          16,000      MFS Intermediate Income Trust                                                  110,000
          51,000      Putnam Intermediate Government Trust                                           369,750
                                                                                       ---------------------

                      Total Closed-End Funds (Cost $6,483,664)                         $           6,512,575
                                                                                       ---------------------

                      Total Investments at Value (Cost $73,579,798) - 95.5%            $          73,069,249
                                                                                       ---------------------

        Face
       Amount                                                                                   Value

                      REPURCHASE AGREEMENTS (a) - 5.3%
                      Star Bank, N.A., 5.25%, dated 03/31/1997, due 04/01/1997
  $    4,033,000           repurchase proceeds $4,033,588 (Cost $4,033,000)            $           4,033,000
                                                                                       ---------------------

                      Total Investments and Repurchase Agreements
                           at Value - 100.8%                                           $          77,102,249

                      Liabilities in Excess of Other Assets - (.8)%                                 (602,755)
                                                                                       ---------------------

                      Net Assets - 100.0%                                              $          76,499,494
                                                                                       ---------------------



(a) Joint repurchase agreement is fully collateralized by $20,650,000 GNMA II, Pool #8373, 6.50%, due 02/20/2 The aggregate market value of the collateral at March 31, 1997 was $20,897,370. The Fund's pro-rata inte in the collateral at March 31, 1997 was $4,378,590.


    See accompanying notes to the financial statements.



                             THE JAMESTOWN BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Bond Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on December 13, 1990.

The Fund's investment objective is to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of investment grade fixed income securities.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities of the Fund will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

                             THE JAMESTOWN BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


Securities traded on a "to-be-announced" basis -- The Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting priciples requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $73,668,177 as of March 31, 1997:

      Gross unrealized appreciation.............   $   473,437
      Gross unrealized depreciation..............   (1,072,365)
                                                   -----------
      Net unrealized depreciation...............   $  (598,928)
                                                   ===========

As of March 31, 1997, the Fund had capital loss carryforwards for federal income tax purposes of $1,440,604 which expire on March 31, 2004. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $151,729,558 and $152,600,144, respectively.

                             THE JAMESTOWN BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by LB&T Strategic Advisors, Inc. (the Advisor), formerly Lowe, Brockenbrough & Tattersall, Inc., under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly at an annual rate of .375% of its average daily net assets. Certain trustees and officers of the Trust are also officers of the Advisor.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc., (CFS), formerly MGF Service Corp., provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .075% of its average daily net assets up to $200 million and .05% of such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

4.  DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of the Fund, a portion of the Fund's custodian fees have been paid through an arrangement with a third-party broker-dealer who is compensated through security trades. Expenses reimbursed through the directed brokerage arrangement totaled $22,926 for the year ended March 31, 1997.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Bond Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Bond Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                    Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 1997

                            THE JAMESTOWN EQUITY FUND
                               No Load Mutual Fund

                                  ANNUAL REPORT
                                 March 31, 1997

Investment Adviser                              Administrator
LOWE, BROCKENBROUGH & TATTERSALL, INC.          COUNTRYWIDE FUND SERVICES, INC.
6620 West Broad Street                          312 Walnut Street
Suite 300                                       P.O. Box 5354
Richmond, Virginia 23230                        Cincinnati, Ohio 45201-5354
1.804.288.0404                                  1.800.443.4249

                            THE JAMESTOWN EQUITY FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1997


PERFORMANCE OF THE JAMESTOWN EQUITY FUND

The fiscal year ended March 31, 1997, has been a gratifying year for The Jamestown Equity Fund. For the 12 month period, the total return for the Equity Fund was 15.27% after expenses. This compared very favorably to the Lipper Growth Fund Index which was up 12.03% for the same time period. The Standard & Poor's 500 Index was up 19.82% including the reinvestment of dividends.

Our equity sector allocations were mostly in line with those of the S&P 500 with slight underweightings and overweightings. The two exceptions to this are the utility and transportation sectors, in which we were not invested during the year. During the 12 month period, the outstanding sector was technology (+35.7%), followed by finance (+30.4%). Other sectors outperforming the S&P 500 were staples, energy, and health care, in that order. Sectors underperforming the market were transportation, consumer cyclicals, basic industries, and utilities. The capital goods sector fell just 100 basis points short of matching the S&P returns.

Looking forward to the following year, we are somewhat cautious on the stock market. The increase in the Federal Funds rate instituted on March 25 has caused consternation in the stock market. The good new is that inflation appears to be well contained at this point in time, although the wage component of the CPI has been creeping up for the last two years. This slow but steady increase in wages has been offset, so far, by lower benefit costs, so that overall compensation has remained stable. If inflation can be in check, the number of increases by the Fed may be relatively few.

For a comparison of the Fund's performance from inception versus the Standard and Poor's 500 Index and the Consumer Price Index, please refer to the chart below:

The Jamestown Equity Fund

Comparison of the Change in Value of a $10,000 Investment in The Jamestown Equity Fund, the Standard & Poor's 500 Index and The Consumer Price Index

THE JAMESTOWN EQUITY FUND

                STANDARD & POOR'S 500 INDEX:                                           THE JAMESTOWN EQUITY FUND:

                          QTRLY                                                                    QTRLY
     DATE                 RETURN               BALANCE                    DATE                    RETURN               BALANCE
      12/01/92                                  10,000                    12/01/92                                      10,000
      12/31/92              1.23%               10,123                    12/31/92                  1.68%               10,168
      03/31/93              4.36%               10,564                    03/31/93                  0.54%               10,223
      06/30/93              0.48%               10,615                    06/30/93                 -1.00%               10,121
      09/30/93              2.58%               10,889                    09/30/93                  1.85%               10,308
      12/31/93              2.32%               11,142                    12/31/93                  0.67%               10,377
      03/31/94             -3.79%               10,719                    03/31/94                 -0.82%               10,291
      06/30/94              0.42%               10,764                    06/30/94                  1.64%               10,460
      09/30/94              4.88%               11,290                    09/30/94                  1.70%               10,637
      12/31/94             -0.02%               11,287                    12/31/94                 -1.35%               10,493
      03/31/95              9.74%               12,387                    03/31/95                 10.17%               11,560
      06/30/95              9.55%               13,569                    06/30/95                  8.46%               12,538
      09/30/95              7.95%               14,648                    09/30/95                  6.80%               13,390
      12/31/95              6.02%               15,530                    12/31/95                  5.22%               14,089
      03/31/96              5.37%               16,363                    03/31/96                  5.03%               14,798
      06/30/96              4.49%               17,097                    06/30/96                  4.05%               15,397
      09/30/96              3.09%               17,626                    09/30/96                  2.74%               15,819
      12/31/96              8.34%               19,095                    12/31/96                  7.83%               17,057
      03/31/97              2.68%               19,607                    03/31/97                  0.00%               17,057


CONSUMER PRICE INDEX:

                           QTRLY
      DATE                 RETURN              BALANCE
      12/01/92                                  10,000
      12/31/92              0.20%               10,020
      03/31/93              0.90%               10,110
      06/30/93              0.60%               10,171
      09/30/93              0.40%               10,212
      12/31/93              0.70%               10,283
      03/31/94              0.50%               10,334
      06/30/94              0.60%               10,396
      09/30/94              0.90%               10,490
      12/31/94              0.60%               10,553
      03/31/95              0.80%               10,638
      06/30/95              0.90%               10,734
      09/30/95              0.40%               10,777
      12/31/95              0.50%               10,831
      03/31/96              0.80%               10,917
      06/30/96              1.10%               11,038
      09/30/96              0.44%               11,086
      12/31/96              0.82%               11,178
      03/31/97              0.69%               11,255


Past performance is not predictive of future performance.

The Jamestown Equity Fund Average Annual Total Returns

1 Year          Since Inception*
15.27%          13.11%

* Initial public offering of shares was December 1, 1992.


THE JAMESTOWN EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997

ASSETS
              Investments in securities:
                                At acquisition cost                           $      23,059,778
                                                                              =================
                                At value (Note 1)                             $      28,274,888
              Investments in repurchase agreements (Note 1)                           1,873,000
              Cash                                                                          624
              Receivable for securities sold                                          1,039,730
              Receivable for capital shares sold                                          1,187
              Dividends receivable                                                       32,015
              Interest receivable                                                           273
              Other assets                                                                2,476
                                                                              -----------------
                                TOTAL ASSETS                                         31,224,193
                                                                              -----------------

LIABILITIES
              Dividends payable                                                           4,252
              Payable for capital shares redeemed                                        15,000
              Accrued advisory fees (Note 3)                                             18,005
              Accrued administration fees (Note 3)                                        5,300
              Other accrued expenses                                                      1,388
                                                                              -----------------
                                TOTAL LIABILITIES                                        43,945
                                                                              -----------------

NET ASSETS                                                                    $      31,180,248
                                                                              =================

Net assets consist of:
Paid-in capital                                                               $      25,447,288
Accumulated net realized gains from security transactions                               509,687
Undistributed net investment income                                                       8,163
Net unrealized appreciation on investments                                            5,215,110
                                                                              -----------------
              Net assets                                                      $      31,180,248
                                                                              =================

Shares of beneficial interest outstanding (unlimited number of shares
              authorized, no par value)                                               1,991,174
                                                                              =================

Net asset value, offering price and redemption price per share (Note 1)       $           15.66
                                                                              =================

See accompanying notes to the financial statements.

THE JAMESTOWN EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 1997

INVESTMENT INCOME
             Dividends                                                                $        359,403
             Interest                                                                           80,996
                                                                                      ----------------
                          TOTAL INVESTMENT INCOME                                              440,399
                                                                                      ----------------

EXPENSES
             Investment advisory fees (Note 3)                                                 160,646
             Administration fees (Note 3)                                                       49,129
             Custodian fees                                                                      8,493
             Professional fees                                                                   7,258
             Registration fees                                                                   4,970
             Trustees' fees and expenses                                                         5,002
             Postage and supplies                                                                2,711
             Insurance expense                                                                   1,516
             Printing of shareholder reports                                                     1,310
             Other expenses                                                                        914
                                                                                      ----------------
                          TOTAL EXPENSES                                                       241,949
             Expenses reimbursed through a directed brokerage arrangement (Note 4)             (13,440)
                                                                                      ----------------
                          NET EXPENSES                                                         228,509
                                                                                      ----------------

NET INVESTMENT INCOME                                                                          211,890
                                                                                      ----------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
             Net realized gains from security transactions                                     777,388
             Net change in unrealized appreciation/depreciation on investments               2,328,613
                                                                                      ----------------

    REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                             3,106,001
                                                                                      ----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                            $      3,317,891
                                                                                      ================

See accompanying notes to the financial statements.

THE JAMESTOWN EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

Years Ended March 31, 1997 and 1996

                                                                                          Year                  Year
                                                                                         Ended                 Ended
                                                                                      March 31,             March 31,
                                                                                          1997                  1996
                                                                                    ----------            ----------
FROM OPERATIONS:
               Net investment income                                        $          211,890      $        155,881
               Net realized gains from security transactions                           777,388               567,635
               Net change in unrealized appreciation/depreciation
                            on investments                                           2,328,613             2,204,131
                                                                                    ----------            ----------
Net increase in net assets from operations                                           3,317,891             2,927,647
                                                                                    ----------            ----------

DISTRIBUTIONS TO SHAREHOLDERS:
               From net investment income                                             (206,587)             (153,763)
               From net realized gains from security transactions                     (521,388)             (304,491)
                                                                                    ----------            ----------
Decrease in net assets from distributions to shareholders                             (727,975)             (458,254)
                                                                                    ----------            ----------

FROM CAPITAL SHARE TRANSACTIONS (a):
               Proceeds from shares sold                                            11,827,742             7,025,441
               Net asset value of shares issued in reinvestment
                            of distributions to shareholders                           671,223               420,203
               Payments for shares redeemed                                         (1,765,155)             (169,689)
                                                                                    ----------            ----------
Net increase in net assets from capital share transactions                          10,733,810             7,275,955
                                                                                    ----------            ----------

TOTAL INCREASE IN NET ASSETS                                                        13,323,726             9,745,348

NET ASSETS:
               Beginning of year                                                    17,856,522             8,111,174
                                                                                    ----------            ----------
               End of year - (including undistributed net investment
                            income of $8,163 and $2,860, respectively)      $       31,180,248       $    17,856,522
                                                                                    ----------            ----------

 (a)   Number of shares:
               Sold                                                                    788,755               542,324
               Reinvested                                                               43,245                31,979
               Redeemed                                                               (120,237)              (13,292)
                                                                                    ----------            ----------
               Net increase in shares outstanding                                      711,763               561,011
               Shares outstanding, beginning of year                                 1,279,411               718,400
                                                                                    ----------            ----------
               Shares outstanding, end of year                                       1,991,174             1,279,411
                                                                                    ==========            ==========

See accompanying notes to the financial statements.


THE JAMESTOWN EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period


                                                                                                                      Period
                                                                              Years ended March 31,                    Ended
                                                              ------------------------------------------------      March 31,
                                                                1997          1996          1995          1994          1993 (a)
                                                              ------        ------        ------        ------        -------
Net asset value at beginning of period                        $13.96        $11.29        $10.19        $10.18        $10.00
                                                              ------        ------        ------        ------        -------

Income from investment operations:
           Net investment income                                0.13          0.15          0.10          0.08          0.04
           Net realized and unrealized gains (losses)
                       on investments                           2.00          2.98          1.15         (0.01)         0.18
                                                              ------        ------        ------        ------        -------
Total from investment operations                                2.13          3.13          1.25          0.07          0.22
                                                              ------        ------        ------        ------        -------

Less distributions:
           Dividends from net investment income                (0.13)        (0.15)        (0.12)        (0.06)        (0.04)
           Distributions from net realized gains               (0.30)        (0.31)        (0.03)          --            --
                                                              ------        ------        ------        ------        -------

Total distributions                                            (0.43)        (0.46)        (0.15)        (0.06)        (0.04)
                                                              ------        ------        ------        ------        -------

Net asset value at end of period                              $15.66        $13.96        $11.29        $10.19        $10.18
                                                              ======        ======        ======        ======        ======

Total return                                                   15.27%        28.00%        12.33%         0.67%         6.81%(d)
                                                              ======        ======        ======        ======        ======

Net assets at end of period (000's)                          $31,180       $17,857        $8,111        $2,811        $1,953
                                                             =======       =======        ======        ======        ======

Ratio of gross expenses to average net assets                   0.98%         1.14%         1.99%         3.16%         3.19%

Ratio of net expenses to average net assets                     0.92%(b)      1.01%(b)      1.44%(c)      1.50%(c)      1.50%(c)(d)
Ratio of net investment income to average net assets            0.85%         1.27%         1.18%         0.82%         1.13%(d)

Portfolio turnover rate                                           44%           54%           48%           92%           54%

Average commission rate per share                             $0.0688           --            --            --            --

(a)  Represents the period from the commencement of operations
     (December 1, 1992) through March 31, 1993.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

(c) Ratios were determined based on net expenses after the Advisor waived all or a portion of its advisory fee and/or reimbursed the Fund for operating expenses.

(d)  Annualized.

See accompanying notes to the financial statements.

  THE JAMESTOWN EQUITY FUND

  PORTFOLIO OF INVESTMENTS

   March 31, 1997

           Shares                                                                                 Value
                     COMMON STOCKS - 90.7%
                     Advertising - 2.7%
           16,000           Interpublic Group of Companies, Inc.            $                     844,000
                                                                                             ------------

                     Building and Construction - 1.5%
           13,000           Foster Wheeler Corporation                                            459,875
                                                                                             ------------

                     Chemicals - 1.5%
            6,900           Air Products & Chemicals, Inc.                                        468,338
                                                                                             ------------

                     Commercial Banking - 6.3%
           15,000           Federal National Mortgage Association                                 541,875
            9,500           First Union Corporation                                               770,688
           12,000           NationsBank Corporation                                               664,500
                                                                                             ------------
                                                                                                1,977,063
                                                                                             ------------

                     Communications - 7.6%
           29,000           Alltel Corporation                                                    942,500
           24,300           Equifax, Inc.                                                         662,175
            2,000           Lucent Technologies, Inc.                                             105,500
           19,000           MCI Communications Corporation                                        676,875
                                                                                             ------------
                                                                                                2,387,050
                                                                                             ------------

                     Computers/Computer Technology Services - 10.0%
           21,500           Cabletron Systems (b)                                                 628,875
            9,500           Cisco Systems, Inc. (b)                                               457,187
           15,500           Computer Sciences Corporation (b)                                     957,125
            7,700           Intel Corporation                                                   1,071,262
                                                                                             ------------
                                                                                                3,114,449
                                                                                             ------------

                     Consumer Products - 14.9%
           15,500           Avon Products, Inc.                                                   813,750
            9,500           General Electric Company                                              942,875
            4,000           Gillette Company                                                      290,500
            9,000           Kimberly-Clark Corporation                                            894,375
            3,000           Procter & Gamble Company                                              345,000
           24,800           Sysco Corporation                                                     846,300
           20,500           Whitman Corporation                                                   502,250
                                                                                             ------------
                                                                                                4,635,050
                                                                                             ------------
           Shares                                                                        Value
                     COMMON STOCKS - Continued
                     Drugs/Medical Equipment - 8.7%
           16,500           Abbott Laboratories                             $                     926,063
           11,000           Merck and Company, Inc.                                               926,750
           12,000           Schering-Plough Corporation                                           873,000
                                                                                             ------------
                                                                                                2,725,813
                                                                                             ------------

                     Durable Goods - 2.8%
           15,500           Avnet, Inc.                                                           873,813
                                                                                             ------------

                     Electronics - 1.9%
           11,000           Hewlett-Packard Company                                               585,750
                                                                                             ------------

                     Entertainment - 2.5%
           10,500           Walt Disney Company                                                   766,500
                                                                                             ------------

                     Fast Food Restaurants - 2.7%
           18,000           McDonald's Corporation                                                850,500
                                                                                             ------------

                     Fire Systems - 2.9%
           16,400           Tyco International Ltd.                                               902,000
                                                                                             ------------

                     Food Productions - 2.6%
           15,000           Conagra, Inc.                                                         813,750
                                                                                             ------------

                     Health Care Centers - 4.4%
           30,000           Columbia/HCA Healthcare Corporation                                 1,008,750
           15,000           Manor Care, Inc.                                                      365,625
                                                                                             ------------
                                                                                                1,374,375
                                                                                             ------------

                     Hotels - 2.3%
           53,000           Choice Hotel International, Inc. (b)                                  715,500
                                                                                             ------------

                     Insurance - 4.6%
            7,000           American International Group                                          821,625
           11,000           Jefferson-Pilot Corporation                                           598,125
                                                                                             ------------
                                                                                                1,419,750
                                                                                             ------------

                     Oil and Gas Drilling - 6.8%
            7,500           Amoco Corporation                                                     649,687
           18,000           Coastal Corporation                                                   864,000
            5,500           Texaco, Inc.                                                          602,250
                                                                                             ------------
                                                                                                2,115,937
                                                                                             ------------
       Shares                                                                            Value
                     COMMON STOCKS - Continued
                     Real Estate - 1.6%
           35,000           United Dominion Realty Trust                    $                     511,875
                                                                                             ------------

                     Retail Stores - 2.4%
           32,600           AutoZone, Inc. (b)                                                    733,500
                                                                                             ------------

                     Total Common Stocks (Cost $23,059,778)                 $                  28,274,888
                                                                                             ------------
        Face
       Value
                     REPURCHASE AGREEMENTS (a) - 6.0%
$       1,873,000    Star Bank, N.A., 5.25%, dated 03/31/1997, due 04/01/1997,
                            repurchase proceeds $1,873,273 (Cost $1,873,000)$                   1,873,000
                                                                                             ------------


                     Total Investments and Repurchase Agreements
                            at Value - 96.7%                                $                  30,147,888

                     Other Assets in Excess of Liabilties - 3.3%                                1,032,360
                                                                                             ------------

                     Net Assets - 100.0%                                    $                  31,180,248
                                                                                             ============


(a) Joint repurchase agreement is fully collateralized by $20,650,000 GNMA
    II, Pool #8373, 6.50%, due 02/20/24. The aggregate market value of the collateral at March 31, 1997 was $20,897,370. The Fund's pro-rata interest in the collateral at March 31, 1997 was $2,033,498..

(b) Non-income producing security.

  See accompanying notes to the financial statements.


                            THE JAMESTOWN EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on December 1, 1992.

The Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                            THE JAMESTOWN EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $23,081,108 as of March 31, 1997:

       Gross unrealized appreciation...............   $ 5,746,232
       Gross unrealized depreciation...............      (552,452)
       Net unrealized appreciation.................   $ 5,193,780


2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $19,134,396 and $10,119,785, respectively.


3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Lowe, Brockenbrough & Tattersall, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .65% of its average daily net assets up to $500 million and .50% of such net assets in excess of $500 million. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS), formerly MGF Service Corp., provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and
 .15% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

                            THE JAMESTOWN EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


4.  DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of the Fund, the Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $13,440 for the year ended March 31, 1997.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Equity Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.





                                                    Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 1997

                       THE JAMESTOWN SHORT TERM BOND FUND
                              No Load Mutual Fund

                                 ANNUAL REPORT
                                 March 31, 1997

Investment Adviser                              Administrator
LB&T STRATEGIC ADVISORS, INC.                   COUNTRYWIDE FUND SERVICES, INC.
6620 West Broad Street                          312 Walnut Street
Suite 300                                       P.O. Box 5354
Richmond, Virginia 23230                        Cincinnati, Ohio 45201-5354
1.804.288.0404                                  1.800.443.4249

                      THE JAMESTOWN SHORT TERM BOND FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1997


PERFORMANCE OF THE JAMESTOWN SHORT TERM BOND FUND

FIRST QUARTER 1997
Chairman Greenspan was clearly in the spotlight this quarter - and with good reasoning! The economy started the year on a roll and gained momentum throughout the quarter, defying all expectations for a slowdown. With each monthly release or statistics came fresh revisions of economists' forecasts for GDP growth and renewed concerns about expectations for inflation. This did not go unnoticed by Mr. Greenspan, who, in uncharacteristically clear text, took every opportunity to warn the financial markets that a change in Federal Reserve policy was imminent. Despite the warning, markets, both here and abroad, reacted negatively to the 25 basis point increase that was announced as a result of the March 25th FOMC meeting and investors sent both bond and stock prices tumbling just as the quarter was ending. This was not an unusual event for bonds since yields had generally been rising each month since the year began, causing the total return of Treasury Bills to have the highest return along the yield curve at 1.30%. Falling prices were quite unusual for stocks, however, and the S&P 500 fell over 4% in March to end the quarter up only 2.7%.

Our interest rates disciplines kept us slightly longer with a 0.75 year average maturity during the quarter as yields remained range bound. We started the year in the mid-point of the 4.90% to 5.40% range and finished March toward the upper end of it, with little opportunity for significant outperformance. Sectors also provided little opportunity for outperformance as yield spreads versus Treasuries remained narrow all quarter.


FISCAL YEAR ENDED MARCH 31, 1997
The optimism that characterized the bond market at the beginning of the year quickly faded as reports of strong economic growth and a declining unemployment rate fueled concerns over rising inflation. As a result, bond prices fell and yields rose. Treasury Bills started the year yielding 5.06%, peaked in early September at 5.35% before closing 1996 at 5.17%. Yields of longer maturities were even more volatile. Inflation concerns proved unwarranted, however, as growth moderated and wage gains remained subdued. A shrinking budget deficit and inflows from foreign investors seeking higher yields than what was available in their countries, also supported the U.S. bond market as yields fell about 60 basis points from their July peak by the end of 1996. Anchored by a stable Federal Funds rate, Treasury Bill yields traded in a narrow range of 4.9% to 5.4% throughout 1996 and provided a total return of 5.35%.

During most of 1996, our interest rate disciplines kept portfolio durations near neutral. Except for a brief time early in the year, there was little opportunity for us or for any manager to impact performance significantly from duration strategies. This is especially true for portfolios benchmarked to a short term index. Corporates began the year with historically tight spreads and ended the year with historically tight spreads. The advantage from owning corporates this year, therefore, was attributable to their extra yield.

LOOKING AHEAD
We have been here before. In fact, we were experiencing similar rates just nine months ago, right before the market dropped between 50 and 75 basis points. What is different this time around is that economic growth is clearly stronger, the fears of impending inflation are clearly stronger, the dollar is stronger and the Federal Reserve has already raised interest rates. What is similar is that by most popular measures, inflation still has not appeared and pricing power is most likely as limited now as it was then. We believe that the most recent rate hike will be one of a few instead of one of many, and that there is an opportunity developing in which having a duration longer than the Index will result in outperformance. Our conviction in this belief is limited, however, until we see evidence that the economy is cooling off or inflation is dormant.

As for sectors, we are somewhat frustrated by what we perceive as a lack of opportunity in them right now, although we realize that this is only a temporary condition. With the backup in interest rates and weakness in the stock market, there has been some spread widening, or underperformance from Corporates, especially long maturing, weak credits; but not nearly enough to peak our interest in them so late in this economic cycle. Mortgages appear to be only fair value, but we have concentrated our holdings in discount coupons with the added benefit of increased convexity. Closed end bond funds should continue to do well, although we are lowering our expectations as their discounts narrow.

Although the bond market has not performed particularly well so far this year, we do get excited abut real short term yields in excess of 3.00%. In our continual quest for situations in which we believe reward outweighs risk, we see more value building from maturity strategies than we do from sectors. We will look to our disciplines to indicate when to buy the market.

The Jamestown Short Term Bond Fund

Comparison of the Change in Value of a $10,000 Investment in The Jamestown Short Term Bond Fund, the Merrill Lynch 1-3 Year Treasury Index, the 90-Day Treasury Bill Index and the Consumer Price Index


THE JAMESTOWN SHORT TERM BOND FUND

         MERRILL LYNCH 1-3 YEAR TREASURY INDEX:                             THE JAMESTOWN SHORT TERM
                                                                                    BOND FUND:

                             QTRLY                                                       QTRLY
      DATE                   RETURN           BALANCE              DATE                  RETURN                 BALANCE
      01/31/92                                10,000               01/31/92                                     10,000
      03/31/92               0.31%            10,031               03/31/92              0.25%                  10,025
      06/30/92               2.88%            10,319               06/30/92              2.03%                  10,229
      09/30/92               2.98%            10,627               09/30/92              2.14%                  10,448
      12/31/92               0.18%            10,646               12/31/92              0.15%                  10,463
      03/31/93               2.21%            10,882               03/31/93              1.95%                  10,667
      06/30/93               1.08%            10,999               06/30/93              1.27%                  10,803
      09/30/93               1.44%            11,157               09/30/93              1.34%                  10,947
      12/31/93               0.59%            11,222               12/31/93              0.61%                  11,015
      03/31/94              -0.50%            11,166               03/31/94             -0.48%                  10,962
      06/30/94               0.08%            11,176               06/30/94              0.23%                  10,987
      09/30/94               0.99%            11,286               09/30/94              0.93%                  11,090
      12/31/94               0.00%            11,286               12/31/94             -0.05%                  11,084
      03/31/95               3.36%            11,665               03/31/95              3.38%                  11,458
      06/30/95               3.21%            12,039               06/30/95              3.01%                  11,803
      09/30/95               1.50%            12,220               09/30/95              1.33%                  11,960
      12/31/95               2.52%            12,528               12/31/95              2.62%                  12,273
      03/31/96               0.33%            12,570               03/31/96              0.25%                  12,304
      06/30/96               1.01%            12,696               06/30/96              0.77%                  12,399
      09/30/96               1.65%            12,906               09/30/96              1.56%                  12,592
      12/31/96               1.90%            13,151               12/31/96              1.56%                  12,788
      03/31/97               0.66%            13,239               03/31/97              1.04%                12920.45

               CONSUMER PRICE INDEX:                                         90-DAY TREASURY BILL INDEX:

                             QTRLY                                                      QTRLY
      DATE                   RETURN           BALANCE              DATE                 RETURN                  BALANCE
      01/31/92                                10,000               01/31/92                                     10,000
      03/31/92               0.40%            10,040               03/31/92              0.64%                  10,064
      06/30/92               0.80%            10,120               06/30/92              1.10%                  10,174
      09/30/92               0.70%            10,191               09/30/92              1.01%                  10,277
      12/31/92               0.80%            10,273               12/31/92              0.77%                  10,357
      03/31/93               0.90%            10,365               03/31/93              0.78%                  10,437
      06/30/93               0.60%            10,427               06/30/93              0.77%                  10,518
      09/30/93               0.40%            10,469               09/30/93              0.82%                  10,604
      12/31/93               0.70%            10,542               12/31/93              0.78%                  10,687
      03/31/94               0.50%            10,595               03/31/94              0.77%                  10,768
      06/30/94               0.60%            10,659               06/30/94              0.96%                  10,872
      09/30/94               0.90%            10,755               09/30/94              1.08%                  10,989
      12/31/94               0.60%            10,819               12/31/94              1.33%                  11,135
      03/31/95               0.80%            10,906               03/31/95              1.50%                  11,302
      06/30/95               0.90%            11,004               06/30/95              1.50%                  11,472
      09/30/95               0.40%            11,048               09/30/95              1.42%                  11,635
      12/31/95               0.50%            11,104               12/31/95              1.47%                  11,806
      03/31/96               0.80%            11,193               03/31/96              1.23%                  11,951
      06/30/96               1.10%            11,316               06/30/96              1.29%                  12,105
      09/30/96               0.44%            11,366               09/30/96              1.38%                  12,273
      12/31/96               0.82%            11,460               12/31/96              1.30%                  12,433
      03/31/97               0.69%            11,539               03/31/97              1.28%                  12,591


Past performance is not predictive of future performance

The Jamestown Short Term Bond Fund Average Annual Total returns

1 Year         1 Years        Since Inception*
5.01%          5.21%          5.04%

* Initial public offering of shares was January 21, 1992.


THE JAMESTOWN SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997


ASSETS
   Investments in securities:
      At acquisition cost                                                                       $                 9,115,914
                                                                                                           ================
      At value (Note 1)                                                                         $                 9,064,978
   Investments in repurchase agreements (Note 1)                                                                    767,000
   Cash                                                                                                                 156
   Receivable from securities sold                                                                                    7,738
   Interest receivable                                                                                               86,289
   Due from Adviser (Note 3)                                                                                            966
   Other assets                                                                                                         351
                                                                                                           ----------------
      TOTAL ASSETS                                                                                                9,927,478
                                                                                                           ================

LIABILITIES
   Accrued administration fees                                                                                        2,000
   Other accrued expenses                                                                                             1,000
                                                                                                           ----------------
      TOTAL LIABILITIES                                                                                               3,000
                                                                                                           ----------------

NET ASSETS                                                                                      $                 9,924,478
                                                                                                           ================

Net assets consist of:
Paid-in capital                                                                                 $                10,519,030
Accumulated net realized losses from security transactions                                                         (546,248)
                                                                                                           ----------------
Undistributed net investment income                                                                                   2,632
Net unrealized depreciation on investments                                                                          (50,936)
                                                                                                           ----------------
   Net assets                                                                                   $                 9,924,478
                                                                                                           ================

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)                                                                                      1,032,909
                                                                                                           ================

Net asset value, offering price and redemption price per share (Note 1)                         $                      9.61
                                                                                                           ================

See accompanying notes to the financial statements.


THE JAMESTOWN SHORT TERM BOND FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 1997


INVESTMENT INCOME
   Interest                                                                              $                    630,476
                                                                                                     ----------------

EXPENSES
   Investment advisory fees (Note 3)                                                                           36,481
   Administration fees (Note 3)                                                                                24,000
   Professional fees                                                                                           10,788
   Custodian fees                                                                                               6,387
   Trustees' fees and expenses                                                                                  5,002
   Pricing costs                                                                                                3,697
   Printing of shareholder reports                                                                              1,496
   Registration fees                                                                                            1,185
   Insurance expense                                                                                            1,143
   Other expenses                                                                                               1,808
                                                                                                     ----------------
      TOTAL EXPENSES                                                                                           91,987
   Fees waived and expenses reimbursed by the Adviser (Note 3)                                                (43,345)
                                                                                                     ----------------
      NET EXPENSES                                                                                             48,642
                                                                                                     ----------------

NET INVESTMENT INCOME                                                                                         581,834
                                                                                                     ----------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   Net realized losses from security transactions                                                            (101,843)
   Net change in unrealized appreciation/depreciation on investments                                           (3,365)
                                                                                                     ----------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                                                            (105,208)
                                                                                                     ----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                               $                    476,626
                                                                                                     ================

See accompanying notes to the financial statements.

THE JAMESTOWN SHORT TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

Years Ended March 31, 1997 and 1996


                                                                                   Year                          Year
                                                                                  Ended                         Ended
                                                                               March 31,                     March 31,
                                                                                   1997                          1996
                                                                         --------------                --------------
FROM OPERATIONS:
   Net investment income                                                 $      581,834                $      790,385
   Net realized gains (losses) from security transactions                      (101,843)                      192,225
   Net change in unrealized appreciation/depreciation
      on investments                                                             (3,365)                      (10,516)
                                                                         --------------                --------------
Net increase in net assets from operations                                      476,626                       972,094
                                                                         --------------                --------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                                  (582,861)                     (793,655)
                                                                         --------------                --------------

FROM CAPITAL SHARE TRANSACTIONS (a):
   Proceeds from shares sold                                                  2,203,737                     2,046,872
   Net asset value of shares issued in reinvestment
      of distributions to shareholders                                          582,861                       563,410
   Payments for shares redeemed                                              (2,181,641)                   (7,485,406)
                                                                         --------------                --------------
Net increase (decrease) in net assets from capital share transact               604,957                    (4,875,124)
                                                                         --------------                --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                         498,722                    (4,696,685)

NET ASSETS:
   Beginning of year                                                          9,425,756                    14,122,441
                                                                         --------------                --------------
   End of year - (including undistributed net investment
      income of $2,632 and $3,659, respectively)                       $      9,924,478                $    9,425,756

(a)Number of Shares:
   Sold                                                                         226,810                       208,453
   Reinvested                                                                    60,494                        57,652
   Redeemed                                                                    (224,329)                     (761,014)
                                                                         --------------                --------------
   Net increase (decrease) in shares outstanding                                 62,975                      (494,909)
   Shares outstanding, beginning of year                                        969,934                     1,464,843
                                                                         --------------                --------------
   Shares outstanding, end of year                                            1,032,909                       969,934
                                                                         ==============                ==============

See accompanying notes to the financial statements.

THE JAMESTOWN SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year




                                                                                      Years Ended March 31,
                                                               --------------------------------------------------------------

                                                                 1997          1996          1995          1994          1993
                                                               ------         -----         -----        ------        ------

Net asset value at beginning of year                            $9.72         $9.64         $9.82        $10.07         $9.93
                                                               ------        ------         -----        ------        ------

Income from investment operations:
   Net investment income                                         0.58          0.62          0.60          0.51          0.50
   Net realized and unrealized gains (losses)
      on investments                                            (0.11)         0.08         (0.17)        (0.23)         0.13
                                                               ------        ------         -----        ------        ------
Total from investment operations                                 0.47          0.70          0.43          0.28          0.63
                                                               ------        ------         -----        ------        ------

Less distributions:
   Dividends from net investment income                         (0.58)        (0.62)        (0.61)        (0.51)        (0.49)
   Distributions from net realized gains                                                                  (0.02)           --
                                                               ------        ------         -----        ------        ------
Total distributions                                             (0.58)        (0.62)        (0.61)        (0.53)        (0.49)
                                                               ------        ------         -----        ------        ------

Net asset value at end of year                                  $9.61         $9.72         $9.64         $9.82        $10.07
                                                               ======        ======         =====        ======        ======

Total return                                                     5.01%         7.38%         4.53%         2.76%         6.40%

Net assets at end of year (000's)                              $9,924        $9,426       $14,122       $18,715       $15,580

Ratio of expenses to average net assets (a)                      0.50%         0.50%         0.50%         0.50%         0.50%

Ratio of net investment income to average net assets             5.96%         6.27%         6.04%         5.22%         5.24%

Portfolio turnover rate                                            62%          157%          144%          324%          289%

(a)Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets
   0.85%,  0.85%, 0.81%, and 0.82%  for the years ended
   March 31, 1997, 1996, 1995, 1994, and 1993, respectively (Note 3).

See accompanying notes to the financial statements.

  THE JAMESTOWN SHORT TERM BOND FUND

  PORTFOLIO OF INVESTMENTS

  March 31, 1997


    Par Value                                                                            Value
                     COMMERCIAL PAPER - 39.5%
$       400,000           American Express Company, due 07/15/1997              $            393,875
        400,000           American General Financial, due 06/17/1997                         395,380
        400,000           AT&T Corporation, due 10/16/1997                                   387,856
        400,000           E. I. DuPont de Nemours & Company, due 08/14/1997                  392,155
        400,000           Lucent Technologies, Inc., due 08/19/1997                          391,724
        375,000           McMcormick Capital, Inc., 08/22/1997                               367,031
        400,000           Prudential Funding Corporation, due 05/14/1997                     397,496
        400,000           United Parcel Service of America, Inc., due 04/24/1997             398,651
        400,000           The Walt Disney Company, due 04/10/1997                            399,471
        400,000           Xerox Corporation, due 05/23/1997                                  396,967
                                                                                         -----------
                     Total Commercial Paper (Cost $3,920,606)                   $          3,920,606
                                                                                         -----------

                     U.S. TREASURY AND AGENCY OBLIGATIONS - 18.9%
                     U.S. Treasury Notes - 14.6%
$       200,000           5.125%, due 04/30/1998                                $            197,938
      1,215,000           7.75%, due 11/30/1999                                            1,248,983
                                                                                         -----------
                                                                                           1,446,921
                                                                                         -----------

                     Student Loan Marketing Association - 4.3 %
        425,000           5.71%, floating rate, due 02/17/1998                               425,786
                                                                                         -----------

                     Total U.S. Treasury and Agency Obligations (Cost $1,890,247$          1,872,707
                                                                                         -----------

                     MORTGAGE-BACKED SECURITIES - 14.0%
                     Federal Home Loan Mortgage Corporation - 3.0%
$       175,000           Series #1272-D, 7.50%, due 11/15/2005                 $            177,242
        122,956           Series #162-E, 7.00%, due 02/15/2020                               122,956
                                                                                             300,198

                     Federal National Mortgage Association - 4.4%
        225,000           Series #91-131-E, 7.709%, due 10/25/1998                           227,531
        202,207           Pool #124029, 8.00%, due 12/01/2002                                204,312
                                                                                         -----------
                                                                                             431,843
                                                                                         -----------

                     Other Mortgage-Backed Securities - 6.6%
                          Lehman Brothers Mortgage Trust #91-2-A1,
        113,944              8.00%, due 03/20/1999                                           115,511
                          CMC Securities Corporation #93-E-S4,
        400,000              5.75%, due 11/25/2008                                           395,500
                          GE Capital Mortgage Services, Inc. #93-4A-A1,
        148,860              6.3875%, floating rate, due 03/25/2023                          149,556
                                                                                         -----------
                                                                                             660,567
                                                                                         -----------

                     Total Mortgage-Backed Securities (Cost $1,400,770)         $          1,392,608
                                                                                         -----------


    Par Value                                                                            Value
                     ASSET-BACKED SECURITIES - 3.2%
                          CIT RV Trust #96-A-A1,
$       321,078              5.40%, due 12/15/2011                              $            315,106
                                                                                         -----------

                     Total Asset-Backed Securities (Cost $317,165)              $            315,106
                                                                                         -----------

                     CORPORATE BONDS - 15.8%
                          Beneficial Corporation Medium Term Notes,
$       400,000              8.27%, due 11/30/1998                              $            410,284
                          Ford Motor Credit Corporation,
         40,000              8.00%, due 12/01/1997                                            40,443
                          International Bank Reconstruction and Development,
        265,000              5.10%, due 09/15/1999                                           255,866
                          Mellon Financial Corporation,
        375,000              6.50%, due 12/01/1997                                           375,409
                          J.C. Penny & Company,
        300,000              10.00%, due 10/15/1997                                          305,832
                          Xerox Corporation Medium Term Notes,
        175,000              7.13%, due 04/30/1999                                           176,117
                                                                                         -----------
                     Total Corporate Bonds (Cost $1,587,126)                    $          1,563,951
                                                                                         -----------

                          Total Investments at Value (Cost $9,115,914) - 91.4%  $          9,064,978
                                                                                         -----------


       Face
      Amount

                     REPURCHASE AGREEMENTS (a) - 7.7%
$       767,000      Star Bank, N.A., 5.25%, dated 03/31/1997, due 04/01/1997
                          repurchase proceeds $767,112 (Cost $767,000)          $            767,000
                                                                                         -----------

                     Total Investments and Repurchase Agreements
                          at Value - 99.1%                                      $          9,831,978

                     Other Assets in Excess of Liabilities - .9%                              92,500
                                                                                         -----------

                     Net Assets - 100.0%                                        $          9,924,478
                                                                                         ===========

(a) Joint repurchase agreement is fully collaterized by $20,650,000 GNMA
    II, Pool #8373, 6.50%, due 02/20/2024. The aggregate market value of the collateral at March 31, 1997 was $20,897,370. The Fund's pro-rata interest in the collateral at March 31, 1997 was $832,725.

  See accompanying notes to the financial statements.

                       THE JAMESTOWN SHORT TERM BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Short Term Bond Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 21, 1992.

The Fund's investment objective is to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of high quality short-term fixed income securities.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that securities of the Fund will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

                       THE JAMESTOWN SHORT TERM BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



Securities traded on a "to-be-announced" basis -- The Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of the Fund as of March 31, 1997:

         Gross unrealized appreciation..................   $    23,256
         Gross unrealized depreciation...................      (74,192)
                                                            ----------
         Net unrealized depreciation....................$      (50,936)
                                                            ==========

The tax basis of investments of the Fund is equal to the acquisition cost as shown on the Statement of Assets and Liabilities. As of March 31, 1997, the Fund had capital loss carryforwards for federal income tax purposes of $508,929 which expire on March 31, 2004. In addition, the Fund had net realized capital losses of $37,319 during the period from November 1, 1996 through March 31, 1997, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 1998. These capital loss carryforwards and "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.


2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $3,952,270 and $8,238,064, respectively.

                       THE JAMESTOWN SHORT TERM BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by LB&T Strategic Advisors, Inc. (the Advisor), formerly Lowe, Brockenbrough & Tattersall, Inc., under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly at an annual rate of .375% of its average daily net assets. The Advisor currently intends to limit the total operating expenses of the Fund to .50% of its average daily net assets; accordingly, the Advisor waived its entire investment advisory fee of $36,481 and reimbursed the Fund for $6,864 of other operating expenses for the year ended March 31, 1997. Certain trustees and officers of the Trust are also officers of the Advisor.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS), formerly MGF Service, Corp., provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .075% of its average daily net assets up to $200 million and .05% of such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Short Term Bond Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Short Term Bond Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                   Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 1997

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND
                              No Load Mutual Fund

                                 ANNUAL REPORT
                                 March 31, 1997

Investment Adviser                              Administrator
LOWE, BROCKENBROUGH & TATTERSALL, INC.          COUNTRYWIDE FUND SERVICES, INC.
6620 West Broad Street                          312 Walnut Street
Suite 300                                       P.O. Box 5354
Richmond, Virginia 23230                        Cincinnati, Ohio 45201-5354
1.804.288.0404                                  1.800.443.4249

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1997


PERFORMANCE OF THE JAMESTOWN INTERNATIONAL EQUITY FUND

The return on the Jamestown International Equity Fund was -1.5% since inception on April 16, 1996. Over the same time period, the Morgan Stanley EAFE Index had a return of -1.4%. This period was characterized by the strength in the U.S. dollar, strong European markets, and continued weakness in Japan.

Oechsle continues to believe that the perception of the domestic situation in Japan is worse than the reality. The imposition of new consumer taxes, the relatively slow pace of government reforms and coporate restructurings, and fears of a crisis in the financial system have adversely affected domestic attitudes and caused foreigners to shy away. However, the depreciating yen provides a more competitive base for export-oriented companies. Inventory levels are low, and industrial production is rising. Capital investment appears to have bottomed out, and the excesses in land prices have largely been removed. Improving fundamentals should continue to gradually fall into place, reversing the negative sentiment that has been built up.

Recently, Oechsle built up the emerging market compenent of the portfolio to 10%. Driven by their fundamental company research, Oechsle initiated positions in companies in Brazil, India, Indonesia, Mexico, Phillipines, and Thailand. Oechsle will continue to invest in emerging markets on an opportunistic basis to add value to the Jamestown International Equity Fund.

GRAPHIC ASSET ALLOCATION


                                  The Jamestown
                              International Equity        Morgan Stanley
                                      Fund                  EAFE Index


Continental Europe                   43.39%                   40.50%
United Kingdom                       13.73%                   19.50%
Pacific Basin, excluding Japan       11.82%                   10.90%
Japan                                19.04%                   29.10%
Emerging Markets                     10.68%                    0.00%
Other                                 1.34%                    0.00%
                                     ------                   ------
Total                               100.00%                  100.00%


The Jamestown International Equity Fund

Comparison of the Change in Value of a $10,000 Investment in The Jamestown
International Equity Fund and the Europe, Australia and Far East Index
(EAFE Index)

JAMESTOWN INTERNATIONAL EQUITY FUND

               EUROPE, AUSTRALIA AND FAR EAST                                       JAMESTOWN INTL EQUITY FUND
                  INDEX (EAFE INDEX)

                                  MONTHLY                                                          MONTHLY
          DATE                    RETURN               BALANCE              DATE                   RETURN                BALANCE
          04/30/96                                     10,000               04/30/96                                     10,000
          05/31/96                -1.84%                9,816               05/31/96               -1.30%                 9,870
          06/30/96                 0.56%                9,871               06/30/96               -0.51%                 9,820
          07/31/96                -2.92%                9,583               07/31/96               -4.49%                 9,379
          08/31/96                 0.22%                9,604               08/31/96                0.00%                 9,379
          09/30/96                 2.66%                9,859               09/30/96                1.71%                 9,539
          10/31/96                -1.02%                9,759               10/31/96               -0.21%                 9,519
          11/30/96                 3.98%               10,147               11/30/96                3.89%                 9,890
          12/31/96                -1.29%               10,016               12/31/96               -1.22%                 9,770
          01/31/97                -3.50%                9,666               01/31/97               -0.41%                 9,730
          02/28/97                 1.64%                9,824               02/28/97                0.52%                 9,780
          03/31/97                 0.36%                9,860               03/31/97                0.72%                 9,850

Past performance is not predictive of future performance.

* Initial public offering of shares was April 16, 1996.


THE JAMESTOWN INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997
ASSETS
Investments in securities:
             At acquisition cost                                                              $   28,035,009
                                                                                              ==============
             At value (Note 1)                                                                $   29,035,982
Cash denominated in foreign currencies (cost $3,945)                                                   3,953
Cash                                                                                                  390,591
Receivable for capital shares sold                                                                     1,485
Dividends receivable                                                                                  56,632
Interest receivable                                                                                    1,059
                                                                                              --------------
             TOTAL ASSETS                                                                         29,489,702
                                                                                              --------------

LIABILITIES
Payable for securities purchased                                                                     146,520
Accrued advisory fees (Note 3)                                                                        23,265
Accrued administration fees (Note 3)                                                                   6,000
Other accrued expenses                                                                                23,500
                                                                                              --------------
             TOTAL LIABILITIES                                                                       199,285
                                                                                              --------------

NET ASSETS                                                                                    $   29,290,417
                                                                                              ==============

Net assets consist of:
Paid-in Capital                                                                               $   29,477,977
Undistributed net investment income                                                                   42,215
Accumulated net realized losses from security and foreign currency transactions                   (1,230,188)
Net unrealized appreciation on investments                                                         1,000,973
Net unrealized depreciation on translation of assets and liabilities in foreign currencies              (560)
                                                                                              --------------
Net assets                                                                                    $   29,290,417
                                                                                              ==============

Shares of beneficial interest outstanding (unlimited number of shares
             authorized, no par value)                                                             2,986,210
                                                                                              ==============

Net asset value, offering price and redemption price per share (Note 1)                       $         9.81
                                                                                              ==============

See accompanying notes to the financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

STATEMENT OF OPERATIONS

For the Period Ended March 31, 1997 (a)
INVESTMENT INCOME
    Dividends (net of foreign withholding taxes of $32,734)                    $           267,828
    Interest                                                                                80,887
                                                                               -------------------
               TOTAL INVESTMENT INCOME                                                     348,715
                                                                               -------------------

EXPENSES
    Investment advisory fees (Note 3)                                                      240,868
    Custodian fees                                                                          66,654
    Administration fees (Note 3)                                                            59,209
    Professional fees                                                                       14,884
    Pricing costs                                                                           11,047
    Registration fees                                                                        9,977
    Trustees' fees and expenses                                                              4,959
    Shareholder report printing                                                              3,553
    Postage and supplies                                                                     2,307
    Other expenses                                                                             935
                                                                               -------------------
               TOTAL EXPENSES                                                              414,393
    Fees waived by the Adviser (Note 3)                                                    (29,007)
                                                                               -------------------
               NET EXPENSES                                                                385,386

NET INVESTMENT LOSS                                                                        (36,671)
                                                                               -------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
    AND FOREIGN CURRENCIES (Note 4)
    Net realized gains (losses) from:
               Security transactions                                                    (1,230,188)
               Foreign currency transactions                                               185,973
    Net change in unrealized appreciation/depreciation on:
               Investments                                                               1,000,973
               Translation of assets and liabilities in foreign currencies                    (560)
                                                                               -------------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
    AND FOREIGN CURRENCIES                                                                 (43,802)
                                                                               -------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                                     $           (80,473)
                                                                               ===================

(a) Represents the period from the start of business (April 16, 1996) through March 31, 1997.

See accompanying notes to the financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the Period Ended March 31, 1997 (a)
FROM OPERATIONS:
    Net investment loss                                                     $        (36,671)
    Net realized losses from security transactions                                (1,230,188)
    Net realized gains from foreign currency transactions                             185,973
    Net change in unrealized appreciation/depreciation on investments               1,000,973
    Net change in unrealized appreciation/depreciation on translation
               of assets and liabilities in foreign currencies                           (560)
                                                                            -----------------
Net decrease in net assets from operations                                            (80,473)
                                                                            -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
    In excess of net investment income                                               (107,087)
                                                                            -----------------

FROM CAPITAL SHARE TRANSACTIONS (b):
    Proceeds from shares sold                                                      29,619,931
    Net asset value of shares issued in reinvestment
               of distributions to shareholders                                       105,780
    Payments for shares redeemed                                                     (247,734)
                                                                            -----------------

Net increase in net assets from capital share transactions                         29,477,977
                                                                            -----------------


TOTAL INCREASE IN NET ASSETS                                                       29,290,417

NET ASSETS:
    Beginning of period                                                                     0
                                                                            -----------------
    End of period - (including undistributed net investment
               income of $42,215)                                           $      29,290,417
                                                                            =================


(a) Represents the period from the start of business (April 16, 1996) through March 31, 1997.

(b) Number of capital shares:

    Sold                                           3,000,775
    Reinvested                                        10,836
    Redeemed                                         (25,401)
                                                  ----------
    Net increase in shares outstanding             2,986,210
    Shares outstanding, beginning of period                0
                                                  ==========
    Shares outstanding, end of period              2,986,210

See accompanying notes to the financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding
Throughout the Period Ended March 31, 1997(a)

Net asset value at beginning of period                                                      $10.00
                                                                                          --------

Income from investment operations:
            Net investment loss                                                              (0.01)
            Net realized and unrealized losses
               on investments and foreign currency                                           (0.14)
                                                                                          --------
Total from investment operations                                                             (0.15)
                                                                                          --------

Less distributions:
            Dividends in excess of net investment income                                     (0.04)
                                                                                          --------

Net asset value at end of period                                                             $9.81
                                                                                          ========

Total return                                                                                 -1.56%(c)
                                                                                          ========

Net assets at end of period (000's)                                                        $29,290
                                                                                          ========

Ratio of expenses to average net assets (b)                                                   1.60%(c)

Ratio of net investment loss to average net assets                                           -0.15%(c)

Portfolio turnover rate                                                                         70%(c)

Average commission rate per share                                                          $0.0258

(a) Represents the period from the start of business (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(c) for the period ended
    March 31, 1997.

(c) Annualized.

         See accompanying notes to the financial statements.

  THE JAMESTOWN INTERNATIONAL EQUITY FUND

  PORTFOLIO OF INVESTMENTS

   March 31, 1997

       Shares                                                                                   Value
                       COMMON STOCKS - 99.1%
                       Australia - 5.4%
           73,400             Australia and New Zealand Banking Group Ltd.             $            464,877
           50,000             Coca-Cola Amatil Ltd.                                                 475,363
           81,991             News Corporation Ltd.                                                 382,396
           39,193             WMC Ltd.                                                              247,614
                                                                                                -----------
                                                                                                  1,570,250
                                                                                                -----------

                       Brazil - 3.2%
            7,500             Companhia Vale do Rio Doce - ADR                                      170,471
            7,400             Telecomunicacoes Brasileiras SA - Telebras - ADR                      757,575
                                                                                                -----------
                                                                                                    928,046
                                                                                                -----------

                       France - 7.6%
            4,284             Alcatel Alsthom (Cie Gen El)                                          516,043
              368             Carrefour SA                                                          228,247
            8,066             Michelin SA - Class B                                                 479,360
            5,802             Total SA - Class B                                                    501,909
            7,339             Valeo SA                                                              493,135
                                                                                                -----------
                                                                                                  2,218,694
                                                                                                -----------

                       Germany - 5.9%
           13,114             Hoechst AG                                                            530,961
            1,461             Mannesmann AG                                                         558,692
            1,139             Volkswagen AG                                                         629,443
                                                                                                -----------
                                                                                                  1,719,096
                                                                                                -----------

                       Hong Kong - 3.9%
           57,000             Hutchison Whampoa Ltd.                                                428,473
           85,000             New World Development                                                 458,509
           25,000             Sun Hung Kai Properties Ltd.                                          264,550
                                                                                                -----------
                                                                                                  1,151,532
                                                                                                -----------

                       India -  1.6%
            5,600             Hindalco Industries Ltd. - GDR                                        182,364
            9,300             Reliance Industries Ltd. - GDR                                        133,116
           13,200             Tata Engineering and Locomotive Company Ltd. - GDR                    167,970
                                                                                                -----------
                                                                                                    483,450
                                                                                                -----------

                       Indonesia - .9%
           33,000             PT Hanjaya Mandala Sampoerna - foreign registered                     154,623
            4,000             PT Telekomunikasi Indonesia - ADR                                     120,500
                                                                                                -----------
                                                                                                    275,123
                                                                                                -----------


       Shares                                                                                   Value
                       COMMON STOCKS - Continued
                       Italy - 6.5%
          147,925             Fiat SPA                                                 $            469,955
          229,716             Istituto Nazionale delle Assicurazioni                                308,445
          151,155             Pirelli SPA                                                           328,903
          186,202             Stet Societa Finanziaria Telefonica SPA                               813,675
                                                                                                -----------
                                                                                                  1,920,978
                                                                                                -----------

                       Japan - 19.1%
           24,000             Canon, Inc.                                                           513,690
               64             DDI Corporation                                                       403,715
            7,000             Denso Corporation                                                     137,388
              500             Isetan Company                                                          5,250
            7,000             Ito-Yokado Co. Ltd.                                                   310,960
           43,000             Kawasaki Heavy Industries                                             167,054
            3,000             Kyocera Corporation                                                   170,099
           11,000             Matsuzakaya Company                                                    81,294
           15,000             Murata Manufacturing Company Ltd.                                     537,921
          175,000             Nippon Steel Company                                                  480,575
               53             Nippon Telegraph and Telephone Corporation                            372,853
               14             NTT Data Communications Systems Company                               372,022
            7,000             Rohm Company                                                          515,629
           41,000             Sharp Corporation                                                     486,794
            6,500             Sony Corporation                                                      454,123
           20,000             Sumitomo Bank                                                         237,461
           53,000             Sumitomo Realty & Development                                         356,158
                                                                                                -----------
                                                                                                  5,602,986
                                                                                                -----------

                       Malaysia - 1.3%
          233,000             Renong Berhad                                                         394,709
                                                                                                -----------

                       Mexico - 3.9%
            3,200             ACER Computec Latino America, SA de CV - GDR (a)                       58,504
           30,000             Carso Global Telecom (a)                                               90,026
           30,500             Grupo Carso SA de CV - ADR                                            178,824
            4,500             Grupo Televisa SA                                                     111,938
           60,000             Kimberly-Clark de Mexico, SA de CV - Class A                          241,710
           11,900             Telefonos De Mexico SA - ADR                                          458,150
                                                                                                -----------
                                                                                                  1,139,152
                                                                                                -----------


       Shares                                                                                   Value
                       COMMON STOCKS - Continued
                       Netherlands - 6.2%
           14,933             ING Groep NV                                             $            588,321
           34,670             VNU-Verenigde Nederlandse Uitgeversbedrijven
                                   Verenigd Bezit                                                   713,450
            4,169             Wolters Kluwer NV                                                     502,077
                                                                                                -----------
                                                                                                  1,803,848
                                                                                                -----------

                       Philippines - .6%
          540,000             Filinvest Land Inc. (a)                                               172,046
                                                                                                -----------

                       Singapore - 1.2%
           41,000             City Developments Ltd.                                                363,106
                                                                                                -----------

                       Spain - 5.4%
            5,200             Banco Santander SA                                                    357,621
            6,962             Empresa Nacional de Electricidad, SA                                  448,353
           32,007             Telefonica de Espana                                                  770,995
                                                                                                -----------
                                                                                                  1,576,969
                                                                                                -----------

                       Sweden - 6.8%
           20,936             Astra AB - Class A                                                  1,012,941
            3,450             Hennes and Mauritz AB - Class B                                       462,065
           45,360             Skandinaviska Enskilda Banken - Class A                               502,751
                                                                                                -----------
                                                                                                  1,977,757
                                                                                                -----------

                       Switzerland - 5.3%
              846             Ciba Specialty Chemicals AG (a)                                        69,882
              846             Novartis AG                                                         1,048,823
               50             Roche Holding AG                                                      431,932
                                                                                                -----------
                                                                                                  1,550,637
                                                                                                -----------

                       Thailand - 0.5%
           15,000             Bangkok Bank Public Company Ltd. - foreign
                                   registered                                                       145,524
                                                                                                -----------


       Shares                                                                                   Value
                       United Kingdom - 13.8%
           27,500             BOC Group PLC                                                         431,682
           34,870             British Aerospace PLC                                                 781,266
           51,258             British Petroleum Company PLC                                         594,631
           31,892             Carlton Communications PLC                                            273,354
           31,800             Glaxo Wellcome PLC                                                    582,988
           44,639             Orange PLC (a)                                                        151,725
           79,496             Safeway PLC                                                           465,348
          166,431             Vodafone Group PLC                                                    761,085
                                                                                                -----------
                                                                                                  4,042,079
                                                                                                -----------

                       Total Common Stocks (Cost $28,035,009) - 99.1%                  $         29,035,982

                       Other Assets in Excess of Liabilities - 0.9%                                 254,435
                                                                                                -----------

                       Net Assets - 100.0%                                             $         29,290,417
                                                                                                ===========

(a) Non-income producing security.

See accompanying notes to the financial statements.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown International Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on April 16, 1996.

The Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $28,060,261 as of March 31, 1997:

     Gross unrealized appreciation...................... $   2,387,489
     Gross unrealized depreciation.......................   (1,411,768)
                                                           -----------
     Net unrealized appreciation........................ $     975,721
                                                           ===========

As of March 31, 1997, the Fund had capital loss carryforwards for federal income tax purposes of $137,352 which expire on March 31, 2005. In addition, the Fund had net realized capital losses of $1,067,584 during the period from November 1, 1996 through March 31, 1997, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 1998. These capital loss carryforwards and "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.  INVESTMENT TRANSACTIONS

During the period ended March 31, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $45,751,404 and $16,485,445, respectively.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
Lowe, Brockenbrough & Tattersall, Inc. (the Adviser), under the terms of an Investment Advisory Agreement, provides general investment supervisory services to the Fund. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

The Adviser retains Oechsle International Advisors, Inc. (Oechsle) to provide the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any advisory fee waivers.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


The Adviser currently intends to limit the total operating expenses of the Fund to 1.60% of its average daily net assets. Accordingly, the Adviser waived $29,007 of its investment advisory fees for the period ended March 31, 1997. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .25% of its average daily net assets up to $25 million; .225% of the next $25 million of such net assets; and .20% of such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

4.  FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

      A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

      B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997

5.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At March 31, 1997, the Fund had no forward foreign currency exchange contracts outstanding.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown International Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1997, and the related statement of operations, changes in net assets, and financial highlights for the period April 16, 1996 (commencement of operations) to March 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown International Equity Fund as of March 31, 1997, the results of its operations, the changes in its net assets, and financial highlights for the period April 16, 1996 to March 31, 1997, in conformity with generally accepted accounting principles.



                                                     Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 1997